UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12
VONAGE HOLDINGS CORP.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

VONAGE HOLDINGS CORP.
23 MAIN STREET
HOLMDEL, NJ 07733
April 28, 2017
Dear Stockholders,
We are pleased to invite you to attend the annual meeting of stockholders of Vonage Holdings Corp. to be held on Thursday, June 8, 2017 at 10:00 a.m., local time via a live webcast at www.virtualshareholdermeeting.com/VG2017. You will be able to attend our annual meeting, vote your shares and submit questions during the annual meeting via this live webcast. Details regarding access to the meeting and the business to be conducted are provided in the accompanying Notice of 2017 Annual Meeting of Stockholders and Proxy Statement. Included with the Proxy Statement is a copy of our 2016 annual report, including our Form 10-K for the year ended December 31, 2016 (without exhibits). We encourage you to read our 2016 annual report, which includes our audited financial statements and information about our operations, markets, and products.
Your vote is important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or by mailing a proxy or voting instruction card. Voting over the Internet, by telephone or by mailing a proxy card or by providing voting instructions to your broker, trustee or nominee will ensure your representation at the annual meeting regardless of whether you attend. Please review the instructions on the Notice you received in the mail and the proxy or voting instruction card regarding each of these voting options.
Also, if you plan to attend our annual meeting via the webcast please see the instructions set forth in the Notice of 2017 Annual Meeting of Stockholders.
Thank you for your ongoing support of Vonage. We look forward to your participation in our annual meeting.
Sincerely,
Alan Masarek
Chief Executive Officer

VONAGE HOLDINGS CORP.
23 MAIN STREET
HOLMDEL, NJ 07733
NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

Time and Date	10:00 a.m., local time, on Thursday, June 8, 2017

Place	via live webcast at www.virtualshareholdermeeting.com/VG2017

Items of Business	At the meeting, we will ask you and our other stockholders to:

(1)	elect three Class II directors for a term to expire at the 2020 annual meeting of stockholders;

(2)	ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

(3)	approve our named executive officers' compensation in an advisory vote;

(4)	recommend, by a non-binding advisory vote, the frequency of future advisory votes on the executive compensation of our named executive officers; and

(5)	ratify the extension of our Tax Benefits Preservation Plan.

The stockholders will also act on any other business as may properly come before the meeting or any postponement or adjournment of the meeting. The board of directors has no knowledge of any other business to be transacted at the annual meeting.

Record Date
You may vote if you were a stockholder of record at the close of business on April 13, 2017. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the 2017 annual meeting for a period of 10 days prior to the meeting at our principal executive offices at 23 Main Street, Holmdel, NJ 07733, and electronically during the 2017 annual meeting at www.virtualshareholdermeeting.com/VG2017 when you enter your 12-Digit Control Number.

Proxy Voting
It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail, the section titled “Questions and Answers about the Proxy Materials and the Annual Meeting” beginning on page 1 of this Proxy Statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

Attending the Meeting
You are entitled to attend the annual meeting only if you were a Vonage stockholder at the close of business on April 13, 2017, or you hold a valid proxy for the annual meeting. Instructions on how to attend and participate in the 2017 annual meeting live via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/VG2017.

By order of the Board of Directors,

Randy K. Rutherford, Assistant Corporate Secretary
Holmdel, NJ
April 28, 2017
Important Notice Regarding the Availability of Proxy Materials for Our
Annual Meeting of Stockholders to Be Held on June 8, 2017

The accompanying proxy statement and our 2016 annual report to stockholders are available at
http://ir.vonage.com/

Page No
GENERAL INFORMATION	1

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	1
Q: Why am I receiving these proxy materials?	1
Q: What is included in the proxy materials?	1
Q: What information is contained in this proxy statement?	1
Q: Why did I receive a notice in the mail regarding Internet availability of proxy materials instead of a full set of printed proxy materials?	1
Q: How can I access the proxy materials over the Internet?	2
Q: What shares can I vote?	2
Q: How many votes am I entitled to per share?	2
Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?	2
Q: How can I attend the annual meeting?	3
Q: How can I vote my shares without attending the annual meeting?	3
Q: How can I vote my shares without attending the annual meeting if I am a stockholder of record?	3
Q: How can I vote my shares without attending the annual meeting if I am a beneficial owner of shares held in street name?	3
Q: Can I change my vote?	3
Q: How many shares must be present or represented to conduct business at the annual meeting?	4
Q: What is the voting requirement to approve each of the proposals?	4
Q: What is the effect of not casting a vote or not providing voting instructions?	4
Q: What happens if additional matters are presented at the annual meeting?	5
Q: Who will serve as inspector of elections?	5
Q: What should I do if I receive more than one set of voting materials?	5
Q: What is “householding” and how do I revoke my consent to the householding program?	5
Q: How may I obtain an additional copy of our 2016 annual report and proxy materials?	5
Q: Who will bear the cost of soliciting votes for the annual meeting?	6
Q: What is the deadline to propose actions for consideration at the 2018 annual meeting of stockholders or to nominate individuals to serve as directors?	6

CORPORATE GOVERNANCE	11
Corporate Governance Actions	11
Governance Principles	11
Board Leadership Structure	12
Risk Management and Role of the Board in Risk Oversight	12
Board Determination of Independence	13
Board Meetings and Attendance	13
Director Attendance at Annual Meeting of Stockholders	14
Director Retirement Age	14
Directors Changing Their Present Job Responsibilities	14
Transactions with Related Persons	14
Board Committees	15
Audit Committee	16
Compensation Committee	17
Nominating and Governance Committee	18
Director Nomination Process	18
Majority Voting and Director Resignation Policy	19
Communicating with the Independent Directors	19
Codes of Conduct	19
Compensation Committee Report	20

i

PROPOSAL NO. 1 ELECTION OF DIRECTORS	21
General	21
Board Composition and Nominees	21
Nominees for Terms Expiring in 2020 (Class II Directors)	22
Directors Whose Terms Expire in 2018 (Class III Directors)	23
Directors Whose Terms Expire in 2019 (Class I Directors)	21
Board Composition & Skill Matrix	24
Recommendation of our Board of Directors	24

PROPOSAL NO. 2 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25
General	25
Auditors' Fees	25
Pre-Approval Policies and Procedures	26
Recommendation of our Board of Directors	26

PROPOSAL NO. 3 ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	26
Background	26
Recommendation of our Board Directors	27

PROPOSAL NO. 4 ADVISORY VOTE TO DETERMINE THE FREQUENCY OF OUR SUBMISSION TO OUR STOCKHOLDERS OF A PROPOSAL TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	27
Background	27
Recommendation of our Board Directors	27

PROPOSAL NO. 5 RATIFICATION OF THE EXTENSION OF OUR TAX BENEFITS PRESERVATION PLAN	27
Background	27
Summary of Tax Benefits Preservation Plan	28
Certain Considerations Related to the Tax Benefits Preservation Plan	30
Recommendation of our Board Directors	31

COMPENSATION	31
Compensation Discussion and Analysis	31
Shareholder Outreach and Program Changes	31
2016 Performance	31
Named Executive Officers	33
Compensation Objectives	33
Engagement of Compensation Consultant	35
Determination of Competitive Compensation	35
Employment Arrangements with our Named Executive Officers	36
Salaries	36
Annual Cash Bonuses	36
Long-Term Incentives	38
2016 Annual Equity Grants and Employment Inducement Grants	39
Stock Ownership Guidelines for Executives	40
Benefits and Perquisites	41
Equity Grant Practices	41
Post-Employment Compensation	41
Claw-back and Hedging Policies	42
Consideration of Say-on-Pay Voting Results	42
Section 162(m) and Other Tax Considerations	43
Summary Compensation Table	43
Grants of Plan-Based Awards—2016	45
Outstanding Equity Awards at Fiscal Year-End—2016	47
Option Exercises and Stock Vested—2016	49

ii

iii

VONAGE HOLDINGS CORP.
23 MAIN STREET
HOLMDEL, NJ 07733
PROXY STATEMENT
GENERAL INFORMATION
For Our Annual Meeting of Stockholders to be held on June 8, 2017
Vonage Holdings Corp. (referred to as “we,” “us,” “our,” “the company,” or “Vonage” in this document) has made these materials available to you on the Internet, or, upon your request has delivered the printed proxy materials to you because our board of directors is soliciting your proxy to vote at our 2017 Annual Meeting of Stockholders. The annual meeting will be held on Thursday, June 8, 2017, at 10:00 a.m., local time, via live webcast at www.virtualshareholdermeeting.com/VG2017. If the annual meeting is adjourned or postponed for any reason, the proxies may be used at any adjournments or postponements of the annual meeting. A replay of the webcast will be available on the Investor Relations section of our website through at least July 8, 2017.
This proxy statement summarizes information about the proposals to be considered at the annual meeting and other information you may find useful in determining how to vote. We have mailed a Notice of Internet Availability of Proxy Materials to stockholders and are posting our proxy statement at http://ir.vonage.com/ or have mailed a printed copy of proxy materials on or about April 28, 2017. Included with the proxy statement is a copy of our 2016 annual report, including our Form 10-K for the year ended December 31, 2016 (without exhibits). We sometimes refer to the year ended December 31, 2016 as “fiscal year 2016” in this proxy statement.
OTHER INFORMATION
Our Form 10-K for fiscal year 2016, as filed with the Securities and Exchange Commission, or SEC, which includes our audited financial statements, is available free of charge on the Investor Relations section of our website at http://ir.vonage.com/ or through the SEC's electronic data system at www.sec.gov. To request a printed copy of our Form 10-K (without exhibits), which we will provide to you free of charge, you may: write to Vonage's Investor Relations Department at Vonage Holdings Corp., 23 Main Street, Holmdel, NJ 07733 or call us at 732.365.1328 or send an email through the Vonage Investor Relations website at http://ir.vonage.com/.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
Q: Why am I receiving these proxy materials?
A: Our board of directors has made these materials available to you on the Internet, or, upon your request, has delivered printed proxy materials to you, in connection with the solicitation of proxies for use at the annual meeting of stockholders of Vonage Holdings Corp. to be held on Thursday, June 8, 2017 at 10:00 a.m., local time.
Q: What is included in the proxy materials?
A: The proxy materials include:

•	Our proxy statement for our Annual Meeting; and

•	Our 2016 Annual Report to Stockholders, (“Annual Report”) which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

•	If you received printed versions of these materials by mail, these materials also include the proxy card or a voting instruction form for the Annual Meeting.

Q: What information is contained in this proxy statement?
A: The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and most highly paid executive officers in 2016, and certain other required information.
Q: Why did I receive a notice in the mail regarding Internet availability of proxy materials instead of a full set of printed proxy materials?

A: In accordance with rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we may furnish proxy materials, including this proxy statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead the Notice of Internet Availability of Proxy Materials (“Notice”), which we mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper [or email] copy of our proxy materials, you should follow the instructions for requesting such materials on the Notice.

Q: How can I access the proxy materials over the Internet?
A: The Notice will contain instructions on how to:

•	View our proxy materials for the Annual Meeting on the Internet and vote your shares; and

•	Request a printed copy of the proxy materials.
Our proxy materials are also available on our Investor Relations website at http://ir.vonage.com/.
Choosing to take advantage of the availability of proxy materials on the Internet [or by email] will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment.

Q: What shares can I vote?
A: Each share of Vonage common stock issued and outstanding as of the close of business on April 13, 2017, which we refer to as the Record Date, is entitled to vote on all items being voted on at the annual meeting. You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, trustee or other nominee such as a bank. On the Record Date, we had XXX,XXX,XXX shares of common stock issued and outstanding.
Q: How many votes am I entitled to per share?
A: Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the Record Date.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A: Most Vonage stockholders hold their shares through a broker, trustee or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you by Vonage. As the stockholder of record, you have the right to grant your voting proxy directly to Vonage or to vote in person at the annual meeting. If you requested to receive printed proxy materials, we have enclosed or sent a proxy card for you to use. You may also vote on the Internet or by telephone, as described in the Notice and in the question, “How can I vote my shares without attending the annual meeting” below.
Beneficial Owner

If your shares are held in a brokerage account or by a trustee or other nominee, you are considered the beneficial owner of shares held in street name, and the Notice or printed copies of proxy materials was forwarded to you by your broker, trustee or nominee, as the case may be. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote, and you are also invited to attend the annual meeting.
Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the annual meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. Your broker, trustee or other nominee can provide you information on how to obtain a “legal proxy.” Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or other nominee how to vote your shares.
Q: How can I attend and vote at the annual meeting?
A: You are entitled to attend the annual meeting only if you were a Vonage stockholder or joint holder as of the Record Date, the close of business on April 13, 2017, or you hold a valid legal proxy for the annual meeting. We will be hosting the 2017 annual meeting live via webcast. A summary of the information you need to attend the annual meeting online is provided below:

•	Any stockholder can attend the 2017 annual meeting live via the Internet at www.virtualshareholdermeeting.com/VG2017

•	Webcast starts at 10:00 a.m. local time on Thursday, June 8, 2017

•	Stockholders may vote and submit questions while attending the annual meeting on the Internet

•	Please have your 12-Digit Control Number to enter the annual meeting

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/VG2017

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/VG2017 on the day of the annual meeting

•	Webcast replay of the annual meeting will be available at least until July 8, 2017
Even if you plan to attend the annual meeting, we encourage you to vote your shares in advance of the meeting.
Q: How can I vote my shares without attending the annual meeting if I am a stockholder of record?
A: If you are a stockholder of record, you may direct how your shares are voted without attending the annual meeting.
By Internet— If you are a stockholder of record and received a Notice, you may vote by proxy at http://ir.vonage.com/ by following the instructions in the Notice. Stockholders of record of Vonage common stock that received printed proxy materials with Internet access may submit proxies by following the “VOTE BY INTERNET” instructions on their proxy cards until 11:59 p.m., Eastern Time, on June 7, 2017.
By Telephone— Stockholders of record of Vonage common stock that received printed proxy materials who live in the United States or Canada may submit proxies by following the “VOTE BY TELEPHONE” instructions on their proxy cards until 11:59 p.m., Eastern Time, onJune 7, 2017.
By Mail— Stockholders of record of Vonage common stock that received printed proxy materials may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted.
Q: How can I vote my shares without attending the annual meeting if I am a beneficial owner of shares held in street name?
A: As the beneficial owner of shares held in street name, you have the right to direct your broker, bank or other holder of record how to vote your shares, and it is required to vote your shares in accordance with your instructions. We recommend that you follow the voting instructions in the materials you receive from your broker, bank or other holder of record to vote via the Internet, by telephone or by mail.

Q: Can I change my vote?

A: You may change your vote at any time prior to the vote at the annual meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), by providing a written notice of revocation to Vonage's Corporate Secretary at Vonage Holdings Corp., 23 Main Street, Holmdel, NJ 07733 prior to your shares being voted, or by attending the annual meeting on the Internet and voting. Attendance at the meeting on the Internet will not cause your previously granted proxy to be revoked unless you specifically so request prior to the vote at the annual meeting. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee following the instruction it has provided, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting while attending the annual meeting on the Internet.
Q: How many shares must be present or represented to conduct business at the annual meeting?
A: The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of the voting power of the issued and outstanding common stock of Vonage must be present in person or represented by proxy. Broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

Q: What is the voting requirement to approve each of the proposals?
A: Directors in an uncontested election are elected by the vote of the majority of the votes cast with respect to such director. This means that the number of shares voted “FOR” a Class II candidate for election as director must exceed the number of votes cast “AGAINST” that director. Votes withheld and broker non-votes are not considered votes cast on this proposal and will not have any effect on the election of directors.
We have also implemented a Director Resignation policy, applicable if an incumbent director nominee receives less than a majority of votes cast in an uncontested election. For more information see "Proposal No. 1 - Election of Directors" below. Our board of directors recommends a vote “FOR” all nominees.
The proposal to ratify the appointment of Deloitte and Touche, LLP as our independent registered public accounting firm requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and voting on the proposal at the annual meeting. Abstentions are considered votes cast and, accordingly, will have the same effect as a vote against the proposal. Our board of directors recommends that the stockholders vote FOR the ratification of the appointment of Deloitte and Touche, LLP to serve as Vonage's independent registered public accounting firm for the year ending December 31, 2017.
The advisory vote to approve executive compensation is not binding. We will consider stockholders to have approved the proposal if there are more votes cast "FOR" the proposal than "AGAINST". Abstentions and broker non-votes will not affect the outcome of the vote. Our board of directors recommends that the stockholders vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement.
The advisory vote to recommend the frequency of future advisory votes on executive compensation is not binding. Approval of the advisory stockholder vote on the frequency of future advisory votes on executive compensation requires the affirmative vote of a majority of those shares present in person or represented by proxy and voting on the proposal at our annual meeting. Abstentions are considered votes cast and will have the same effect as a vote against the proposal. Broker non-votes are not considered votes cast on this proposal and will have no effect on the voting results. Because stockholders have four choices (one year, two years, three years or abstain), it is possible that none of these frequency options will receive a majority vote. If no frequency option receives the affirmative vote of a majority of the votes cast, our board of directors will regard the option receiving the greatest number of votes as the frequency recommended by our stockholders. Although the results of this vote are not binding on us, our board of directors will review the outcome of the voting and take the voting results into account in making future determinations with respect to the frequency with which we submit the compensation of our named executive officers to our stockholders for approval on an advisory basis. Our board of directors recommends that you select “One Year” for the advisory proposal regarding the frequency of the advisory vote by our stockholders on our executive compensation program.
The proposal to ratify the extension of our Tax Benefits Preservation Plan requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and voting on the proposal at the annual meeting. Abstentions are considered votes cast and, accordingly, will have the same effect as a vote against the proposal.
Q: What is the effect of not casting a vote or not providing voting instructions?

A: If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Under New York Stock Exchange rules, brokers would have discretionary voting power with respect to ratification of the appointment of Deloitte and Touche, LLP, but not for the election of directors, the advisory vote to approve executive compensation, the advisory vote on the frequency of future stockholder votes on the compensation of our named executive officers, or the ratification of the extension of our Tax Benefits Preservation Plan. We encourage you to provide instructions to your broker, trustee or other nominee regarding the voting of your shares.
If you are a stockholder of record and do not vote by submitting a proxy, no votes will be cast on your behalf on any of the items of business at the annual meeting. If you are a stockholder of record and return your signed proxy card but it does not indicate any voting instructions, such proxy will be voted FOR the election of all director nominees named in this proxy statement and FOR the ratification of the appointment of Deloitte and Touche, LLP.
Q: What happens if additional matters are presented at the annual meeting?
A: Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our board of directors.
Q: Who will serve as inspector of elections?
A: The inspector of elections will be a representative from Broadridge Investor Communications Services.
Q: What should I do if I receive more than one set of voting materials?
A: You may receive more than one Notice or proxy materials. For example, if you hold your shares in more than one brokerage account, you may receive a separate Notice or voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than Notice or proxy materials. Please review the instructions and vote your shares on each Notice, proxy card and voting instruction card that you receive.
Q: What is “householding” and how do I revoke my consent to the householding program?
A: Vonage has adopted a procedure called “householding,” which the SEC has approved. Under this procedure we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. Vonage adopted the householding method to reduce the amount of duplicative material that its stockholders receive and to lower printing and mailing costs. Householding is in effect for the 2017 Annual Meeting of Stockholders and will remain in effect for all future annual meetings.
Upon request, we will deliver promptly a separate copy of the copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. You may request separate copies by notifying us in writing or verbally that you wish to opt out of the householding program at:
Vonage Investor Relations
23 Main Street
Holmdel, NJ 07733
732.365.1328
You may opt out of householding at any time 30 days prior to the mailing of proxy materials. If you own our common stock in street name (such as through a broker), please notify your broker if you wish to continue to receive multiple copies of the Notice and, if applicable, the proxy materials.
Stockholders who share an address and receive multiple copies of the Notice and, if applicable, the proxy materials, can request to receive a single copy of these materials by following the instructions above. Stockholders can also revoke their consent and receive separate copies of these documents in the future by following the instructions above.
Q: How may I obtain a copy of our 2016 annual report and proxy materials?

A: Any stockholder may request copies of our annual report, including our Form 10-K (without exhibits), and proxy materials by sending an e-mail through the Vonage Investor Relations website at http://ir.vonage.com/, calling 732.365.1328 or writing to:
Vonage Investor Relations
23 Main Street
Holmdel, NJ 07733

We will promptly deliver the requested copies. Current and prospective investors can access or order free copies of our annual report, including our Form 10-K (without exhibits) and proxy statement by following these same instructions.
Q: Who will bear the cost of soliciting votes for the annual meeting?
A: Vonage is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing, and distributing the Notices and proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have retained Georgeson Inc. at an estimated cost of $7,000, plus expenses, to assist in the solicitation of proxies.
Q: What is the deadline to propose actions for consideration at the 2018 annual meeting of stockholders or to nominate individuals to serve as directors?
A: You may submit proposals, including director nominations, for consideration at future stockholder meetings.
Stockholder Proposals: Any stockholder proposals (other than proposals to nominate directors) intended to be presented at an annual meeting of stockholders called for a date between May 9, 2018 and July 8, 2018 and to be considered for inclusion in our proxy materials must be received by December 26, 2017 and must comply with the procedures of Rule 14a-8 under the Securities Exchange Act of 1934. Stockholder proposals failing to comply with the procedures of Rule 14a-8 will be excluded from our proxy materials. Proposals should be addressed to:
Vonage Holdings Corp.
Attn: Corporate Secretary
23 Main Street
Holmdel, NJ 07733
For a stockholder proposal (other than proposals to nominate directors) intended to be presented at an annual meeting of stockholders that is not intended to be included in Vonage's proxy statement under Rule 14a-8, the stockholder must (1) provide the information required by Section 1.11 of our bylaws and (2) give timely notice to the Corporate Secretary of Vonage in accordance with our bylaws, which, in general, require that the notice be received by the Corporate Secretary of Vonage:

•	not earlier than February 8, 2018, and

•	not later than March 10, 2018.
Nomination of Director Candidates: You may propose director candidates for consideration by the board of directors' nominating and governance committee. Any such recommendations should include the nominee's name and qualifications for board of directors membership and should be directed to the Corporate Secretary of Vonage at the address of our principal executive offices set forth above. For additional information regarding stockholder recommendations for director candidates, see “Corporate Governance—Director Nomination Process” below in this proxy statement.

In addition, our bylaws permit stockholders to nominate directors for election at an annual stockholder meeting. To nominate a director, the stockholder must provide the information required by Section 1.10 of our bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement under Rule 14a-8.

Copy of Bylaw Provisions: You may contact our Corporate Secretary at Vonage Holdings Corp., Attn: Corporate Secretary, 23 Main Street, Holmdel, NJ 07733 for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

PROXY SUMMARY
This summary highlights certain information from our Proxy Statement for the 2017 Annual Meeting. You should read the entire Proxy Statement carefully before voting.
Performance Highlights
Our compensation program measures success against our strategic plan. In 2016 our management team continued to execute on this plan through the optimization of our consumer services business and the successful pivot to the cloud communications for business market. Building on the momentum of previous years, we grew Vonage Business revenues 72% to $376 million, up from $219 million in 2015 and from $8 million when we entered the business market at the end of 2013.
Vonage Business Revenue (in millions)

These gains have been achieved while growing profitability and lowering our churn metrics over the same 2013-2016 period*.
Vonage GAAP Income from Operations    Consolidated Adjusted OIBDA and Consumer Churn
*Adjusted OIBDA is a non-GAAP financial measure. We define adjusted OIBDA as GAAP income from operations excluding depreciation and amortization, share-based expense, acquisition related transaction and integration costs, acquisition related consideration accounted for as compensation, change in contingent consideration, costs associated with organizational transformation, loss on sublease, loss from discontinued operation excluding income tax, depreciation from discontinued operation, and net loss attributable to non-controlling interest. Please refer to Appendix C for reconciliations of adjusted OIBDA to GAAP income from operations.
Say-on-Pay
At our 2014 annual meeting, stockholders approved our Say-on-Pay vote with 54% support. We were disappointed with this level of support, and undertook an extensive stockholder outreach effort intended to ensure that management, the board, and our compensation committee understood the views of our stockholders regarding our compensation practices. From that outreach, we learned that much of the dissatisfaction was based on historical compensation practices. In addition, many of our stockholders indicated that they viewed the 2014 vote as a referendum on 2013 (and earlier) compensation practices. Taking into account this feedback, the company and its compensation committee undertook a full review of our compensation programs. Based on that review, we modified our compensation programs for 2014 and beyond to further align the interests of our NEOs with our stockholders. We have continued our stockholder outreach efforts since that time, during which management has conducted both in- and off-season discussions with stockholders, at which we identified issues important to our stockholders with respect to our executive compensation and equity programs. The feedback received from our stockholders also significantly influenced the terms of our arrangement with our new Chief Executive Officer in 2015. Since our last Say-on-Pay vote, and in light of the feedback provided by our stockholders, we made a number of improvements and changes to our executive compensation programs, detailed below:

Implemented Performance-Based RSUs
Beginning in 2014, we began awarding a significant portion of our long-term incentive compensation in the form of performance-based restricted stock units. The number of units actually earned will be determined at the end of the three year performance period based on the achievement of relative stockholder return goals.

Removed Stock Options from Long-Term Incentive Program	Beginning in 2014, we no longer provide long-term incentive compensation in the form of stock options. Stock options are available for purposes of promotion or new hire grants.
Adopted Incentive Compensation Recovery Policy
Our Incentive Compensation Recovery Policy permits the company to recoup excess compensation and to recover improper gains in the event of a material restatement of the company's financial results caused by the misconduct of a covered officer (including our NEOs).

Implemented Anti-Hedging Policy
We adopted revisions to our securities trading compliance policy to prohibit any director, officer or employee from engaging in any strategy or using any product to hedge against potential changes in the value of Vonage securities.

Implemented Anti-Pledging Policy
We adopted revisions to our securities trading compliance policy to prohibit any director, officer or employee, except in limited circumstances, from directly or indirectly pledging a significant amount of Vonage securities.

Revamped our Incentive Compensation Plan
We have revamped our incentive compensation plan to include several provisions that are protective of our stockholders, including annual award limitations and minimum vesting and exercise price provisions.

Reduced Perquisites Available to our Chief Executive Officer
We have reduced the perquisites available to our Chief Executive Officer compared to the perquisites that our former chief executive officer was entitled to receive. For example, we no longer pay excise tax gross-ups and have reduced certain relocation and travel reimbursements.

In addition, in connection with our outreach program, we also discuss matters of corporate governance with our stockholders. In connection with the board's own regular review of our corporate governance practices, and input from stockholders, since our last Say-on-Pay vote, we have taken the following actions that we believe enhance our corporate governance to the benefit of our stockholders:

•
Adoption of Majority Voting - Our board amended our by-laws to require majority voting in connection with uncontested director elections and also approved amendments to our governance principles to implement a director resignation policy. See "Majority Voting and Director Resignation Policy" for additional information.

•
Stock Ownership Guidelines - Our board of directors adopted revised stock ownership guidelines that increased the level of ownership required to be held by our named executive officers, and certain other covered executives. Our revised stock ownership guidelines require that our CEO maintain a stock ownership level equal to 5.0x base salary and that our other named executive officers (NEOs) maintain a stock ownership level equal to 3.0x base salary.

•
Code of Conduct - We implemented a comprehensive new code of conduct applicable to all our directors, officers, and employees. The new code reflects our corporate values, which support our ongoing strategic transformation.

In all, we believe these changes reflect our commitment to the continuous evaluation and improvement of our compensation and governance practices. To further this endeavor, our board is recommending that stockholders select “One Year” for the advisory proposal regarding the frequency of the advisory vote by our stockholders on our executive compensation program.

CORPORATE GOVERNANCE
Our board of directors believes that good corporate governance is important to ensure that Vonage is managed for the long-term benefit of stockholders. This section describes key corporate governance principles and practices that our board has adopted. Complete copies of our governance principles, committee charters, code of conduct, and finance code of ethics are available on the Corporate Governance section of our website at www.vonage.com/corporate/corp_index.php. Alternatively, you may request a copy of any of these documents by writing to Vonage Holdings Corp., Attn: Corporate Secretary, 23 Main Street, Holmdel, NJ 07733.
We are committed to good corporate governance practices. Our nominating and governance committee and board of directors review our corporate governance practices and market trends on an ongoing basis in order to ensure proper functioning of the board and management. In addition, we act to ensure that our corporate governance practices reflect our mission and values:

Our Mission Statement:
Vonage transforms how people connect
by challenging the status quo and finding a better way

Our Values
One Vonage, Indivisible.
We are a single organization of diverse people and perspectives. We succeed when we embrace debate, yet we act as one.
Before Us, The Customer.
Our success depends on understanding our customers and making great stuff that they want and value.
Without them, there is no us.
Innovate Relentlessly.
As a technology company, our one constant is change. We embrace change, think big and never settle.
Excellence, Served Daily.
Good simply isn’t good enough. Success tomorrow depends on outstanding execution today.
Do The Right Thing.
Every decision and action is an opportunity to demonstrate our collective integrity. We will not tolerate unethical behavior. We respect people. We embrace diversity. We give back to the community as exemplary corporate citizens.
Be Accountable.
Act like a business owner. Do what’s necessary, not what’s asked. Drive the results that matter for our customers, each other and our shareholders.

Governance Principles
Our board of directors has adopted governance principles to assist in the exercise of its duties and responsibilities and to serve the best interests of Vonage and our stockholders. These principles, which provide a framework for the conduct of the board's business, provide that:

•	the board's principal responsibility is to oversee the management of Vonage to assure that the best interests of the company and its stockholders are being served;

•	a majority of the members of our board shall be independent directors;

•	the non-management directors meet regularly in executive session;

•	directors have full and free access to management and, as necessary and appropriate, independent advisors;

•	new directors participate in an orientation program and all directors are encouraged to participate in continuing director education on an ongoing basis; and

•	annually our board and its committees will conduct a self-evaluation to assess whether they are functioning effectively and efficiently.
Board Leadership Structure
The following section describes our board leadership structure, the reasons why the structure is in place at this time, the roles of various positions, and related key governance practices.
Our board of directors is currently composed of eight independent directors, and Mr. Masarek, our Chief Executive Officer. Our board of directors has established audit, compensation and nominating and governance committees. Each of the board committees is composed solely of independent directors, each with a different independent director serving as committee chair.
As permitted by our governance principles, our board of directors has designated one of the independent directors as Lead Independent Director. Our Lead Independent Director (i) has the responsibility to schedule and prepare agendas for and to chair meetings of non-management or independent directors, (ii) presides at all meetings of the board at which our Chairman of the Board is not present, (iii) coordinates with our Chairman of the Board and our Chief Executive Officer, and other directors, to determine the frequency and length of board meetings, and coordinates with our Chairman of the Board and our Chief Executive Officer to set the agenda for each board meeting, (iv) facilitates communication between our Chairman of the Board and our Chief Executive Officer and the other directors (however, directors are free to, and do routinely, communicate directly with our Chairman of the Board and our Chief Executive Officer), (v) causes the dissemination of information to the other members of our board, (vi) raises issues on behalf of the non-management or independent directors when appropriate, (vii) has the authority to call meetings of non-management or independent directors, (viii) speaks on behalf of the independent directors when necessary, (ix) discusses board and committee evaluations with the nominating and governance committee, (x) conducts evaluations of our Chief Executive Officer and other executive officers in coordination with the compensation committee, and (xi) coordinates with our Chairman of the Board and our Chief Executive Officer to monitor communications from stockholders and other interested parties. John Roberts, a director since 2004 was appointed as our Lead Independent Director in February 2015.
Our governance principles provide that our board of directors may fill the roles of Chairman of the Board and Chief Executive Officer based upon what is in the best interests of Vonage and its stockholders at any point in time. In July 2008, our board of directors first determined that the positions of Chairman of the Board and Chief Executive Officer should be held by different persons.  With the appointment of Mr. Masarek, our board of directors has elected to continue the separation in order to retain the benefit of Mr. Citron's institutional knowledge as Chairman while retaining our Lead Independent Director to maintain an appropriate level of checks and balances in our governance and allowing our board of directors to function effectively. Our governance principles provide the flexibility for our board of directors to modify our leadership structure in the future as appropriate.
Our nominating and governance committee oversees annually a self-evaluation by our board of directors of its performance during the prior year. As part of this process our nominating and governance committee will conduct an evaluation to review the progress and effectiveness of our board of directors and its committees, and submits comments to the Lead Independent Director. Following discussion with the Lead Independent Director, our nominating and governance committee reports back to our board of directors, and the full board of directors will consider and discuss the committee's report, including assessing whether the current leadership structure continues to be appropriate for Vonage and its stockholders. The board has implemented a director peer review process in order to ensure that we have the right mix of skills and experience on the board, and to ensure the appropriate level of performance.
Risk Management and Role of the Board in Risk Oversight
Our Chief Executive Officer reports directly to our board of directors and is responsible for the day-to-day management of our company, including how the company addresses risk. Our Chief Financial Officer is responsible for day-to-day financial risk management under the direction of our Chief Executive Officer. Management has implemented an enterprise risk management process to identify, assess, and manage the most significant risks facing us and conducts risk assessments of our business periodically. The risk assessment process is global in nature and has been developed to identify and assess our risks, including the nature of the risk, as well as to identify steps to mitigate and manage each risk. Our senior leadership team, functional heads, and other managers are surveyed and/or interviewed to develop this information. The enterprise risk management process is led by our Chief Legal Officer, who reports to our Chief Executive Officer, and our Vice President, Internal Audit, who reports directly to our audit committee. In 2016, our Chief Legal Officer and Vice President, Internal Audit, along with our Senior Vice President Network Operations, provided regular status updates on our enterprise risk management process and related activities to our audit committee.
Our board of directors is involved in oversight of Vonage's risk assessment and monitoring processes, which it achieves primarily through the work of committees of the board. Management reviews significant risks with our board of directors throughout the year, as necessary and/or appropriate, and conducts a formal review of its assessment and management of the most significant risks with our board of directors on a periodic basis. Our audit committee has oversight responsibility to review management's risk assessment and risk management policies, including the policies and guidelines used by management to identify, monitor and manage our exposure to risk. Our audit committee reviews and discusses with our management, our outside auditor and our internal auditors the material risks facing Vonage and our management's plans to manage the risks identified as a result of the enterprise risk management process and reports on its review to the full board of directors. Our compensation committee reviews risks arising from our compensation policies and practices and reports on its review to the full board of directors.
Board Determination of Independence
Under applicable New York Stock Exchange rules, a director will only qualify as “independent” if our board affirmatively determines that he or she has no material relationship with Vonage (either directly or as a partner, stockholder or officer of an organization that has a relationship with us). Our board has established guidelines to assist it in determining whether a director has such a material relationship. The guidelines are included in our governance principles, which are available on our website as discussed above. Under these guidelines, a director is not considered to have a material relationship with Vonage if he or she is independent under Section 303A.02(b) of the New York Stock Exchange Listed Company Manual and provided he or she:

•
is not an executive officer of another company which is indebted to Vonage, or to which Vonage is indebted, where the total amount of either company's indebtedness to the other is more than 1% of the total consolidated assets of the company for which he or she serves as an executive officer; and

•
does not serve as an officer, director or trustee of a tax exempt organization, where Vonage's discretionary contributions to such organization are more than the greater of $1 million or 2% of that organization's consolidated gross revenues. Vonage's automatic matching of employee charitable contributions will not be included in the amount of Vonage's contributions for this purpose.

In addition, ownership of a significant amount of our stock, by itself, does not constitute a material relationship.
For relationships not covered by the guidelines set forth above, the determination of whether a material relationship exists is made by the other independent members of our board.
Our board has determined that Jeffrey Citron, Hamid Akhavan, Naveen Chopra, Stephen Fisher, Carolyn Katz, John J. Roberts, Carl Sparks, and Gary Steele meet the categorical standards described above, that none of these directors has a material relationship with Vonage and that each of these directors is “independent” as determined under Section 303A.02(b) of the New York Stock Exchange Listed Company Manual. None of the directors determined to be independent engaged in any related person transactions with the company. In making its determination that Mr. Citron is “independent”, our board considered the fact that the company provided health insurance and medical care payments to Mr. Citron in the amount of $23,647 in 2014, $25,330 in 2015, and $25,836 in 2016. Our board also determined that David C. Nagel and Margaret Smyth, during their respective tenures as director, met the categorical standards described above, did not have a material relationship with Vonage and was “independent” as determined under Section 303A.02(b) of the New York Stock Exchange Listed Company Manual. Mr. Nagel and Ms. Smyth did not stand for re-election in 2016 and completed their respective terms on June 3, 2016.
In addition, in the case of all members of the compensation committee, our board has considered the independence criteria set forth in the rules of the New York Stock Exchange that are specifically applicable to compensation committee members and determined that each of the members of our compensation committee is independent.

Board Meetings and Attendance
Our board met 9 times during 2016. During 2016, each current director attended at least 75% of the aggregate of the number of board meetings and the number of meetings held by all committees on which he or she then served.
Director Attendance at Annual Meeting of Stockholders
Our governance principles provide that directors are encouraged to attend the annual meeting of stockholders. All of our directors then serving on our board attended the 2016 annual meeting of stockholders.
Director Retirement Age
Our governance principles do not establish an age limit for serving as a director. However, the governance principles provide that upon reaching the age of 72 years, a director must submit to our board of directors a letter of resignation to be effective at the next meeting of stockholders held for the election of directors. In each instance, our board of directors will accept the letter of resignation unless our nominating and governance committee determines otherwise. In making such determination, our nominating and governance committee balances the benefits of a director's contributions and continuity against the benefits of having a fresh viewpoint from a new director and such other factors as our board of directors or the nominating and governance committee may consider appropriate.
Directors Changing Their Present Job Responsibilities
Our governance principles require directors who substantially change their present job responsibilities to tender their resignation to the Chairman of the Board, who must refer it to our nominating and governance committee for review. Our board of directors, upon the recommendation of the nominating and governance committee, determines whether to accept the resignation. In cases in which a director is uncertain as to whether he or she ought to tender his or her resignation, our board of directors expects such director to consult with the chairman of the nominating and governance committee. The nominating and governance committee shall consider a director's other job responsibilities in its deliberations concerning directors' standing for re-election.
Transactions with Related Persons
Policies and Procedures for Related Person Transactions
Our board has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which Vonage is or will be a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees, or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.
If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our chief legal officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved or ratified by the board's audit committee. Whenever practicable, the reporting, review, and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review, and, in its discretion after considering the factors set forth below, as appropriate, may ratify the related person transaction. The policy also permits the chairman of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the audit committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.
A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the material terms of the transaction and the related person's interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

•	the related person's interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person's interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

•
any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The audit committee may approve or ratify the transaction only if the audit committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. The audit committee may impose any conditions on the related person transaction it deems appropriate.
In addition to the transactions that are excluded by the instructions to the SEC's related person transaction disclosure rule, the board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions requiring approval or ratification for purposes of this policy:

•
interests arising solely from the related person's position as an executive officer of another entity (whether or not the person is also a director of such entity) that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, (c) the amount involved in the transaction equals less than the greater of $1 million dollars or 2% of the annual gross revenues of the other entity that is a party to the transaction, and (d) the amount involved in the transaction equals less than 2% of Vonage's annual gross revenues; and

•	a transaction that is specifically contemplated by provisions of Vonage's certificate of incorporation or bylaws.
The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the compensation committee in the manner specified in its charter.
Related Person Transaction During 2016
The company did not participate in any related persons transactions during 2016.
Board Committees
Our board has established audit, compensation, and nominating and governance committees, each of which operates under a charter that has been approved by our board. Current copies of each committee's charter are posted on the Corporate Governance section of our website at http://ir.vonage.com/.
Our board has determined that all of the members of each of these committees are independent as defined under the rules of the New York Stock Exchange, including, in the case of all members of the audit committee, the independence requirements contemplated by Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.

The following table shows the Directors who are currently members or chairperson of each of the standing Board Committees and the number of meetings each committee held in 2016.

Director		Audit Committee	Compensation Committee	Nominating and Governance Committee
Hamid Akhavan	I
Naveen Chopra	I	☑	☑
Jeffrey Citron	* I
Stephen Fisher	I		☑	☑
Carolyn Katz	I	☑	☑ C
Alan Masarek
John J. Roberts	LD I	☑ C
Carl Sparks	I			☑ C
Gary Steele	I			☑
Number of Meetings in 2016		5	5	5
* - Chairman of the Board
LD - Lead Independent Director
I - Independent
C - Chairperson
☑ - Member
Audit Committee
The audit committee's responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work and evaluating the performance of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal controls over financial reporting and disclosure controls and procedures;

•	overseeing our internal audit function;

•	reviewing management's risk assessment and risk management policies;

•	establishing policies regarding hiring employees from our independent registered public accounting firm;

•	establishing procedures for the receipt, retention, confidential treatment, and investigation of accounting or auditing related complaints and concerns;

•	meeting independently with our internal auditing staff, independent registered public accounting firm and management;

•	overseeing compliance by the company with applicable laws and regulations;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules, which is included below in this proxy statement.
The members of our audit committee are Mr. Roberts (Chairman), Ms. Katz, and Mr. Chopra. Each member of our audit committee meets the standards for financial literacy for companies listed on the New York Stock Exchange. In addition, our board of directors has determined that Mr. Roberts, Ms. Katz and Mr. Chopra, each of whom is independent under applicable rules governing independence of audit committee members, are each also an “Audit Committee Financial Expert” as defined by applicable SEC rules. No member of our audit committee currently serves on the audit committees of more than three public companies, except for Mr. Roberts, who serves on three audit committees in addition to ours. Our board of directors has determined that Mr. Roberts' service on those other committees does not impair his ability to effectively serve on our audit committee.
Compensation Committee
The compensation committee's responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer and other executives;

•	determining, along with our other independent directors, compensation for our chief executive officer;

•	reviewing and approving the compensation of our other executive officers;

•	reviewing risks arising from our compensation policies and practices;

•	overseeing and administering our cash and equity incentive plans;

•
appointing, approving the compensation of, assessing the independence of, and overseeing the work of any compensation consultant, independent legal counsel or other advisor retained by the compensation committee;

•	monitoring compliance of executive officers with our stock ownership policy;

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” which is included below in this proxy statement and considering the results of the most recent stockholder advisory vote on executive compensation; and

•	preparing the compensation committee report required by SEC rules, which is included below in this proxy statement.
Independent Compensation Advisor
The compensation committee has the authority to engage its own independent advisors to assist in carrying out its responsibilities under its charter. The compensation committee has engaged and utilizes the services of an independent compensation consultant, Meridian Compensation Partners, LLC, to advise the committee in connection with its oversight of our compensation program. The compensation consultant attends meetings of the compensation committee as requested and also communicates with the compensation committee outside of meetings. The compensation consultant reports to the compensation committee rather than to management, although the compensation consultant may meet with management from time to time for purposes of gathering information on proposals that management may make to the compensation committee, at the request of the compensation committee. The compensation committee is free to replace the compensation consultant or hire additional consultants at any time. The compensation consultant does not provide services to management. In selecting its compensation consultant, the compensation committee considered factors relevant to the consultant's independence, including the factors set forth in applicable rules of the New York Stock Exchange, and determined that the services provided by Meridian in 2016 did not raise any conflicts of interest. The processes and procedures followed by our compensation committee in considering and determining executive compensation are described below under the heading “Compensation Discussion and Analysis.”
Our management, aided by our human resources and finance departments, and eConsultingNetwork, a compensation consultant retained by management, provided statistical data and survey information to the compensation committee to assist it in determining 2016 compensation levels. The compensation committee considered various factors, including the factors set forth in SEC rules, and determined that the services provided by eConsultingNetwork in 2016 did not raise any conflicts of interest. While the compensation committee utilized this information and valued management's observations with regard to compensation, the ultimate decisions regarding executive compensation were made by the compensation committee in consultation with the committee's own compensation consultant.

Compensation committee meetings typically have included, for all or a portion of each meeting, not only the committee members but also other board members, our chief executive officer, chief financial officer, chief legal officer, and our chief human resources officer. The members of our compensation committee are Ms. Katz (Chairwoman), Mr. Chopra, and Mr. Fisher.

Nominating and Governance Committee
The nominating and governance committee's responsibilities include:

•	identifying individuals qualified to become board members;

•	recommending to our board the persons to be nominated for election as directors and to each of the board's committees;

•	making recommendations to our board on the size of and criteria for membership on the board and board committees;

•	reviewing and making recommendations to the board with respect to the compensation of non-executive directors;

•	developing and recommending governance principles to the board;

•	reviewing our disclosures regarding the specific experience, qualifications, attributes or skills that led to the conclusion that each director and nominee should serve as a director;

•
reviewing the board's leadership structure in light of our specific characteristics and circumstances and recommending change, if any, to the board for approval, and reviewing our disclosure regarding board leadership structure; and

•	overseeing an annual self-evaluation of the board and its committees.
An independent compensation consultant, Meridian Compensation Partners, LLC, advised the committee in connection with reviewing the compensation of non-executive directors during 2016. The processes and procedures followed by the nominating and governance committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process.”
The members of our nominating and governance committee are Mr. Sparks (Chairman), Mr. Fisher, and Mr. Steele.
Director Nomination Process
In recruiting and selecting director candidates, our nominating and governance committee considers various factors, including the experience and expertise of existing board members and the alignment of candidates' abilities and qualifications with the long-term strategic direction of the company and the qualities described under the heading “Board Composition and Nominees.” To identify director candidates, our nominating and governance committee makes requests to board members and others for recommendations and uses the services of third-party search firms. The committee meets from time to time to evaluate biographical information and background material relating to potential candidates and sets up interviews of selected candidates by members of the committee and the board.
Stockholders may recommend individuals to our nominating and governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to our nominating and governance committee, Vonage Holdings Corp., Attn: Corporate Secretary, 23 Main Street, Holmdel, NJ 07733. Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the annual meeting at which it is proposed that the candidate be elected to the board.

Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the committee or the board, by following the procedures set forth under “Questions And Answers About The Proxy Materials And The Annual Meeting—What is the deadline to propose actions for consideration at the 2018 annual meeting of stockholders or to nominate individuals to serve as directors?” Candidates nominated by stockholders in accordance with the procedures set forth in the bylaws will not be included in our proxy card for the next annual meeting.

Majority Voting and Director Resignation Policy
In 2015 our board approved amendments to our by-laws to implement a majority voting standard. Our by-laws previously had provided for a plurality vote standard in director elections. Beginning with our 2016 annual meeting, directors have been elected by a majority of the votes cast in elections for which the number of nominees for election does not exceed the number of directors to be elected.  A plurality vote standard will continue to apply to contested elections where the number of nominees exceeds the number of directors to be elected.
In connection with the adoption of majority voting, the board also approved amendments to the company’s governance principles to implement a director resignation policy. Under the policy, any incumbent director who does not receive a majority of the votes cast in an uncontested election is required to tender his or her resignation within 10 days of the certification of the relevant election results. The nominating and governance committee will make a recommendation to the board whether to accept or reject the resignation, or whether other action should be taken; the board will act on the nominating and governance committee’s recommendation and will disclose the action it has taken and its rationale within 90 days of the certification of the relevant election results.
Communicating with the Board of Directors or our Independent Directors
Our board will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate. Communications are forwarded to all directors if they relate to important substantive matters or include suggestions or comments that the Lead Independent Director considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we receive repetitive or duplicative communications.
Stockholders who wish to send communications to our Lead Independent Director or the independent directors as a group or the board should address such communications to such directors or the board of directors, Vonage Holdings Corp., Attn: Corporate Secretary, 23 Main Street, Holmdel, NJ 07733.
Codes of Conduct
We adopted a comprehensive new code of conduct applicable to all our directors, officers, and employees in 2015 and have a finance code of ethics applicable to our chief financial officer and employees in our finance organization. The code of conduct and the finance code of ethics are posted in the Corporate Governance section of our website, www.vonage.com/corporate/corp_index.php. We will provide you with printed copies of our codes free of charge on written request to Vonage Holdings Corp., Attn: Corporate Secretary, 23 Main Street, Holmdel, NJ 07733. We intend to disclose any waivers from provisions of our codes that apply to our principal executive officer, principal financial officer, principal accounting officer or controller, or any person performing similar functions, as well as amendments to our code(s) that are required to be disclosed under SEC rules, on the Corporate Governance section of our website promptly following the date of such amendment or waiver.
Compensation Committee Interlocks and Insider Participation
During 2016, the members of our compensation committee were Ms. Katz (Chairwoman), Mr. Chopra, and Mr. Fisher. None of the members of our compensation committee was at any time in 2016, or formerly, an officer or employee of Vonage, and none of the members of our compensation committee had any relationship with Vonage requiring disclosure as a related person transaction under Item 404 of Regulation S-K. See “Transactions with Related Persons.” During 2016, none of our executive officers served as a member of the compensation committee or board of directors of any entity that had one or more executive officers that served on our compensation committee or board of directors.
Impact of Compensation Policies on Risk Management
Our compensation committee, with the assistance of its independent compensation consultant, reviewed our compensation policies and practices for our employees, including executive officers, and determined that our compensation policies and practices are not reasonably likely to have a material adverse effect on us. Our compensation committee noted several aspects of the design of our compensation program that reduce the likelihood of excessive risk-taking:

•	The program provides a balanced mix of cash and equity, and annual and longer-term incentives.

•
We set varied performance goals that we believe are reasonable in light of corporate strategy, past performance, future projections, market conditions, analyst expectations, and our debt covenants. These performance goals encourage a balanced emphasis on growth, profitability, and operational performance. If management overemphasized any single metric, possibly increasing risk to our long-term performance, it would likely be at the expense of other metrics resulting in reduced compensation. This balanced approach helps mitigate risk and drive long-term performance.

•	Performance goals are team oriented rather than individually focused, and tied to measurable factors that are both transparent to stockholders and drivers of their returns.

•
Assuming we achieve at least a minimum level of performance, payouts under our incentive plans result in some compensation at levels below full target achievement, rather than an “all-or-nothing” approach.

•	Maximum payout levels for bonuses based upon performance are capped (on each measure and overall).

•	Our compensation committee has discretion to adjust bonus payouts, including making downward adjustments.

•
We use a mix of performance-based and time-based restricted stock units. We use restricted stock units for equity awards in part because they retain value even in a depressed market so that executives are less likely to take unreasonable risks to get, or keep, options “in-the-money.” Performance-based restricted stock units also act to better align the interests of our NEOs with those of our stockholders.

•
Under our Incentive Compensation Recovery Policy the compensation committee may recoup incentive compensation, including improper gains from the sale or disposition of vested equity awards, in the event of a material restatement of the company's financial results (other than as a result of a change in accounting rules, principles or interpretations) caused or substantially caused by the misconduct of a covered officer (including our NEOs).

•	Multi-year overlapping vesting periods for equity awards limits employee ability to benefit from short-term risky behavior and encourages long-term decision making and value creation.

•	Under our stock ownership guidelines, each named executive officer is required to own a number of shares of company common stock having a value equal to a multiple of his or her base salary.

•
Our securities trading compliance policy prohibits all directors and employees from engaging in any strategy or using any product to hedge against potential changes in the value of Vonage securities, including short selling techniques, “sales against the box”, puts, calls and other derivative securities, prepaid variable forwards, equity swaps, collars, exchange funds and forward sale contracts.

•
Our securities trading compliance policy prohibits all directors and employees from, directly or indirectly, pledging a significant amount of Vonage securities, including the intentional creation of any form of pledge, security interest, deposit, or lien, including the holding of shares in a margin account, that entitles a third-party to foreclose against, or otherwise sell, any shares, whether with or without notice, consent, or default.

COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth below. Based on the foregoing review and discussion, the compensation committee has recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.
By the Compensation Committee of the Board of Directors of Vonage Holdings Corp.
Carolyn Katz, Chairwoman
Naveen Chopra
Stephen Fisher

PROPOSAL NO. 1
ELECTION OF DIRECTORS
General
We have a nine-member board of directors, each of whom, other than our CEO, is independent within the meaning of the New York Stock Exchange listing standards. As a group, our directors have a wide range of backgrounds, experience, and expertise relevant to our company. The median tenure of our directors is four years, with four having joined since 2014, including two since our last annual meeting. Together, the members of our board combine deep knowledge of the company with a diversity of perspectives. Our board of directors is divided into three classes. One class is elected each year for a three-year term. The terms of the directors in Class II will expire at the annual meeting of stockholders and each has been nominated for re-election as a Class II director. The terms of the directors in Class I and Class III will expire at the annual meetings of stockholders to be held in 2019 and 2018, respectively.
No director, director nominee, or associate of any director or director nominee, is a party adverse to us or any of our subsidiaries in any material proceeding or has any material interest adverse to us or any of our subsidiaries. No director, director nominee or executive officer is related by blood, marriage or adoption to any other director or executive officer.
Board Composition and Nominees
We believe that each member of our board of directors should possess certain qualities, including ethical character, sound judgment, and demonstrated business acumen. In addition, board members should be familiar with our business and industry, be able to work harmoniously, be free of conflicts of interest, be willing to devote sufficient time to satisfy obligations as a director, and be willing to act in the long-term interests of all stockholders. While we do not have a formal diversity policy, we seek to have directors representing a range of experiences, qualifications, skills, and backgrounds relevant to our activities. Our nominating and governance committee has made board diversity a priority in its evaluation of director candidates, expanding the diversity of our board of directors in recent years.

The persons named in the enclosed proxy card will vote to elect each of the following nominees as a director, unless the proxy is marked otherwise. Each nominee has indicated a willingness to serve as a director, if elected. If any nominee becomes unable or unwilling to serve, the proxies may be voted for substitute nominees selected by our board of directors.
Nominees for Terms Expiring in 2020 (Class II Directors)
Carolyn Katz, age 55, joined our board of directors in January 2014. Ms. Katz is the executive chair of Author & Company, a digital publisher, a role in which she has served since 2012. Previously, from May 2000 to October 2001, Ms. Katz served as a principal of Providence Equity Partners Inc., a private investment firm specializing in equity investments in telecommunications and media companies. From June 1984 to April 2000, Ms. Katz was employed by Goldman, Sachs & Co., most recently as a managing director and co-head of Emerging Communications. Ms. Katz has served on the board of directors of NII Holdings, Inc., a multinational cellular telecommunications company, since 2002.
Ms. Katz brings more than 20 years of experience in technology and telecommunications to the Vonage Board, including deep experience helping communications companies with corporate development, international expansion and emerging technologies. In addition, Ms. Katz has been determined to be an “Audit Committee Financial Expert” under the SEC's rules and regulations, and provides guidance and perspective on financial and strategic matters.
John J. Roberts, age 72, joined our board of directors in August 2004 and has served as our Lead Independent Director since February 2015. Mr. Roberts served as Global Managing Partner for PricewaterhouseCoopers LLP, a provider of assurance, tax, and advisory services, from 1998 until his retirement in June 2002. From 1994 to 1998, Mr. Roberts served as Chief Operating Officer of Coopers & Lybrand, which merged with Price Waterhouse in 1998. He currently serves on the boards of directors and audit committees of Armstrong World Industries, Inc. and Safeguard Scientifics, Inc. and the board of trustees and audit committee of the Pennsylvania Real Estate Investment Trust. He is a Member of the American Institute of Certified Public Accountants.
As a result of his roles at PricewaterhouseCoopers LLP and its predecessors, Mr. Roberts, chairman of our audit committee, has experience in public company accounting, risk management, disclosure, and financial system management and has been determined to be an “Audit Committee Financial Expert” under the SEC's rules and regulations. He also has extensive public company board experience (including specific experience on audit committees). Mr. Roberts brings this experience to his role as our Lead Independent Director.

Carl Sparks, age 49, joined our board of directors in February 2011. Mr. Sparks is the Chief Executive Officer and a member of the board of directors of Academic Partnerships, a Dallas, Texas based online service provider for higher education globally, a role in which he has served since April 2016. From April 2011 through April 2014, Mr. Sparks served as the Chief Executive Officer of Travelocity Global, a leading company in online travel, and a division of Sabre Inc. Prior to joining Travelocity, he served as President of Gilt Groupe, a members-only online retailer of luxury products and experiences. Mr. Sparks joined Gilt as Chief Marketing Officer in October 2009 and was promoted to President in March 2010, serving in that role until April 2011, when he joined Travelocity. Mr. Sparks also served for five years at Expedia Inc., an online travel company, from June 2004 until October 2009, in a variety of leadership roles, including Senior Vice President, Marketing and Retail Operations at Hotels.com from June 2004 to May 2006, Chief Marketing Officer at Expedia.com from June 2006 to December 2007, and General Manager at Hotels.com USA, Latin America & Canada from January 2008 to October 2009. Earlier in his career, Mr. Sparks served as Vice President of Direct Business and Brand at Capital One Financial Corp., and also served in senior marketing and strategy roles at Guinness & Co., PepsiCo Inc., and The Boston Consulting Group. He currently serves on the board of directors of Dunkin' Brands Group, Inc.
Mr. Sparks has senior leadership, product development, operations, and digital marketing experience in high-growth companies maintaining a strong online sales presence. He also has significant international business and brand marketing expertise in consumer products and services.
Directors Whose Terms Expire in 2018 (Class III Directors)
Jeffrey A. Citron, age 46, has been the Chairman of our board of directors since January 2001. Mr. Citron was also our Chief Executive Officer from January 2001 through February 2006. He served as our Chief Strategist from February 2006 to July 2008 and assumed the additional role of Interim Chief Executive Officer from April 2007, upon the resignation of Vonage's prior Chief Executive Officer, until July 2008. In 1995, Mr. Citron founded The Island ECN, a computerized trading system designed to automate the order execution process. Mr. Citron became the Chairman and CEO of Datek Online Holdings Corp., an online trading firm, in February 1998 and departed The Island ECN and Datek Online Holdings Corp. in October 1999.
As a Founder and former Chief Executive Officer and Chief Strategist of Vonage, Mr. Citron brings deep institutional knowledge and perspective regarding our strengths, challenges, opportunities, and operations to his role as Chairman of our board of directors. Having successfully founded and grown several businesses, Mr. Citron brings entrepreneurial and business-building skills and experience to Vonage. He also brings the perspective of a stockholder with significant stock ownership in us. In addition, Mr. Citron possesses an extensive understanding of telecommunications technologies, including VoIP technology.
Naveen Chopra, age 43, joined our board of directors in July 2014. Mr. Chopra is Chief Financial Officer of Pandora Media, Inc., a leading music discovery platform. Previously, Mr. Chopra served as Interim Chief Executive Officer of TiVo Inc., a leading provider of software, services and technology to enable the distribution and management of video content, from January 2016 until TiVo was acquired by Rovi Corporation in September 2016. Mr. Chopra served as Chief Financial Officer and Senior Vice President, Corporate Development and Strategy of Tivo from December 2012, responsible for overseeing TiVo’s accounting and financial reporting, planning, tax, treasury, corporate development, and strategy functions. Mr. Chopra joined TiVo in 2003 as Director, Business Development, where he later served as Vice President, Business Development, before being promoted to Senior Vice President, Corporate Development and Strategy.
As a c-level executive of a public company, Mr. Chopra brings deep financial and accounting experience in technology companies, as well as seasoned corporate strategy and development, risk management, and compensation experience to the board.
Stephen Fisher, age 52, joined our board of directors in January 2013. Currently, Mr. Fisher serves as Senior Vice President and Chief Technology Officer at eBay Marketplace. Previously, Mr. Fisher served as Executive Vice President of Technology at Salesforce.com, an enterprise cloud computing company. He joined Salesforce.com in 2004 and held several leadership positions including Senior Vice President of Platform Product Management and Vice President, Engineering. Prior to that, Mr. Fisher served as Architect at AT&T Labs, Inc. from 2001 through 2004. Before joining AT&T Labs, he was Founder, President and Chief Executive Officer of NotifyMe Networks, Inc. In addition, he served as Department Manager, Internet Products Group at Apple Computer, Inc. and was a Lecturer at Stanford University. He currently serves on the board of directors of Safeguard Scientifics, Inc.

Mr. Fisher brings deep technology experience to our board of directors, including expertise in cloud computing, systems architecture, software development, and information, data, and cybersecurity. He is an inventor on 14 U.S. patents and has worked with both start-ups and established technology companies. Mr. Fisher also brings senior leadership and compensation experience to the board.
Directors Whose Terms Expire in 2019 (Class I Directors)
Alan Masarek, age 56, has been our Chief Executive Officer and a director since November 2014. Mr. Masarek joined Vonage from Google, Inc., where he was Director, Chrome & Apps. Prior to joining Google in 2012, Mr. Masarek was the Co-Founder of Quickoffice, Inc. and served as Chief Executive Officer from July 2007 until June 2012, when Quickoffice was acquired by Google. Mr. Masarek also served as Co-Founder, Chairman and Chief Executive Officer of AdOutlet, Inc. from April 1999 to September 2001. Previously, he held senior leadership roles, including President, at Advanced Health Corp. from September 1995 to March 1999. Mr. Masarek is a graduate of the University of Georgia and Harvard Business School.
Mr. Masarek brings to our board of directors extensive business leadership, with more than 20 years of C-level experience at technology-centric companies that span corporate, venture and entrepreneurial settings. He brings to the board strong leadership qualities, corporate development experience, deep experience in technological innovation, and a proven ability to develop breakthrough products and services that drive profitable growth.
Hamid Akhavan, age 55, joined our board of directors in December 2016. Mr. Akhavan is currently a partner in the private equity firm of Long Arc Capital, joining that firm in January 2016. Prior to that, Mr. Akhavan was a Principal at Telecom Ventures LLC from July 2014 to December 2015. Mr. Akhavan served as Chief Executive Officer of Unify Inc. (formerly Siemens Enterprise Communications) from February 2010 to January 2014 and previously served as Chief Operating Officer of Deutsche Telecom and Chief Executive Officer of T-Mobile International. He holds a B.S. degree in electrical engineering from California Institute of Technology and a M.S. degree in electrical engineering from Massachusetts Institute of Technology.
Mr. Akhavan has extensive experience at organizations spanning from large public corporations, to private-equity funded companies, to startups, with expertise in the wireless, hardware and software markets, as well as in enterprise cloud communications. Mr. Akhavan brings deep and versatile technology, enterprise and communications experience, and adds significant strategic insight to our board.
Gary Steele, age 54, joined the Board in July 2016. Mr. Steele is CEO of Proofpoint, a publicly-traded global Security as a Service vendor. Before joining Proofpoint in 2002, Mr. Steele served as the CEO of Portera, an applications company delivering solutions for the professional services industry. Prior to Portera, Mr. Steele served as the Vice President and General Manager of the Middleware and Data Warehousing Product Group at Sybase, Inc. where he initiated and spearheaded many early internet projects. Before joining Sybase, Mr. Steele served in business development, marketing, and engineering roles at Sun Microsystems and Hewlett-Packard. He holds a B.S. degree in computer science from Washington State University.
Mr Steele brings a broad range of enterprise Software as a Service (SaaS) experience to Vonage, as well as deep knowledge of enterprise sales operations and distribution. Mr Steele adds understanding of the evolving enterprise SaaS market and his strategic experience with global B2B service and subscription businesses.

Board Composition & Skills Matrix

	Akhavan	Chopra	Citron	Fisher	Katz	Masarek	Roberts	Sparks	Steele
Term Expiration	2019	2018	2018	2018	2017	2019	2017	2017	2019
Vonage Committee Membership		A, C		C, N	A, C		A	N	N
C-Level Public Company Experience	X	X	X	X		X		X	X
Corporate Governance / Legal / Compensation	X	X	X	X	X	X	X	X	X
Finance and Capital Markets	X	X	X		X	X	X
Financial Literacy	X	X	X		X	X	X	X
International	X				X		X	X
M&A/Corporate Development & Strategy	X	X	X		X	X	X
Operational (sales and marketing, network, IT, information security, service delivery etc.)	X		X	X		X	X	X	X
Product Development/Technology	X		X	X		X	X	X	X
Risk Management	X	X		X	X		X		X

Recommendation of our Board of Directors
Our board of directors recommends that the stockholders vote FOR the election to our board of directors of Ms. Katz, Mr. Roberts, and Mr. Sparks as Class II directors.

********************************
AUDIT COMMITTEE REPORT
In the performance of its oversight responsibilities, the audit committee has reviewed our audited financial statements for the fiscal year ended December 31, 2016 and the evaluation of our internal control over financial reporting as of that date, and has discussed them with our management and our independent registered public accounting firm.
The audit committee has also received from, and discussed with, our independent registered public accounting firm various matters that are required to be discussed under Public Company Accounting Oversight Board standards.
The audit committee has received the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence, and has discussed with our independent registered public accounting firm its independence. The audit committee has concluded that the provision of audit and non-audit services by BDO USA, LLP during the fiscal year ended December 31, 2016 was compatible with BDO USA, LLP's independence.

Based on the review and discussions referred to above, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

During the fiscal year ended December 31, 2016, the audit committee conducted a request for proposal process, which included BDO USA, LLP, to select an independent registered public accounting firm for the fiscal year ending December 31, 2017. As discussed under Proposal No. 2, following this process the audit committee selected Deloitte and Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2017.
By the Audit Committee of the Board of Directors of Vonage Holdings Corp.
John J. Roberts, Chairman
Naveen Chopra
Carolyn Katz

PROPOSAL NO. 2
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
We are asking stockholders to ratify the audit committee's appointment of Deloitte and Touche, LLP as Vonage's independent registered public accounting firm for the year ending December 31, 2017. Although stockholder approval of the audit committee's appointment of Deloitte and Touche, LLP is not required by law or our certificate of incorporation or bylaws, our board of directors and the audit committee believe that it is advisable to give stockholders an opportunity to ratify the appointment. In the event the stockholders fail to ratify the appointment, the audit committee will reconsider this appointment. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in Vonage's and its stockholders' best interests.
This will be Deloitte and Touche, LLP's first year auditing our consolidated financial statements. BDO USA, LLP audited Vonage's consolidated financial statements annually from Vonage's 2004 fiscal year through the 2016 fiscal year. The decision to change the Company’s independent registered public accounting firm was the result of a request for proposal process, which included BDO USA, LLP, in which the Audit Committee of the Company’s Board of Directors conducted a comprehensive, competitive process to select an independent registered public accounting firm, and which action was ratified by the Board of Directors.
Representatives of Deloitte and Touche, LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that those representatives will be available to respond to appropriate questions.
Auditors' Fees
The following table summarizes the fees BDO USA, LLP billed to us for each of the last two fiscal years.

Fee Category	Fiscal Year 2016	Fiscal Year 2015
Audit Fees (1)	$1,523,039	$1,233,613
Tax Fees (2)	191,739	196,255
Audit Related Fees (3)	120,000	148,300
Total Fees	$1,834,778	$1,578,168
 ______________

(1)
Audit fees consist of amounts billed for the audit of our annual financial statements included in our annual report on Form 10-K, the review of the interim financial statements included in our quarterly reports on Form 10-Q, the audit of internal control over financial reporting and other professional services provided in connection with statutory and regulatory filings.

(2)
Tax fees consist of amounts billed for advisory services regarding tax compliance issues and the completion of corporate tax returns. None of our tax fees billed in fiscal year 2016 or 2015 were provided under the de minimis exception to the audit committee pre-approval requirements.

(3)	Audit related fees represent fees for due diligence services and other audit procedures incurred in connection with the acquisition of Nexmo, iCore Networks, Inc. and Simple Signal, Inc

Pre-Approval Policies and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

Our audit committee has also delegated to the chairman of the audit committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by the chairman of the audit committee pursuant to this delegated authority is reported on at the next meeting of the audit committee.

The audit committee pre-approved all of the fees billed to us by BDO USA, LLP for 2016.
Recommendation of our Board of Directors
Our board of directors recommends that the stockholders vote FOR the ratification of the appointment of Deloitte and Touche, LLP to serve as Vonage's independent registered public accounting firm for the year ending December 31, 2017.

********************************
PROPOSAL NO. 3
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Background
In accordance with Section 14A of the Securities Exchange Act of 1934, our stockholders are being provided the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers (NEOs) as disclosed in this proxy statement (a "Say-on-Pay" vote).
As described in detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of our NEOs with the interests of our stockholders. Our compensation programs are designed to reward our NEOs for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. Our board of directors believes that the compensation of our NEOs, developed in consultation with a leading compensation consultant, is designed to facilitate long-term stockholder value creation, and is important in attracting, motivating and retaining the high caliber of executive talent necessary to drive our business. We believe the program delivers pay which is strongly linked to company performance over time. In order to maintain this link, we review our compensation programs on an ongoing basis. In recent years, we have changed our compensation programs to further align the interests of our NEOs with our stockholders, including by revising our stock ownership guidelines to increase the level of ownership required to be held by our NEOs, awarding a significant portion of our long-term incentive compensation in the form of performance-based restricted stock units, adopting our Incentive Compensation Recovery Policy, and adopting revisions to our securities trading compliance policy to prohibit hedging and pledging of Vonage securities.
This vote on Proposal 3 is not intended to address any specific element of compensation. Rather, the vote relates to the overall compensation of our NEOs and the policies and practices described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. The Say-on-Pay vote is advisory, which means that the vote is not binding on the Company, our board of directors or the compensation committee. To the extent there is any significant vote against our NEO compensation as disclosed in this proxy statement, the compensation committee will evaluate whether any actions are necessary to address the concerns of stockholders. We currently conduct triennial Say-on-Pay votes. Stockholders have an opportunity to cast an advisory vote on the frequency of say-on-pay votes at least every six years. As discussed below, the next advisory vote on the frequency of the Say-on-Pay vote is also occurring at this 2017 Annual Meeting of Stockholders.
The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy will be viewed as approval of this Proposal 3. Abstentions and broker non-votes have no impact on the results of the vote.
Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to the company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
Recommendation of our Board of Directors
Our board of directors recommends that the stockholders vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement.

PROPOSAL NO. 4
ADVISORY VOTE TO DETERMINE THE FREQUENCY OF OUR SUBMISSION TO OUR STOCKHOLDERS OF A PROPOSAL TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Background
The provisions of the Dodd-Frank Act require that we submit to a non-binding advisory vote of the holders of our common stock no less frequently than every six years a proposal that our stockholders make a determination that is not binding on us as to the frequency with which we provide our stockholders with a Say-on-Pay vote.
The enclosed proxy card provides you with choices on this item. You may vote to have us submit a Say-on-Pay proposal to our stockholders every year, every two years or every three years. You may also abstain from voting on this item. Our board of directors will review the non-binding vote of our stockholders on the frequency of Say-on-Pay votes and take that vote into account.
Our stockholders have expressed the view that an annual Say-on-Pay vote is an important means of engagement on executive compensation matters, and our Board respects this viewpoint.
Recommendation of our Board of Directors
Our board of directors recommends that stockholders select “One Year” for the advisory proposal regarding the frequency of the advisory vote by our stockholders on our executive compensation program.

PROPOSAL NO. 5
RATIFICATION OF THE EXTENSION OF OUR TAX BENEFITS PRESERVATION PLAN
We are asking stockholders to ratify the extension, through June 30, 2019, of our Tax Benefits Preservation Plan (the “Tax Benefits Preservation Plan” or the “Plan”) with American Stock Transfer & Trust Company, LLC, as rights agent. The Plan, which is attached to this proxy statement as Appendix B, is designed to protect our U.S. federal net operating loss carryforwards and certain other tax benefits (collectively, the “Tax Benefits”) from limitations pursuant to Section 382 under the Code.
Background
We believe that our Tax Benefits are valuable assets. Although the actual realization of the Tax Benefits is difficult to predict and depends on future events, we estimate that, as of December 31, 2016, the company had approximately $575 million of U.S. federal net operating losses carryforwards (expiring in varying amounts from 2026 through 2036). Under the Code and applicable Treasury Regulations, we generally may “carry forward” these losses to offset future earnings and thereby reduce our federal income tax liability, subject to certain requirements and restrictions.

Our ability to use our Tax Benefits would be substantially delayed, and a significant portion of such Tax Benefits may expire unused, if we experience an “ownership change” as determined under Section 382 of the Code and applicable Treasury Regulations (“Section 382”). If an ownership change occurs, our ability to use our net Tax Benefits would be subject to an annual limitation. This could significantly impair the amount of our net deferred tax asset. Under Section 382, an “ownership change” generally occurs if one or more stockholders (including, in certain cases, a group of stockholders) owning at least 5% of our common stock increase their aggregate ownership by more than 50% over their lowest ownership percentage within a rolling three-year period. For this purpose, the less-than-5% stockholders of the corporation are aggregated and treated as single separate stockholders and, under certain circumstances, may be divided into further groupings with each treated as a single separate stockholder. The rules for determining whether an ownership change occurs are complex. Nevertheless, based on our continued monitoring of public filings over time and other information within our knowledge, we do not believe that an ownership change has occurred to date that would impair the availability of our Tax Benefits.
In connection with the release of the valuation allowance, our board of directors carefully considered how to preserve the benefits of our Tax Benefits for long-term stockholder value. After consulting with our tax, financial and legal advisors, our board of directors adopted the Tax Benefits Preservation Plan in furtherance of this objective. Pursuant to the Plan, on June 7, 2012, we declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock. The Rights were distributed to stockholders of record as of June 18, 2012 and will continue to be distributed to holders of our common stock issued after that date unless and until the Distribution Date (defined below) occurs. The Rights have terms that are designed to deter acquisitions of our common stock that could result in an ownership change, as described below.
Although stockholder approval of the Tax Benefits Preservation Plan is not required by applicable law or by our organizational documents, our board of directors determined, as a matter of good corporate governance, that if it were to elect to extend the term of the Plan beyond June 7, 2013, such extension would be submitted to stockholders at the Annual Meeting for ratification. At our 2013 Annual Meeting, stockholders ratified the extension of the Plan through June 7, 2015, and, after further consultation with our advisors, our board of directors determined to extend, and stockholders ratified the extension of, the Tax Benefits Preservation Plan through June 30, 2017. Since the release of the valuation allowance, we have experienced tax savings of approximately $114 million through the utilization of our Tax Benefits. Our board believes that the Plan will continue to serve as a tool to help prevent an ownership change that could substantially reduce the significant long-term potential benefits of the Tax Benefits and, thus, preserve stockholder value. Accordingly, our board of directors recommends that stockholders ratify a further extension of the Plan through June 30, 2019.
It is important to note the Tax Benefits Preservation Plan may deter, but ultimately cannot block, acquisitions of our common stock that might result in an ownership change. The limitations of these measures are described in more detail below. Our board urges stockholders to carefully read the proposal, the items discussed below under the heading “Certain Considerations Related to the Tax Benefits Preservation Plan”, and the full terms of the Plan.
Summary of the Tax Benefits Preservation Plan
The following is a summary of the terms of the Plan. It is qualified in its entirety by the full text of the Plan (which includes as Exhibit A the form of Certificate of Designation of the Series A Participating Preferred Stock of Vonage and as Exhibit B the forms of Rights Certificate and Election to Exercise), which is attached as Appendix B hereto and incorporated by reference herein. A copy of the Plan is also available free of charge from us.
Purpose. The Tax Benefits Preservation Plan is intended to preserve the company's ability to fully utilize the Tax Benefits, in the interests of the company and its stockholders, by avoiding an "ownership change." Specifically, the Plan seeks to deter any person, subject to certain exceptions, from (together with all affiliates and associates of such person) acquiring beneficial ownership of 4.9% or more of our outstanding shares of common stock (an “Acquiring Person”), other than with the approval of our board of directors. See "Exceptions to the Definition of Acquiring Person" below for a discussion of persons who are automatically excluded from the definition of Acquiring Person and a recent request for an exemption from the definition of Acquiring Person.
Exercise. The Rights are not currently exercisable. After the “Distribution Date,” each Right is exercisable to purchase, for $10.00 (the “Purchase Price”), one one-thousandth of a share of Series A Participating Preferred Stock, $0.001 par value per share, of Vonage (“Preferred Stock”), subject to adjustment in accordance with the terms of the Plan.

Distribution Date. Prior to the Distribution Date, the Rights are attached to our common stock, are not represented by separate certificates and any transfer of our common stock shall also constitute a transfer of the Rights associated with such common stock. On or after the Distribution Date, subject to certain exceptions specified in the Plan, the Rights will separate from the common stock. The Distribution Date will occur upon the earlier of (i) ten (10) business days following the date of a public announcement that a person or group of affiliated or associated persons has become an “Acquiring Person” or such earlier date on which a majority of our board of directors becomes aware of the existence of an Acquiring Person (such date being the “Stock Acquisition Date”) or (ii) ten (10) business days (or such later time as our board of directors may determine) following the commencement of a tender offer or exchange offer that would result in a person becoming an Acquiring Person.
Exceptions to the Definition of Acquiring Person. An Acquiring Person would not include, among others: (i) Vonage or any of its subsidiaries; (ii) employee benefit plans of Vonage or its subsidiaries and persons holding shares of common stock on behalf of such plans; (iii) 4.9% stockholders existing at the time the Plan was first adopted (unless they increase their percentage stock ownership with certain exceptions); (iv) persons or groups who, in the board's view, have inadvertently become 4.9% stockholders, unless and until such person or group shall have failed to divest, as soon as practicable, sufficient shares of common stock such that it would no longer be a 4.9% stockholder (upon terms or conditions satisfactory to the board); (v) an “investment advisor” to mutual funds or trustees of certain qualified trusts if immediately after any increase in beneficial ownership of the common stock by such person (A) no single mutual fund or qualified trust advised by such investment advisor or such trustee, respectively, actually owns or beneficially owns 4.9% or more of the shares of common stock then outstanding and (B) such investment advisor or trustee beneficially owns (other than with respect to such mutual funds or such trusts, as applicable) less than 4.9% of the shares of common stock then outstanding; and (vi) new 4.9% stockholders whose acquisitions, as determined by our board of directors in its sole discretion, would not be inconsistent with the purpose of the Plan.
From time to time, we have received requests from stockholders to permit the requesting stockholder to increase its beneficial ownership of our outstanding common stock above 4.9% without becoming an “Acquiring Person.” When we receive such requests, our board of directors considers the Section 382 "ownership change" impact of the requested increases in ownership on a case-by-case basis, taking into account other potential changes in our stock ownership, including the impact of our announced stock buyback program and the potential impact of certain transactions that are outside our control. Based on these considerations, our board determines whether the increased risk of an “ownership change” that would be created by granting a request would be inconsistent with the purpose of the Plan, which is the preservation of our Tax Benefits for the long-term benefit of all stockholders. In 2014 we granted one request for an exemption under the Plan.
“Flip-In”. In the event that any person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive upon exercise, in lieu of a number of one-thousandth of a share of Preferred Stock, common stock (or, in certain circumstances, cash, property or other securities of Vonage), having a value equal to two times the exercise price of the Right. The exercise price is the Purchase Price times the number of units associated with each Right (initially, one). Notwithstanding any of the foregoing, following the occurrence of an Acquiring Person becoming such, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or its affiliates and associates and certain transferees thereof will be null and void.
Exchange. At any time after the Stock Acquisition Date but before the time the Acquiring Person becomes the beneficial owner of 50% or more of the outstanding shares of common stock, our board may exchange the Rights (other than Rights beneficially owned by an Acquiring Person or any other Rights that shall be deemed void under the terms of the Rights Agreement), in whole or in part, at an exchange ratio equal to one share of common stock per Right (subject to adjustment).
Redemption. At any time until the close of business on the tenth day following the Stock Acquisition Date, Vonage may redeem the Rights in whole, but not in part, at a price of $0.001 per Right. Immediately upon the action of our board ordering redemption of the Rights (or at the effective time of such redemption designated by the board), the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.
Expiration. The Rights expire on the earliest of (i) the time at which the Rights are redeemed pursuant to the Plan, (ii) the time at which the Rights (other than Rights owned by an Acquiring Person) are exchanged pursuant to the Rights Agreement, (iii) the repeal of Section 382 or any successor statute if our board determines that the Plan is no longer necessary or desirable for the preservation of the Tax Benefits, (iv) the close of business on the first day of a taxable year of Vonage to which our board determines that no Tax Benefits may be carried forward, (v) the close of business on June 30, 2017, provided that, prior to such date, our board may determine to extend the Rights Agreement to a date not later than the close of business on the seventh anniversary of the date of the Plan (which, as indicated above, the board has determined to do) as long as such extension is submitted to our stockholders for ratification at the 2017 Annual Meeting of Stockholders, or (vi) the first business day after the date on which the Inspectors of Election for our 2017 Annual Meeting of Stockholders certify that the Plan has not been ratified by stockholders at that meeting.
Amendments. Any of the provisions of the Plan may be amended by our board for so long as the Rights are redeemable (other than changes to the redemption price, which may not be amended). After the Rights are no longer redeemable, the provisions of the Plan may be amended by our board provided that no such amendment may (i) adversely affect the interests of the holders of the Rights, (ii) cause the Rights Agreement to again become amendable or (iii) cause the Rights to again become redeemable.
Stockholder Rights. Until a Right is exercised, the holder thereof, as such, will have no rights with respect thereto as a Vonage stockholder, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to Vonage, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for common stock (or other consideration) as set forth above or in the event the Rights are redeemed.
Antidilution Provisions. The Purchase Price payable, and the number of units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).
Certain Considerations Related to the Tax Benefits Preservation Plan
After careful consideration, our board of directors believes that the continued effectiveness of the Tax Benefits Preservation Plan remains in the best interest of the company and its stockholders to protect our Tax Benefits from limitations pursuant to Section 382. However, we cannot eliminate the possibility that an ownership change will occur even if the Plan is ratified. Please consider the items discussed below in voting on this Proposal.
Continued Risk of Ownership Change. The Plan may not be effective in deterring all acquisitions that could result in an ownership change. For example, persons could decide to purchase our shares and become a “5-percent stockholder” notwithstanding the Plan, either because the purchaser is unaware of the Plan or makes a conscious decision to discount the potential consequences under the Plan of obtaining such status. In addition, the Plan does not preclude dispositions by current 5-percent stockholders, which would also have the effect of increasing our cumulative change in ownership.
Potential Effects on Liquidity. The Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of shares of our common stock in excess of the specified limitations. The Plan may reduce the number of persons willing to acquire our common stock or the amount they are willing to acquire, potentially impacting a stockholder's ability to dispose of our common stock.
Potential Impact on Market Value. Because the Plan may restrict a stockholder's ability to acquire common stock, the market value of the common stock may be affected. The Plan could discourage or prevent accumulations of substantial blocks of shares in which stockholders might receive a substantial premium above market value. However, we believe these disadvantages are outweighed by the importance of maintaining the availability of the Tax Benefits. Our board did not adopt the Plan to discourage stockholders from accumulating common stock; the purpose of the Plan is to reduce the risk that we may be unable to fully utilize our Tax Benefits. We have retained the ability under the Plan for our board to redeem the Rights or cause the Plan to expire if our board determines that the Rights are no longer in the best interests of Vonage or of its stockholders.
Potential Anti-Takeover Effect. The Plan is designed to preserve the long-term value of our Tax Benefits and is not intended to prevent a takeover of Vonage. However, it could be deemed to have an “anti-takeover” effect because, among other things, an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Tax Benefits Preservation Plan may be to render more difficult, or discourage, a merger, tender offer, or assumption of control by a substantial holder of our securities. The Plan, however, should not interfere with any merger or other business combination approved by our board of directors.
Potential IRS Challenge to the Tax Benefits. The IRS has not audited or otherwise validated the amount of our Tax Benefits. The IRS could challenge the amount of the Tax Benefits, which could result in an increase in our liability in the future for income taxes. The complexity of the Section 382 provisions and the limitations on the timely knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities contribute to significant uncertainty in determining whether an ownership change has occurred. Therefore, we cannot assure you that the IRS or other taxing authority will not claim that we experienced an ownership change and attempt to reduce or eliminate our utilization of Tax Benefits, even if the Plan is in place.
Recommendation of our Board of Directors
Our board of directors recommends that the stockholders vote FOR the ratification of the extension of our Tax Benefits Preservation Plan through June 30, 2019.

********************************

COMPENSATION
Compensation Discussion and Analysis
In this Compensation Discussion and Analysis, we address the compensation provided to our named executive officers (NEOs). We also discuss the goals for our executive compensation program and other important factors underlying our compensation practices and policies.

Stockholder Outreach and Program Changes
In 2016, we continued our outreach to stockholders regarding compensation and governance related matters, building on the success of prior efforts. In 2016, we held discussion with stockholders representing approximately 15% of our outstanding shares. During these discussions, our stockholders provided feedback regarding our compensation programs and corporate governance matters. The company and its compensation committee take stockholder feedback seriously, and incorporate that feedback in its review of our compensation programs. In recent years, stockholder input has influenced our revised compensation programs, further aligning the interests of our NEOs with our stockholders, and also significantly influenced the terms of our arrangement with our new Chief Executive Officer. We also implemented corporate governance changes in response to discussions with stockholders and the review and recommendation of our nominating and governance committee and our Board of Directors. See "Proposal No. 1 - Election of Directors" for additional information.
We encourage you to read this Compensation Discussion and Analysis for a detailed discussion and analysis of our executive compensation program, including information about the fiscal 2016 compensation of our NEOs.
2016 Performance
Our fiscal 2016 financial performance, along with the individual performance of our NEOs, served as key factors in determining compensation for 2016. Our 2016 compensation program measures results against our strategic plan and rewards exceptional individual performance. In 2016 our management team continued to successfully pivot to the cloud communications for business market and drove business revenues to record levels. The team accomplished these results while also optimizing the profitability of our consumer services business. Building on the momentum of previous years, Vonage delivered strong financial and operational results in 2016, as follows:

•
Acquired Nexmo, the world’s second largest Communications Platform-as-a-Service (CPaaS) company, which provides communication Application Program Interfaces (APIs) for SMS and voice communication services. Nexmo accelerates Vonage’s growth strategy, deepens our technology capability and creates powerful combination of Unified Communications as a Service (UCaaS) and CPaaS assets.

•	Delivered total revenues of $956 million, an increase from $895 million in the prior year, and our third consecutive year of consolidated revenue growth.

•	Grew Vonage Business revenue 72% to $376 million, up from $219 million in 2015.

•	Generated GAAP Net Income of $18 million or $0.08 Per Share on a diluted basis, and Net Income, excluding adjustments*, of $45 million or $0.21 per share.

•	Achieved Adjusted OIBDA* of $160 million, up 11% from the prior year.

•	Produced net cash provided by operating activities of $87 million, and Free Cash Flow* of $49 million, our seventh consecutive year of positive Free Cash Flow.

•	Repurchased 7.4 million shares for $33 million at an average price of $4.43 and a total of 55.6 million shares for $181 million.

•	Continued the growth of our patent portfolio, which grew from 106 to 146 issued U.S. patents, with nearly 200 pending U.S. patent applications.

•	Built out our business sales infrastructure and distribution channels, including field sales, where we ended the year in 12 U.S. markets.

•	Strengthened our Board of Directors by adding two new Directors with substantial B2B experience.

•
Selected by Gartner, a leading information technology research and advisory company, as a Visionary in its 2016 Magic Quadrant for Unified Communications as a Service, Worldwide, for the second year in a row. In addition, Frost & Sullivan, a global research and consulting organization, awarded us their 2016 North America Award for Product Line Strategy Leadership award. We were selected for our carefully planned acquisition strategy over the last three years to put together a comprehensive line of cloud communications solutions that can address the diverse requirements of companies, from small businesses to large enterprises, to drive growth.

*Adjusted OIBDA, net income excluding adjustments and free cash flow are non-GAAP financial measures. We define adjusted OIBDA as GAAP income from operations excluding depreciation and amortization, share-based expense, acquisition related transaction and integration costs, acquisition related consideration accounted for as compensation, change in contingent consideration, costs associated with organizational transformation, loss on sublease, loss from discontinued operation excluding income tax, depreciation from discontinued operation, and net loss attributable to non-controlling interest. We define adjusted net income, as GAAP net income excluding amortization of acquisition - related intangibles, acquisition related costs, acquisition related consideration accounted for as compensation, change in contingent consideration, organizational transformation, loss on sublease, and tax effect on adjusting items. We define free cash flow as net cash provided by operating activities minus capital expenditures, intangible assets, and acquisition and development of software assets. Please refer to Appendix C for reconciliations of: (1) adjusted OIBDA to GAAP income from operations, (2) net income excluding certain adjustments to GAAP net income, and (3) free cash flow to GAAP cash provided by operating activities.
This strong financial and operational performance led to a significant increase in stockholder value in 2016. The chart below shows the percentage change in the daily closing price of Vonage common stock on the NYSE from January 1, 2016 through December 31, 2016, at which time our stock price was $6.85.

As detailed under "Annual Cash Bonuses" below, based on the actual performance for our core metrics, the operational performance detailed above led to annual cash bonus payout to our NEOs at 104.7% of target.

Named Executive Officers
Our “Named Executive Officers” are the executive officers who are included in the Summary Compensation Table. They include the following current officers:
• Alan Masarek, Chief Executive Officer, who joined the company in November 2014;
• David T. Pearson, Chief Financial Officer and Treasurer, who joined the company in May 2013;
• Antoine Jamous, President, Nexmo, the Vonage API Platform, who joined the company in June 2016;
• Joseph Redling, Chief Operating Officer, who joined the company in December 2013;
Under applicable SEC rules, our Named Executive Officers for 2016 also include our former chief legal officer and secretary, Kurt M. Rogers, who left the company on November 30, 2016 and our former chief technology officer, Pablo Calamera, who left the company on January 31, 2017.
Compensation Objectives
The 2016 compensation for our executive officers was designed to meet the following objectives:

•	Provide competitive compensation in order to attract, retain, and motivate highly-skilled executives. We refer to this objective as “competitive compensation.”

•
Reinforce the importance of meeting and exceeding identifiable and measurable goals, while not encouraging our management to take unreasonable risks. We refer to this objective as “performance incentives.”

•
Provide opportunities for our executive officers to acquire meaningful equity ownership that will encourage the creation of stockholder value. We refer to this objective as “alignment with stockholder interests.”

•	Provide an incentive for long-term continued employment with us. We refer to this objective as “retention incentives.”
The principal components of 2016 compensation were as follows:

Type of Compensation	Objectives Addressed
Salary	Competitive Compensation

Annual Cash Bonus	Performance Incentives Competitive Compensation

Long-Term Incentives	Retention Incentives Alignment with Stockholder Interests Performance Incentives Competitive Compensation

When reviewing the compensation program, our compensation committee, with the assistance of an independent compensation consultant, considers the impact of the compensation program on Vonage's risk profile. Our compensation committee believes that our compensation program has been structured to provide strong incentives for executives to appropriately balance risk and reward. See also “Impact of Compensation Policies on Risk Management” above.
Compensation and Governance Matters
Our compensation committee reviews our compensation programs, competitor company data and best practices in the executive compensation area annually to determine whether changes should be made to address the objectives described above. For example, in recent years we began awarding a significant portion of our long-term incentive compensation in the form of performance-based restricted stock units, which are earned after three years based on relative total stockholder return performance. We continue to believe that this structure helps to align executive and stockholder interests while providing performance and retention incentives in a competitive compensation package.

We have adopted compensation practices and policies that our board believes advance our compensation objectives, including:

	Things We Do	Summary
✓	Emphasize Pay for Performance	We link our named executive officers’ incentive compensation to our financial performance and the attainment of specified goals that drive stockholder value.
✓	Retain an Independent Compensation Consultant
Our compensation committee uses an independent compensation consultant to advise the committee on its oversight of our compensation program. The compensation consultant does not provide services to management.

✓	Grant Performance-Based Equity
We award a significant portion of our long-term incentive compensation in the form of performance-based restricted stock units. The number of units actually earned is determined at the end of the three year period based on relative stockholder return performance.

✓	Maintain Robust Stock Ownership Guidelines	Our stock ownership guidelines require that our CEO maintain a stock ownership level equal to 5x base salary and that our other NEOs maintain a stock ownership level equal to 3x base salary.
✓	Maintain Incentive Compensation Recovery Policy
Our Incentive Compensation Recovery Policy permits the company to recoup excess compensation and to recover improper gains in the event of a material restatement of the company's financial results caused by the misconduct of a covered officer (including our NEOs).

✓	Revamped Incentive Compensation Plan	Our 2015 Equity Plan includes several provisions that are protective of our stockholders, including annual award limitations, and minimum vesting and exercise price provisions.
✓	Have "double-trigger" vesting of equity awards upon a change-in-control
Our 2015 Equity Plan includes several provisions that are protective of our stockholders, including "double trigger" vesting upon a change-in-control. Our compensation committee has discretion whether to accelerate vesting upon a change of control.

	Things We Don't Do	Summary
x	Use Stock Options in our Long-Term Incentive Program	We do not provide long-term incentive compensation in the form of stock options. Stock options are available for purposes of promotion or new hire grants.
x	Allow the repricing of options or "evergreen" share counting under our 2015 Equity Plan	Our 2015 Equity Plan contains prohibitions on evergreen provisions, and a prohibition on the repricing of options.
x	Permit Hedging of Company Stock
Our securities trading compliance policy prohibits any director, officer or employee from engaging in any strategy or using any product to hedge against potential changes in the value of Vonage securities.

x	Permit Pledging of Company Stock	Our securities trading compliance policy prohibits any director, officer or employee, except in limited circumstances, from directly or indirectly pledging a significant amount of Vonage securities.
x	Pay Excise Tax Gross-ups Upon Change of Control.	Our 2015 Equity Plan does not allow for the payment of excise tax gross-ups upon a change of control.
x	Provide Material Perquisites to our Chief Executive Officer
We have reduced the perquisites available to our Chief Executive Officer, Alan Masarek, compared to the perquisites that our former chief executive officer was entitled to receive. For example, we no longer have excise tax gross-ups in any of our executive employment arrangments, and substantially reduced certain relocation and travel reimbursements.

Engagement of Compensation Consultant
The compensation committee has the authority to engage its own independent consultants, counsel and other advisors to assist in carrying out its responsibilities under its charter. The compensation committee retained Meridian Compensation Partners, LLC, an independent compensation consultant, as described in further detail under “Compensation Committee” above, to advise the committee in connection with its oversight of our compensation program for 2016.
Determination of Competitive Compensation
As part of our annual process for assessing the competitiveness of executive compensation, we compare the compensation of our executives to survey data. For 2016, we used the following data sources:

•	2015 Radford Global Technology Survey - Communications/Internet/Software (revenue $0.5B - $2.5B).

•	2015 Equilar Top 25 Survey - Technology, Telecom Technology, and Telecom Services (revenue $0.5B - $2.5B).
Because the compensation committee was seeking survey data covering a broad range of companies meeting the revenue and industry criteria set forth above, the compensation committee did not focus on the individual companies included in the survey data. We refer to the data sources described above as the “market sample.”
We placed equal weight on each survey source. We believe that telecommunications, communications, software, internet companies, and technology companies in general with comparable revenues represent an appropriate comparison group for our executives because they are the companies against which we are most likely to compete for executive talent.
With respect to our annual review of total cash compensation, which is base salary and the target amount of annual cash bonus, we targeted the 50th to 75th percentile range, with payments of up to the 75th percentile contingent on the achievement of strong performance. We also targeted the same 50th to 75th percentile range for total direct compensation, which is base salary, the target amount of annual bonus, and equity-based grants. We believe these target levels were appropriate because we wanted the flexibility to reward company and individual performance that met or exceeded our performance goals.
A significant portion of our compensation is performance-based. Therefore, actual incentive compensation paid to our named executive officers may vary from targeted levels based on achievement of performance targets. Moreover, the comparative analysis described above provides only guidelines, and we do not follow them rigidly.
Employment Arrangements with our Named Executive Officers
Our NEOs' 2016 compensation was governed in part by the terms of employment arrangements described in detail below under “Potential Post-Employment Payments - Employment and Related Agreements” and incorporated herein by reference.
Salaries
Several of our NEOs received an increase in salary for 2016. These salary increases reflected personal and company performance, as well as our annual review of competitive salary data described under "Determination of Competitive Compensation" above. The salaries of our named executive officers for 2016 were as follows:

Name	2016 Salary	2015 Salary
Alan Masarek	$875,000	$800,000
David T. Pearson	$530,000	$490,000
Antoine Jamous	$300,000	$—
Joseph M. Redling	$591,000	$580,000
Pablo Calamera	$450,000	$450,000
Kurt M. Rogers	$455,000	$455,000
Annual Cash Bonuses
When determining the annual cash bonuses of our executive officers, the compensation committee reviews achievement of objective performance criteria. The compensation committee may also consider discretionary factors relating to the executive's individual performance. For 2016, the target bonus opportunity percentages for the participating named executive officers were as follows:

Name	Target Percentage of Base Salary
Alan Masarek	125%
David T. Pearson	100%
Antoine Jamous	50%
Joseph M. Redling	100%
Pablo Calamera	75%
Kurt M. Rogers	75%

There were five base metrics applicable to all participants in the 2016 bonus program: Residential Total Revenue, Business Total Revenue, Adjusted EBITDA, Churn - Residential (Account), and Churn - Business (Revenue). The weighting of the metrics utilized under our 2016 bonus program for our named executive officers were as follows:

Base Metrics

Base Metrics	Weighting
Residential Total Revenue	15% of target bonus
Business Total Revenue	35% of target bonus
Adjusted EBITDA	30% of target bonus
Churn - Residential (Account)	10% of target bonus
Churn - Business (Revenue)	10% of target bonus
•Residential Total Revenues includes revenues from Vonage’s consumer telephony business, including the United States, Canada, and U.K. offerings.
•Business Total Revenues includes revenues from Vonage's Essentials and Premier product lines.
•Adjusted EBITDA is GAAP income (loss) from operations excluding certain items including depreciation and amortization and share-based expense.
•Churn - Residential relates to the number of customers that terminate during the year divided by the simple average number of customers during the year, and dividing the result by twelve. The simple average number of customers is the number of customers on the first day of the year plus the number of customers on the last day of the year, divided by two.
•Churn - Business relates to recurring revenue lost from customers that churn during the year divided by average recurring revenue for the year.
Each metric has a minimum, target, and maximum performance level that would result in certain payments of the weighted target bonus for the metric. No payment is made for performance below the minimum performance level. Our compensation committee has also implemented limitations on the bonus payment to reflect the Company’s focus on revenue growth. Regardless of performance against any of the bonus metrics, no payments above 90% of the target bonus will be made unless a target level of performance for the Business Total Revenue metric is met.
The following table shows the performance levels upon which minimum, target, and maximum bonuses would be paid, the payout percentages associated with those performance levels, and the actual 2016 performance.

	2016
Performance Measure	Weighting	Minimum (50%)	Target (100%)	Maximum (175%)	Performance		Weighted Attainment
Residential Total Revenue	15%	$572,000	$587,000	$602,000	$579,000		11.2%
Business Total Revenue	35%	$314,000	$329,000	$344,000	$318,000	(1)	22.2%
Adjusted EBITDA	30%	$135,000	$150,000	$165,000	$167,000	(1)	52.5%
Churn - Residential	10%	2.5%	2.3%	2.1%	2.2%		13.8%
Churn - Business	10%	1.4%	1.2%	1.0%	1.4%	(1)	5.0%
Total Bonus Payout	100%						104.7%
* Revenue and Adjusted EBITDA amounts in thousands.
(1) Performance amounts exclude Nexmo, which was acquired in 2016.
Rationale and Method for Setting Performance Targets
2016 performance targets reflect the Company's pivot towards the cloud communications for business markets. The weighting of Business Total Revenue now exceeds Residential Total Revenue, and, when Residential Total Revenue and Business Total Revenue targets are combined, the overall revenue target increased over 2015. These changes reflect the continuing decline in domestic premium home phone markets and expected revenue from these markets, offset by our continued execution of our growth strategies in business markets. The compensation committee attributed higher weight and increasing performance targets to the Business Total Revenue metric in order to reflect these market changes. 2016 Adjusted EBITDA performance targets were set higher than 2015 performance, reflecting the company's commitment to profitable growth, and churn metrics were also set at more difficult levels.

Calculation of Annual Cash Bonus Awards
The annual cash bonus awards are calculated by multiplying the total bonus achievement percentage by the executive's target bonus. As shown above, the annual cash bonus payout to our NEOs was 104.7%, resulting in the following annual bonus payments:
Annual Cash Bonus Payouts 2016

Name	2016 Bonus Award	2016 Award as Percentage of Target Bonus
Alan Masarek	$1,122,505	104.7%
David T. Pearson	$544,963	104.7%
Joseph M. Redling	$615,837	104.7%
Pablo Calamera	$353,362	104.7%
Antoine Jamous*	$58,050	N/A
Kurt M. Rogers	$357,255	104.7%
* Cash bonus payments to Mr. Jamous in accordance with the Nexmo bonus plan.

These payments are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

Long-Term Incentives
2016 LTI Program

We award a significant portion of our long-term incentive compensation in the form of performance-based restricted stock units. The number of units actually earned will be determined at the end of the three-year performance period based on relative total stockholder return performance. By linking a significant portion of our long-term incentives to three-year performance goals, we more closely align our NEOs' incentives with the long-term interests of stockholders.

2015 LTI Program
Award Type	% of Award	Vesting
Performance-based RSUs	50%	3 year cliff
Time-based RSUs	50%	Equal 3 year increments

Performance RSUs are granted subject to the following terms:

•	The number of performance RSUs granted is based on a target value determined by the compensation committee.

•
The number of performance RSUs actually earned will be based on Vonage's relative performance measured against a defined performance group consisting of telecom and technology companies we consider to be similar to Vonage, as discussed below.

•
The performance metric used in our program is “Total Stockholder Return” (TSR). TSR is the percentage growth in stock price over the performance period, plus dividends and adjusted for events such as stock splits. Vonage's TSR performance will be ranked against the other companies in the performance group.

•	TSR is measured over a three-year performance period.

•
The actual number of shares received at the end of the performance period can range from 0-200% of the target number of shares, based on the company's TSR performance during the performance period, as follows.

Vonage Percentile Rank Against performance group	Percent of Target Number of Shares Issued at End of Performance Period
80th or greater	200%
50th or greater	100%
30th or greater	50%
<30th	0%

•
Payouts are based on ranking results with linear adjustment between percentile ranks in the chart above. For example, achievement of the 65th percentile would result in 150% of the target number of shares being issued at the end of the performance period and achievement of the 40th percentile would result in 75% of the target number of shares being issued at the end of the performance period.

•
Payouts are capped at 100% (target) if the company's TSR performance is negative at the end of the performance cycle, even if the company's relative TSR performance would have produced a higher payout.

Our performance group for 2016 was based on companies included in the Fidelity MSCI Telecommunication Service ETF, with modifications approved by our compensation committee to improve relevance to our business. These modifications included (1) the removal of companies with cell tower-based business models and (2) the addition of companies in the telecommunications or software-as-a-service sectors not included in the Fidelity MSCI Telecommunication Service ETF. Our performance group for 2016 was set as follows:

8X8 Inc.	Leap Wireless International Inc.
AT&T Inc.	Level 3 Communications Inc.
Atlantic Tele-Network Inc.	Lumos Networks Corp.
CenturyLink Inc.	magicJack VocalTec Ltd.
Cincinnati Bell Inc.	Mitel Networks Corporation
Cogent Communications Group Inc.	NTELOS Holdings Corp.
Comcast Corporation	Ooma, Inc.
Consolidated Communications Holdings Inc.	RingCentral Inc.
EarthLink Inc.	Shenandoah Telecommunications Co.
Fairpoint Communications, Inc.	Shoretel, Inc.
Five9, Inc.	Sprint Corp.
Frontier Communications Corp.	Telephone & Data Systems Inc.
General Communication Inc.	T-Mobile US Inc.
IDT Corp.	USA Mobility Inc.
inContact Inc.	Verizon Communications Inc.
Interactive Intelligence Group, Inc.	West Corporation
Iridium Communications Inc.	Windstream Holdings Inc.

We believe that our long-term compensation program elevates the link between pay and performance for our NEOs and closely aligns the interests of management and our stockholders.
This list of companies differs slightly from the group we used for 2015 grants. For 2016, we removed Premiere Global Services Inc. due to its acquisition, and United States Cellular Corp. and Boingo Wireless Inc. in order to better align our performance group with relevant competitors. For 2016, we have added Ooma, Inc., Interactive Intelligence Group, Inc., and Comcast Corporation to better reflect our current competitive environment.
2016 Annual Equity Grants and Employment Inducement Grants: In 2016, the compensation committee approved performance and time-based restricted stock unit grants to our executive officers based on corporate performance, competitive data for the market sample, the level of the individual's responsibility, and individual contributions to Vonage. The compensation committee also considered the recommendations of our Chief Executive Officer for the other executive officers then employed by us. The number of time-based RSUs was based a target value determined by the compensation committee, divided by the 20-day average price of our common stock leading up to and including the date of grant. The number of performance-based RSUs for each executive was based on a target value determined by the compensation committee, divided by the Monte Carlo value of a performance RSU adjusted to split the excess accounting cost between the company and the executive.
The named executive officers received the following equity awards in March 2016:

Name	Number of Time-based Restricted Stock Units	Number of Performance-based Restricted Stock Units
Alan Masarek	501,968	473,421
David Pearson	199,311	187,976
Antoine Jamous	—	—
Joseph M. Redling	199,311	187,976
Pablo Calamera	88,582	83,544
Kurt M. Rogers	88,582	83,544

Acquisition Consideration Treated as Compensation

In connection with our acquisition of Nexmo, Inc. in 2016, 50% of the acquisition consideration payable to Mr. Jamous (the "Holdback Amount") was held back from payout at closing and made contingent upon his continued employment by the Company and participation in the integration and execution of post-closing strategy. 70% of the Holdback Amount is payable on the first anniversary of the June 3, 2016 closing, and the remaining 30% of the Holdback Amount is payable on the second anniversary of closing. Payment is contingent on Mr. Jamous' continued employment on the relevant anniversaries.
Stock Ownership Guidelines for Executives
Our compensation committee and board of directors have adopted stock ownership guidelines setting forth the level of ownership required to be held by our named executive officers, and certain other covered executives. These guidelines were reviewed in April 2015 by our board of directors to increase the level of ownership required to be held by our named executive officers and certain other covered employees. Our compensation committee and board of directors believes that these requirements help to ensure the alignment of executive interests with stockholder interests and promote a focus on long-term growth. The following table reflects the stock ownership levels required for our named executive officers, which are measured on a quarterly basis:

Name	Stock Ownership Level
Alan Masarek	5.0x base salary
David Pearson	3.0x base salary
Antoine Jamous	3.0x base salary
Joseph M. Redling	3.0x base salary
Pablo Calamera	3.0x base salary
Kurt M. Rogers	3.0x base salary

Shares counted in assessing compliance with the guidelines include shares owned outright, the value of unvested restricted stock units, and the in-the-money value of vested stock options. Each covered executive must retain 50% of net stock options exercised or stock delivered from vested restricted stock units until the guidelines are met. Executives may be exempted from the guidelines and/or the retention requirement due to financial hardship as determined by the compensation committee in its discretion. There is no specific time period required to achieve the guidelines. Each of our current named executive officers satisfies these guidelines.

Benefits and Perquisites
For 2016, Mr. Masarek received a monthly housing and commuting allowance. Our other named executive officers also negotiated for perquisites when hired. During his employment, we agreed to reimburse Mr. Rogers for lodging accommodations near our principal offices and make an additional payment to relieve him of any related tax liability. We have also taken steps to ensure executives’ continued health and ability to render services to the Company through an annual physical program. Our incremental costs for the perquisites described above are shown in note 5 to the Summary Compensation Table.
We also maintain a 401(k) savings plan, which is a tax-qualified defined contribution plan available to all of our employees. Messrs. Masarek, Pearson, Redling, Calamera and Rogers participated in the plan in 2016. Under the plan, an employee was permitted to contribute, subject to Internal Revenue Code limitations, up to a maximum of $18,000 of his or her annual compensation to the plan in 2016. In 2016, we provided a matching contribution equal to 50% of each dollar contributed by a participant, up to a maximum contribution of $6,000. The matching contributions vest after one year following the date of employment. Employee and matching contributions are based on compensation up to annual limits established under the Internal Revenue Code (the eligible compensation limit was $260,000 in 2016). Our matching contributions for the named executive officers are shown in note 5 to the Summary Compensation Table. We do not provide any supplemental retirement benefits.
The Board of Directors has adopted a travel policy whereby Mr. Masarek is permitted for business travel to fly private or charter aircraft. The policy also permits Mr. Masarek to make personal use of this private air travel where incidental to business travel. To the extent Mr. Masarek makes personal use of this private air travel, this usage is a perk, and any incremental cost to the company is disclosed in our Summary Compensation Table. To the extent practicable, other employees of the company traveled with Mr. Masarek, including Messrs. Redling and Pearson during 2016.
Equity Grant Practices
The compensation committee approves all equity grants to executive officers and to other officers reporting directly to our Chief Executive Officer or our audit committee. The compensation committee delegated to our Chief Executive Officer and our Chief Human Resources Officer the ability to make equity grants aggregating up to 1,000,000 shares of common stock in any calendar year for new hires and promotions, to employees at the Vice President level or below (for the Chief Executive Officer) or the Senior Director level or below (for the Chief Human Resources Officer). These awards may not exceed 125,000 shares in any calendar year to any individual employee. For new hire and promotion equity grants made under this authority, the compensation committee has established equity award value guidelines to which our Chief Executive Officer and our Chief Human Resources Officer must adhere. In addition, the compensation committee delegated to our Chief Executive Officer the ability to make equity grants aggregating up to 200,000 shares of common stock in any calendar year to reward exceptional achievements, address retention issues and support incentive programs, also for employees at the Vice President level or below.
In February of each year, the compensation committee considers annual equity grants. The compensation committee's practice is to approve equity grants effective on the first trading day on or after March 15.
For special grants, equity is granted on the first trading day of the month immediately following the month in which the equity grant is approved. For newly hired or promoted employees, stock options and/or restricted stock units are granted on the first trading day of the month immediately following the month in which the employee commences employment with us or the promotion is effective.
We set the exercise price of stock options based on the closing price of our common stock as reported on the New York Stock Exchange on the date of grant. We do not backdate grants of stock options, nor do we time equity grants to coincide with the release of material non-public information about Vonage.
Post-Employment Compensation
We have benefit plans, employment and letter agreements, and other arrangements for our named executive officers that provide special benefits upon certain types of termination events. The employment agreements and letter agreements provide financial security in the event the executive officer's employment is terminated without cause or his or her responsibilities are significantly diminished. The agreements also provide clear statements of the rights of the executive officers and protect them against an unfavorable change in employment terms. Absent these provisions, there is an increased risk that executive officers may be encouraged to seek other employment opportunities if they became concerned about their employment security as a result of changes to our company or in the event of a change in control. None of our current executives is entitled to an excise tax gross up upon a change in control. In addition, all equity grants made to current executives require a “double trigger” (both a change in control and termination) for payout or vesting to occur.
We believe that our change in control benefits provide appropriate incentives for the executive officers to cooperate in negotiating any change in control of Vonage without regard to the potential effect on their positions. See “Potential Post-Employment Payments” for further information regarding change in control and termination benefits under the arrangements.

Clawback, Hedging and Pledging Policies
Incentive Compensation Recovery Policy
The company has put in place an Incentive Compensation Recovery Policy for incentive awards paid to executive officers. The policy is triggered in the event of a material restatement of the company's financial results (other than as a result of a change in accounting rules, principles or interpretations) caused or substantially caused by the misconduct of a covered officer (including our NEOs). If triggered, the compensation committee may seek to recoup the portion of cash and equity based incentive awards paid or awarded to our executive officers in excess of the awards that would have been paid or awarded based on the restated financial results to the extent permitted by applicable law. In the case of equity awards that vested based on the achievement of financial results that were subsequently modified, the compensation committee and Board may also seek to recover improper gains from the sale or disposition of vested equity awards.
Hedging and Pledging
The company's securities trading compliance policy contains prohibitions against certain types of stock-related transactions. The policy prohibits any director, officer or employee from engaging in any strategy or using any product to hedge against potential changes in the value of Vonage securities, including short selling techniques, “sales against the box”, puts, calls and other derivative securities, prepaid variable forwards, equity swaps, collars, exchange funds and forward sale contracts.
In addition, except in limited circumstances, no director or officer or employee may, directly or indirectly, pledge a significant amount of Vonage securities. The restrictions include the intentional creation of any form of pledge, security interest, deposit, or lien, including the holding of shares in a margin account, that entitles a third-party to foreclose against, or otherwise sell, any shares, whether with or without notice, consent, or default.

Consideration of Say-on-Pay Voting Results

At our 2014 annual meeting, stockholders approved our Say on Pay vote with 54% support. We were disappointed with this level of support, and undertook an extensive shareholder outreach effort intended to ensure that management, the board, and our compensation committee understood the views of our stockholders regarding our compensation practices. From that outreach, we learned that much of the dissatisfaction was based on historical compensation practices. In addition, many of our stockholders indicated that they viewed the 2014 vote as a referendum on 2013 (and earlier) compensation practices. Taking into account this feedback, the company and its compensation committee undertook a full review of our compensation programs. Based on that review, we modified our compensation programs for 2014 and beyond to further align the interests of our NEOs with our stockholders. We have continued our stockholder outreach efforts since that time, during which management has conducted "off-season" discussions with stockholders, at which we identified issues important to our stockholders with respect to our executive compensation and equity programs. The feedback received from our stockholders also significantly influenced the terms of our arrangement with our new Chief Executive Officer. Since our last Say-on-Pay vote, and in light of the feedback provided by our stockholders, we made a number of improvements and changes to our executive compensation programs, detailed above.

We adopted, based on stockholder preferences expressed at our 2011 annual meeting, triennial voting. However, we and our board of directors and compensation committee are committed to an ongoing review of the results of our Say-on-Pay votes and shareholder outreach. To that end, we are recommending, at this annual meeting, that stockholders recommend annual Say-on-Pay votes. To the extent action is taken with respect to our compensation policies in response to those results, we will continue to report those actions in future proxy statements.

* * * * * * * *

Section 162(m) and Other Tax Considerations
Section 162(m) of the Code limits to $1 million the deductibility for federal income tax purposes of annual compensation paid by a publicly held company to its chief executive officer and other specified executives, unless certain conditions are met. While we may take actions to preserve deductibility of certain elements of compensation, we retain the flexibility to authorize compensation that may not be deductible if the compensation committee believes doing so is in the best interests of our company and stockholders. While the compensation for Messrs. Masarek, Pearson, and Redling exceeded the $1 million deduction limit in 2016, we determined that this result was appropriate, based on the considerations regarding their compensation discussed above.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	Option Awards (3)	Non-Equity Incentive Plan Compensation (4)	All Other Compensation (5)	Total
Alan Masarek Chief Executive Officer	2016	$857,692		$4,761,659		$1,122,505	$72,701	$6,814,557
	2015	$800,000		$3,370,000		$1,140,000	$99,967	$5,409,967
	2014	$163,076		$3,004,999	$7,694,142	$210,000	$16,328	$11,088,545

David T. Pearson Chief Financial Officer and Treasurer	2016	$520,499		$1,890,660		$544,963	$16,000	$2,972,122
	2015	$490,431		$1,421,267		$559,091	$31,330	$2,502,119
	2014	$486,691	$75,000	$1,283,306		$408,822	$29,647	$2,283,466

Antoine Jamous President, Nexmo	2016	$150,000		$10,571,633		$58,050	$10,676,474	$21,456,157

Joseph M. Redling Chief Operating Officer	2016	$588,192		$1,890,660		$615,837	$16,000	$3,110,689
	2015	$573,462		$1,421,267		$653,747	$25,330	$2,673,806
	2014	$550,000		$1,283,306	$4,876,962	$462,000	$23,647	$7,195,915

Pablo Calamera Former Chief Technology Officer (6)	2016	$450,000		$840,286		$353,362	$16,000	$1,659,648
	2015	$450,000		$409,932		$384,750	$6,000	$1,250,682
	2014	$112,499	$84,375	$1,262,500	$989,522	$—	$5,884	$2,454,780

Kurt M. Rogers Former Chief Legal Officer and Secretary (7)	2016	$454,956		$840,286		$357,255	$66,085	$1,718,582
	2015	$454,840		$1,093,281		$388,888	$60,574	$1,997,583
	2014	$451,386		$1,176,361		$284,374	$57,389	$1,969,510
 ________________

(1)	Amounts reported for 2014 represent discretionary cash bonuses earned during 2014, as applicable. The bonuses earned in 2014, as applicable, were paid in the first quarter of the subsequent year.

(2)
Stock awards consist of performance-based, time-based, and the acquisition related restricted stock units. The dollar amounts for the awards represent the grant-date fair value calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (“FASB ASC 718”) by multiplying the number of shares of restricted stock awarded by the closing price of our common stock on the date of grant and based upon, where applicable, the probable outcome of performance conditions. Refer to “Compensation Discussion and Analysis—Long-Term Incentives” for additional information. The grant-date fair value of the stock-based awards will likely vary from the actual amount the named executive officer receives. Actual gains, if any, on shares acquired upon vesting of units are dependent on other factors, including the unit holders' continued employment with us through the vesting period, the achievement of any applicable operating and financial performance conditions, the future performance of our common stock, and overall stock market conditions. There can be no assurance that the values reflected in this table will be achieved. Performance-based restricted stock unit values are based upon achievement of target performance levels. If maximum performance were achieved under 2016 performance-based restricted stock awards, the total value of 2016 stock awards for participating executives would be as follows: Mr. Masarek $4,895,173, Mr. Pearson $1,943,672, Mr. Redling $1,943,672, Mr. Calamera $863,845, and Mr. Rogers $863,845. The amount for Mr. Jamous represents stock awards in connection with the acquisition of Nexmo, including $9,514,469 to a trust Mr. Jamous owns and $1,057,163 to Mr. Jamous (the "Holdback Amount"). The Holdback Amount is contingent upon his continued employment by the Company and participation in the integration and execution of post-closing strategy. 70% of the Holdback Amount is payable on the first anniversary of the June 3, 2016 closing, and the remaining 30% of the Holdback Amount is payable on the second anniversary of closing. Payment is contingent on Mr. Jamous' continued employment on the relevant anniversaries.

(3)
The dollar amounts for the awards represent the grant-date fair value calculated in accordance with FASB ASC 718 for each named executive officer. The assumptions used to calculate the value of stock options are set forth under Note 9 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on February 28, 2017. The grant-date fair value of the stock option awards will likely vary from the actual value the named executive officer receives. Actual gains, if any, on shares acquired on option exercises are dependent on other factors, including the option holder's continued employment with us through the option exercise period, the future performance of our common stock, and overall stock market conditions. There can be no assurance that the values reflected in this table will be achieved.

(4)
The amounts in this column represent total performance-based bonuses earned for services rendered during 2014, 2015, and 2016. These bonuses were based on our operating and financial performance. The bonuses earned in 2014, 2015, and 2016, as applicable, were paid in the first quarter of the subsequent year. Please see the section titled “Annual Cash Bonuses” in the Compensation Discussion and Analysis for more information regarding our annual cash bonus for 2016.

(5)	The amounts in this column (grossed-up for any payments to reimburse for related taxes to the extent applicable) consist of the following:

Name	Year	401(k) Match	Insurance and Medical Premiums; Executive Physical Program	Housing/ Relocation Expense/ Reimbursement	Travel Expense/Reimbursement*	Compensation Related to Acquisition **	Total
Alan Masarek	2016	$6,000	$10,000	$38,386	$18,315		$72,701
	2015	$6,000	$25,330	$59,720	$8,917		$99,967
	2014		$3,941	$12,387			$16,328
David T. Pearson	2016	$6,000	$10,000				$16,000
	2015	$6,000	$25,330				$31,330
	2014	$6,000	$23,647				$29,647
Antoine Jamous	2016		$8,942			$10,667,532	$10,676,474
Joseph M. Redling	2016	$6,000	$10,000				$16,000
	2015		$25,330				$25,330
	2014		$23,647				$23,647
Pablo Calamera	2016	$6,000	$10,000				$16,000
	2015	$6,000					$6,000
	2014	$5,884					$5,884
Kurt M. Rogers	2016	$6,000	$10,000	$50,085			$66,085
	2015	$6,000		$54,574			$60,574
	2014	$6,000		$51,389			$57,389
*    Taxable income to Mr. Masarek relating to private travel was determined by using the Internal Revenue Service Standard Industry Fare Level tables, which is less than the amount listed in the table. To the extent practicable, other employees travel with Mr. Masarek; however, there is no additional incremental cost to us.
**    The amount represents cash holdback to Mr. Jamous related to the acquisition of Nexmo which includes $9,600,778 to a trust Mr. Jamous owns and $1,066,754 to Mr. Jamous, subject to certain conditions.

(6)	Mr. Calamera left the Company on January 31, 2017.

(7)	Mr. Rogers left the Company on November 30, 2016.

Grants of Plan-Based Awards—2016

Name	Grant Date	Date of Corporate Action	Estimated Potential Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (3)	Grant Date Fair Value of Stock and Option Awards (4)
			Threshold	Target	Maximum	Threshold	Target	Maximum
Alan Masarek	3/15/2016	2/17/2016							501,968	$2,314,072
	3/15/2016	2/17/2016				236,711	473,421	946,842		$2,447,587
	2/17/2016		$546,875	$1,093,750	$1,914,063
David T. Pearson	3/15/2016	2/17/2016							199,311	$918,824
	3/15/2016	2/17/2016				93,988	187,976	375,952		$971,836
	2/17/2016		$265,000	$530,000	$927,500
Antoine Jamous	5/5/2016		$56,250	$112,500	$196,875				2,283,290	$10,571,633
Joseph M Redling	3/15/2016	2/17/2016							199,311	$918,824
	3/15/2016	2/17/2016				93,988	187,976	375,952		$971,836
	2/17/2016		$295,500	$591,000	$1,034,250
Pablo Calamera	3/15/2016	2/17/2016							88,582	$408,363
	3/15/2016	2/17/2016				41,772	83,544	167,088		$431,922
	2/17/2016		$168,750	$337,500	$590,625
Kurt M. Rogers	3/15/2016	2/17/2016							88,582	$408,363
	3/15/2016	2/17/2016				41,772	83,544	167,088		$431,922
	2/17/2016		$170,625	$341,250	$597,188

(1)
As discussed in the Compensation Discussion and Analysis, the annual cash bonus awards are attributable to operating and financial performance measures. The amount shown in the “Target” column represents a payout at the target bonus percentage for each named executive officer's base salary. The amount shown in the “Threshold” column represents the amount payable if only the minimum level of company performance was attained for each metric applicable to the executive, which is 50% of the target amount shown above. If performance did not meet the minimum level of performance for any metric, then no bonus would have been paid. The amount shown in the “Maximum” column represents the amount payable if the maximum level of company performance was attained for all metrics applicable to the executive, which is 175% of the target amount shown.

Please see the section titled “Annual Cash Bonuses” in the Compensation Discussion and Analysis for additional information including the minimum threshold, target, and maximum level of performance for each performance measure, the calculation of the award payable based upon actual performance in 2016, the amount of the award and award as a percentage of the target award opportunity, and adjustments.
The annual cash bonus payments to our NEOs under our bonus plan for 2016 are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(2)
Amounts in this column represent performance-based restricted stock units granted under our 2015 Plan. The performance restricted stock units vest on a three-year cliff basis. The number of units actually earned will be determined after the end of the three-year performance period and can range from 0-200% of the target number of shares, based on the company's TSR performance during the three-year performance period. Please see the section titled “2015 Long-Term Incentives” in the Compensation Discussion and Analysis for additional information.

(3)
Amounts in this column represent restricted stock units granted under our 2015 Plan, except for Mr Jamous. The restricted stock units granted under the 2015 Plan vest in equal annual installments on the first through third anniversaries. Please see the section titled “Potential Post-Employment Payments—Employment and Related Agreements” for a discussion of the acceleration of vesting of our restricted stock units in certain circumstances, including upon a change in control. The amount for Mr. Jamous represents stock awards in connection with the acquisition of Nexmo, including $9,514,469 to a trust Mr. Jamous owns and $1,057,163 to Mr. Jamous (the "Holdback Amount"). The Holdback Amount is contingent upon his continued employment by the Company and participation in the integration and execution of post-closing strategy. 70% of the Holdback Amount is payable on the first anniversary of the June 3, 2016 closing, and the remaining 30% of the Holdback Amount is payable on the second anniversary of closing. Payment is contingent on Mr. Jamous' continued employment on the relevant anniversaries.

(4)
The value of a stock award or option award represents the grant-date fair value calculated in accordance with FASB ASC 718. Stock awards consist only of restricted stock units. Actual gains, if any, on shares acquired upon vesting of restricted stock units or option exercises are dependent on other factors, including the holder's continued employment with us through the vesting period or option exercise period, the outcome of any performance conditions, the future performance of our common stock, and overall market conditions. There can be no assurance that the values reflected in this table will be achieved.

Outstanding Equity Awards at Fiscal Year-End—2016

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (1)		Market Value of Shares or Units of Stock that Have Not Vested (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not vested
Alan Masarek	1,500,000	1,500,000	(3)	$3.51	11/7/2024
						166,667	(8)	$1,141,669
						501,968	(9)	$3,438,481
									500,000	(15)	$3,425,000
									473,421	(16)	$3,242,934
David T. Pearson	1,500,000	500,000	(4)	$2.87	5/3/2023
						44,248	(10)	$303,099
						95,234	(11)	$652,353
						199,311	(9)	$1,365,280
									114,860	(15)	$786,791
									187,976	(16)	$1,287,636
Antoine Jamous						2,283,290	(12)	$15,640,537
Joseph M. Redling	150,000			$4.39	6/9/2021
	10,000			$2.60	10/1/2021
	10,000			$2.45	1/1/2022
	10,000			$2.21	4/1/2022
	10,000			$2.01	7/1/2022
	10,000			$2.28	10/1/2022
	1,000,000	500,000	(5)	$3.29	1/2/2024
						44,248	(10)	$303,099
						95,234	(11)	$652,353
						199,311	(9)	$1,365,280
									114,860	(15)	$786,791
									187,976	(16)	$1,287,636
Pablo Calamera	212,500	212,500	(6)	$3.18	10/1/2024
						250,000	(13)	$1,712,500
						27,467	(11)	$188,149
						88,582	(9)	$606,787
									33,130	(15)	$226,941
									83,544	(16)	$572,276
Kurt M. Rogers	181,451			$4.65	4/1/2021
		60,128	(7)	$2.88	4/1/2023
						15,232	(14)	$104,339
						28,781	(10)	$197,150
						26,092	(11)	$178,730

(1)	Please see the section titled “Potential Post-Employment Payments—Employment and Related Agreements” for a discussion of the acceleration of our option and stock awards upon a change in control.

(2)	Based on the closing price of our common stock as of December 31, 2016 of $6.85, as reported on the New York Stock Exchange.

(3)	The options vest in equal annual installments on the first through fourth anniversaries of November 7, 2014.

(4)	The options vest in equal annual installments on the first through fourth anniversaries of May 3, 2013.

(5)	The options vest in equal annual installments on the first through fourth anniversaries of January 2, 2014.

(6)	The options vest in equal annual installments on the first through fourth anniversaries of October 1, 2014.

(7)	The options vest in equal annual installments on the first through fourth anniversaries of April 1, 2013.

(8)	The restricted stock units vest in equal annual installments on the first through third anniversaries of November 7, 2014.

(9)	The restricted stock units vest in equal annual installments on the first through third anniversaries of March 15, 2016.

(10)	The restricted stock units vest in equal annual installments on the first through third anniversaries of March 17, 2014.

(11)	The restricted stock units vest in equal annual installments on the first through third anniversaries of March 16, 2015.

(12)
The restricted stock units vest 70% on the first through the second anniversary and 30% on the second through the third anniversary of June 3, 2016. The amount represents 2,054,961 shares to Vista Trust which Antoine Jamous owns and 228,329 to Antonie Jamous related to the acquisition of Nexmo.

(13)	The restricted stock units vest in equal annual installments on the first through third anniversaries of September 1, 2015.

(14)	The restricted stock units vest in equal annual installments on the first through fourth anniversaries of April 1, 2013.

(15)	The restricted stock units vest upon the satisfaction of certain performance criteria based upon Company performance from January 1, 2015 through December 31, 2017.

(16)	The restricted stock units vest upon the satisfaction of certain performance criteria based upon Company performance from January 1, 2016 through December 31, 2018.

Option Exercises and Stock Vested—2016

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Alan Masarek			522,792	$3,241,310
David T. Pearson			91,864	$411,921
Joseph M. Redling			91,864	$411,921
Pablo Calamera			13,733	$63,034
Kurt M. Rogers	583,691	$2,278,799	120,115	$544,551
  ______________

(1)	Value realized upon exercise is based on the closing sales price of our common stock on the New York Stock Exchange on the applicable exercise date.

(2)	Value realized upon vesting is based on the closing sales price of our common stock on the New York Stock Exchange on the applicable vesting date.

Potential Post-Employment Payments
The following are descriptions of our employment arrangements with our named executive officers. The table following the description of our employment arrangements quantifies the potential payments and benefits to which the named executive officer would be entitled to under our arrangements with them for various scenarios involving a termination of employment or change-in-control. The amounts shown are estimated amounts that assume that the termination or change-in-control was effective as of December 31, 2016, and thus include amounts earned through such time. The actual amounts to be paid out can only be determined at the time of such executive's separation.
Employment and Related Agreements
Alan Masarek
We are party to an agreement with Mr. Masarek providing for his employment, as Chief Executive Officer, that was initially entered into in October 2014. As Chief Executive Officer, Mr. Masarek reports to our board of directors. All of our employees report to Mr. Masarek or one of his designees.
Under his employment agreement, Mr. Masarek is entitled to receive an annual base salary of $800,000 subject to further review for increase not less often than annually by our compensation committee. Mr. Masarek is eligible to receive an annual performance-based bonus in accordance with our annual bonus program for senior executives. As required by the employment agreement, a review of Mr. Masarek's target annual bonus was conducted in February 2016 and the target annual bonus set at 125% for 2016. In addition, Mr. Masarek's employment agreement provides for certain perquisites as described under “Perquisites” above.
In the event Mr. Masarek’s employment is terminated by us without cause or he resigns with good reason, he is entitled to severance benefits equal to (i) twelve months base salary plus his target bonus amount for the year in which his employment terminates, payable over the twelve month period following termination of employment, (ii) a pro rata share (based on the portion of the year elapsed) of his bonus for the year in which his employment terminates, payable when, as and if under our bonus program such bonus would otherwise be paid, but in no event later than March 15th of the year following the year to which such bonus relates, (iii) any prior year bonus amounts earned but unpaid as of the termination date, (iv) other accrued but unpaid compensation and benefits under our benefits plans and (v) monthly payment equal to the amount by which continuation premiums for Mr. Masarek and his dependents under COBRA exceed what he would have paid for such coverage as an active employee for up to the length of time that he is eligible for COBRA. These benefits are subject to Mr. Masarek’s timely execution of a general release of claims and forfeiture in the event of Mr. Masarek’s material breach of his contractual confidentiality, non-competition, non-solicitation and non-hire obligations to the Company. If Mr. Masarek’s employment is terminated by us without cause or he resigns with good reason (i) at any time, the “make-whole” restricted stock units granted upon Mr. Masarek’s appointment will fully vest; and (ii) other than on or prior to the first anniversary of a change of control, (A) a pro rata portion of the other options and restricted stock units granted upon Mr. Masarek’s appointment will become vested and immediately exercisable as of the date of such termination, with such amount to be determined based upon the portion of the award that would have vested on such award’s next applicable vesting date immediately following the date of termination, multiplied by a fraction where (x) the numerator is the number of full and fractional months that had elapsed between the applicable vesting date immediately prior to such termination and such termination date plus twelve (12), and (y) the denominator is twelve (12); and (B) pro rata portion of all performance restricted stock units outstanding as of the termination date will vest at the end of the applicable performance period based on actual performance, prorated based on service during the applicable performance period through the termination date.
If Mr. Masarek’s employment is terminated due to his death or disability, he (or his estate) is entitled to (i) a pro rata portion of his annual bonus for the year of termination, if and to the extent the Company achieves its performance metrics for such year, (ii) any prior year bonus amounts earned but unpaid as of the termination date, and (iii) other accrued but unpaid compensation and benefits under our benefit plans. In addition, if Mr. Masarek’s employment is terminated due to his death or disability (i) at any time, the “make-whole” restricted stock units granted upon Mr. Masarek’s appointment will fully vest; and (ii) other than on or prior to the first anniversary of a change of control, (A) one-half of the then-unvested options and restricted stock units granted upon Mr. Masarek’s appointment will vest, and (1) on death, the target amount of performance restricted stock units will vest, prorated based on service during the applicable performance period prior to death (but not prorated below 50%), and (2) on disability, a prorated portion of the performance restricted stock units will vest, based on actual performance at the end of the performance period, prorated based on service during the applicable performance period prior to termination of employment (but not prorated below 50%).
If Mr. Masarek’s employment is terminated for cause or he resigns without good reason, he will be entitled only to accrued but unpaid compensation and benefits under our benefit plans.
In the event of a change of control, if Mr. Masarek’s employment is terminated without cause or he resigns with good reason, or due to Mr. Masarek’s death or disability, on or prior to the first anniversary of the change of control, all of his options and restricted stock units will fully vest. Upon a change of control of the Company, a portion of the performance restricted stock units, determined based on performance during the applicable performance period through the change of control, will become eligible to vest (the “COC Portion”), subject only to Mr. Masarek’s continued employment with the Company at the end of the performance period, provided that the COC Portion will fully vest upon a termination due to death or disability at any time following a change of control or upon a termination without cause or resignation for good reason that occurs on or within one year following a change of control. These change of control vesting provisions also will apply to future equity and equity-based awards granted to Mr. Masarek.
If any payments, benefits or distributions to or for the benefit of Mr. Masarek would subject him to an excise tax under the “golden parachute” rules of Sections 280G and 4999 of the Code, such payments will be reduced to an amount (after reduction) $1.00 less than that which would not subject Mr. Masarek to the excise tax, except that payments will only be reduced if the after-tax value of amounts received by Mr. Masarek after application of the reduction would exceed the after-tax value of the amounts received without application of such reduction.
David T. Pearson
We and Mr. Pearson entered into an employment agreement at the commencement of his employment with us in May 2013. In the event Mr. Pearson's employment is terminated by the company without cause or he resigns with good reason he is entitled to severance benefits equal to twelve months base salary plus his target bonus amount for the year in which his employment terminates, payable over the twelve month period following termination of employment, and a pro rata share (based on the portion of the year elapsed) of his bonus for the year in which his employment terminates, payable when, as and if under the company's bonus program such bonus would otherwise be paid, but in no event later than March 15th of the year following the year to which such bonus relates. These benefits are subject to forfeiture in the event of Mr. Pearson's non-compliance with his contractual confidentiality, non-competition, non-solicitation and non-hire obligations to the company. If Mr. Pearson's employment is terminated due to his death or disability he or his estate is entitled to a pro rata portion of his annual bonus for the year of termination, if and to the extent the company achieves its performance metrics for such year.
In connection with entering into the employment agreement, Mr. Pearson received a non-qualified stock option grant entitling him to purchase two million shares (2,000,000) of the company's common stock. The stock options vest in four equal installments on the first through fourth anniversaries of the grant date, subject to Mr. Pearson's continued employment on such dates, except that all the options fully vest upon a change of control if Mr. Pearson's employment is terminated by the company without cause or he resigns with good reason, or due to his death or disability, on or prior to the first anniversary of the change of control. In addition, if Mr. Pearson's employment is terminated by the company without cause or he resigns with good reason (other than on or prior to the first anniversary of a change of control), a pro rata portion of the options that would vest on the next scheduled vesting date, if any, shall also vest, with such amount to be determined based on the period from the last vesting date through the end of the calendar quarter in which the termination of employment occurred. If any payments, benefits or distributions to or for the benefit of Mr. Pearson would subject him to an excise tax under the “golden parachute” rules of Sections 280G and 4999 of the Code, such payments will be reduced to the maximum amount (after reduction) that would not subject Mr. Pearson to the excise tax, except that payments will only be reduced if the after-tax value of amounts received by Mr. Pearson after application of the reduction would exceed the after-tax value of the amounts received without application of such reduction. Mr. Pearson is subject to non-solicitation and non-hire restrictions under the employment agreement and non-competition restrictions under our confidentiality and innovations agreement, each of which shall be in effect during the employment period and for twelve months thereafter.
Joseph Redling
We and Mr. Redling entered into an employment agreement at the commencement of his employment with us in December 2013. In the event Mr. Redling’s employment is terminated by us without cause or he resigns with good reason, he is entitled to severance benefits equal to (i) twelve (12) months base salary plus his target bonus amount for the year in which his employment terminates, payable over the twelve (12) month period following termination of employment, (ii) a pro rata share (based on the portion of the year elapsed) of his bonus for the year in which his employment terminates, payable when, as and if under our bonus program such bonus would otherwise be paid, but in no event later than March 15th of the year following the year to which such bonus relates, (iii) any prior year bonus amounts earned but unpaid as of the termination date, and (iv) other accrued but unpaid compensation and benefits under our benefits plans. These benefits are subject to forfeiture in the event of Mr. Redling’s non-compliance with his contractual confidentiality, non-competition, non-solicitation and non-hire obligations to the company. If Mr. Redling’s employment is terminated due to his death or disability, he (or his estate) is entitled to a pro rata portion of his annual bonus for the year of termination, if and to the extent the company achieves its performance metrics for such year, and any prior year bonus amounts earned but unpaid as of the termination date.
In connection with entering into his agreement, Mr. Redling received a non-qualified stock option grant entitling him to purchase two million (2,000,000) shares of the company’s common stock. The stock options vest in four equal installments on the first through fourth anniversaries of the grant date, subject to Mr. Redling’s continued employment on such dates, except that all the options shall fully vest upon Mr. Redling’s termination of employment if his employment is terminated by the company without cause or he resigns with good reason, or due to his death or disability, in each case, on or prior to the first anniversary of a change of control. In addition, if Mr. Redling’s employment is terminated by the company without cause or he resigns with good reason (other than on or prior to the first anniversary of a change of Control), a pro rata portion of the options that would vest on the next scheduled vesting date, if any, shall also vest, with such amount to be determined based on the period from the last vesting date through the end of the calendar quarter in which the termination of employment occurred. If Mr. Redling’s employment is terminated due to his death or disability (other than on or prior to the first anniversary of a change of control), one half of the then-unvested options shall vest. Mr. Redling entered into our Employee Covenants Agreement and Incentive Compensation Recoupment Policy.
If any payments, benefits or distributions to or for the benefit of Mr. Redling would subject him to an excise tax under the “golden parachute” rules of Sections 280G and 4999 of the Code, such payments will be reduced to an amount (after reduction) $1.00 less than that which would not subject Mr. Redling to the excise tax, except that payments will only be reduced if the after-tax value of amounts received by Mr. Redling after application of the reduction would exceed the after-tax value of the amounts received without application of such reduction.

Pablo Calamera
We and Mr. Calamera entered into a letter agreement at the commencement of his employment with us. The letter agreement provided that in the event Mr. Calamera's employment was terminated by us without cause or by him for good reason he was entitled to severance benefits equal to twelve months of base salary payable by us during our regular payroll cycle over the twelve-month period following termination of employment and a pro-rated portion of his target bonus payable by us during our regular payroll cycle over the twelve month period following termination of employment. Mr. Calamera entered into our form of confidentiality and innovations agreement. In connection with his separation from employment on January 31, 2017, Mr. Calamera received these severance benefits, as well as his 2016 bonus based on the Company’s achievement of the applicable performance metrics, when determined and paid in 2017.
Antoine Jamous
We and Mr. Jamous entered into a letter agreement at the commencement of his employment with us. The letter agreement provides that in the event Mr. Jamous's employment is terminated by us without cause or by him for good reason he is entitled to severance benefits equal to nine months of base salary payable by us during our regular payroll cycle over the nine-month period following termination of employment. Mr. Jamous entered into our form Employee Covenants Agreement and non-competition and non-solicitation agreements.
Kurt M. Rogers
We and Mr. Rogers entered into a letter agreement at the commencement of his employment with us (which was subsequently amended by Mr. Rogers and us in December 2010 and March 2012). The letter agreement, as amended, provided that in the event Mr. Rogers' employment is terminated by us without cause or by him for good reason he is entitled to severance benefits equal to twelve months of base salary payable by us during our regular payroll cycle over the twelve-month period following termination of employment and a pro-rated portion of his target bonus payable by us during our regular payroll cycle over the six month period following termination of employment. Mr. Rogers was also entitled to reimbursement of lodging accommodations when Mr. Rogers was working out of our headquarters. We also reimbursed Mr. Rogers for any taxes in respect of the lodging accommodations. Mr. Rogers entered into our form of confidentiality and innovations agreement. In connection with his separation from employment, Mr. Rogers received (i) his current base salary, or payments at the same rate, for an aggregate of twelve months commencing December 1, 2016; (ii) his annual bonus for 2016 based on his current target bonus opportunity without proration based on the Company’s achievement of the applicable performance metrics, when determined and paid in 2017; and (iii) continued vesting of a prorated amount of previously-granted equity awards through a transition period ending April 30, 2017. Mr. Rogers’ entitlement to these benefits was subject to his execution of a release in favor of the Company.
Acceleration of Vesting of Stock Options, Time-Based and Performance-Based Restricted Stock Units
Our option and time-based restricted stock unit agreements for grants to our NEOs (other certain sign-on grants) provide for acceleration of vesting of (i) 100% of unvested stock options and time-based restricted stock units covered by those agreements in the event of termination of employment without cause or for good reason following but prior to the first anniversary of a change in control and (ii) 50% of unvested stock options and time-based restricted stock units covered by those agreements in the event of death or disability.
Upon a change in control, a portion of any performance-based restricted stock unit award equal to the amount payable if the performance period were deemed to end on the date of the consummation of the change in control will vest as of the last day of the applicable performance period, (i) subject to continued employment on the last day of the performance period, (ii) in the event employment terminates due to death or disability, or (iii) due to termination by without cause or for good reason.
In the event of a termination of employment for death or disability, a portion of any performance-based restricted stock unit award equal to a fraction based upon the percentage of the performance period elapsed at the time of termination of employment, but in any case no less than half, will vest. For termination of employment due to death, such vesting will occur upon termination. For termination of employment due to disability, such vesting will occur upon the end of the applicable performance period.

Potential Payments Upon Termination of Employment or Change-in-Control
The following table quantifies potential payments to our named executive officers upon termination of employment or change-in-control assuming the triggering event took place on December 31, 2016, the last business day of our last completed fiscal year.

Name	Cash Severance Payment	Bonus	Acceleration of Stock Options (Unvested) (1)	Acceleration of Restricted Stock Units (Unvested) (2)	Reduction for Excise Tax	Total Termination Benefits
Alan Masarek (3)
Termination without cause or resignation for good reason	$875,000	$1,093,750	$2,505,000	$2,287,829		$6,761,579
Termination upon death or disability		$1,093,750	$2,505,000	$2,283,334		$5,882,084
Termination without cause or resignation for good reason following a change in control	$875,000	$1,093,750	$5,010,000	$4,566,669	$(3,586,699)	$7,958,720
David T. Pearson (3)
Termination without cause or resignation for good reason	$530,000	$530,000	$1,990,000	$1,084,364		$4,134,364
Termination upon death or disability		$530,000	$995,000	$2,197,579		$3,722,579
Termination without cause or resignation for good reason or death or disability following a change in control	$530,000	$530,000	$1,990,000	$4,395,159	$(3,894,881)	$3,550,278
Antoine Jamous
Termination without cause or resignation for good reason	$300,000	$112,500		$15,640,537		$16,053,037
Termination upon death or disability		$112,500		$15,640,537		$15,753,037
Termination without cause or resignation for good reason following a change in control	$300,000	$112,500		$15,640,537		$16,053,037
Joseph M. Redling (3)
Termination without cause or resignation for good reason	$591,000	$591,000	$1,780,000	$1,084,364		$4,046,364
Termination upon death or disability		$591,000	$890,000	$2,197,579		$3,678,579
Termination without cause or resignation for good reason following a change in control	$591,000	$591,000	$1,780,000	$4,395,159	$(3,323,733)	$4,033,426
Pablo Calamera
Termination without cause or resignation for good reason	$450,000	$353,362				$803,362
Termination upon death or disability						$—
Termination without cause or resignation for good reason following a change in control						$—
Kurt M. Rogers
Termination without cause or resignation for good reason	$455,000	$357,255	$223,676	$1,749,783		$2,785,714
Termination upon death or disability						$—
Termination without cause or resignation for good reason following a change in control						$—

(1)
The payments relating to stock options represent the value of unvested stock options as of December 31, 2016 that would be accelerated upon the various termination of employment events, calculated by multiplying the number of shares underlying unvested options by the excess of the closing price of our common stock on December 31, 2016 $6.85 over the exercise price.

(2)
The payments relating to restricted stock units represent the value of unvested and accelerated restricted stock units as of December 31, 2016 calculated by multiplying the number of unvested shares that would be accelerated by the various termination events by the closing price of our common stock on December 31, 2016 $6.85.

(3)
The payments relating to termination without cause of resignation for good reason following a change in control reflect reductions caused by applicable excise taxes under the “golden parachute” rules of Sections 280G and 4999 of the Code.

DIRECTOR COMPENSATION
We use a combination of cash and equity-based compensation to attract and retain qualified candidates to serve on our board of directors. In setting director compensation, we consider the significant amount of time that our directors expend in fulfilling their duties as well as the skill-level required by us of members of our board.
Cash Compensation Paid to Board Members
Directors' annual retainer fees for 2016 were as follows:

• Chairman of the Board annual retainer (in lieu of board and committee meeting fees)*	$125,000
• Base annual retainer for all other non-executive directors*	$80,000
• Additional annual retainers*:
• Lead director and audit committee chair	$25,000
• Other audit committee members	$5,000
• Compensation committee chair	$15,000
• Nominating and Governance committee chair	$10,000
• Other compensation committee and nominating committee members	$—
*       Pro-rated for actual service during the twelve-month period covered by the retainer.
We reimburse all directors for reasonable and necessary expenses they incur in performing their duties as directors of our company. In addition, our board of directors has authority to make payments to directors performing services determined by our board of directors, upon recommendation of the nominating and governance committee, to be extraordinary services which significantly exceed customary and routine services performed by a director, in an amount determined by our board of directors to be appropriate compensation for the services performed. We also provide health, vision and dental benefits to our Chairman of the Board.
Equity-Based Grants to Board Members and Stock Ownership Guidelines for Directors
For 2016, on the first day of each quarter, non-employee directors of our company were awarded $28,750 of restricted stock (1.5x such share amount of restricted stock for Mr. Citron). The stock price used to calculate the number of shares of stock to be granted, all of which are fully vested, is the closing price of our common stock on the New York Stock Exchange on the date of grant, or if such date is not a trading day, the closing selling price on the trading day immediately preceding the date of grant. In order to be eligible for grants, a non-employee director must have served on our board for the entire previous quarter.
Our board of directors has adopted stock ownership guidelines requiring our non-employee directors to maintain a minimum equity stake in the company. Our board of directors believes that these requirements help to ensure an alignment of director interests with those of stockholder interests and promote a focus on long-term growth. Non-employee directors must maintain a stock ownership level equal to three times our annual board retainer. Shares included in the calculation to assess compliance with the guidelines include shares owned outright and the value of unvested RSUs. Each non-employee director must retain 50% of net stock options exercised or stock delivered from vested restricted stock units until the guidelines are met. All non-employee directors have met the guidelines other than Messrs. Akhavan and Steele, who joined the board of directors in 2016. Directors may be exempted from the guidelines and/or the retention ratio due to financial hardship as determined by the compensation committee in its discretion.

2016 Director Compensation
The following table summarizes the compensation paid by us to non-employee directors for the year ended December 31, 2016.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	All Other Compensation		Total
Jeffrey A. Citron	$125,000	$172,477	$25,836	(2)	$323,313
Naveen Chopra	$85,000	$114,987			$199,987
Stephen Fisher	$80,000	$114,987			$194,987
Carolyn Katz	$100,000	$114,987			$214,987
John J. Roberts	$130,000	$114,987			$244,987
Carl Sparks	$90,000	$114,987			$204,987
Gary Steele	$80,000	$28,747			$108,747
 ____________

(1)
Stock awards consist only of restricted stock all of which are fully vested at the time of grant. The amounts shown are the grant date fair value, calculated in accordance with FASB ASC 718 by multiplying the number of shares of restricted stock awarded by the closing price of our common stock on the date of grant.

(2)	This amount represents health, vision and dental benefits.
As of December 31, 2016, directors held options for the following aggregate number of shares:

Name	Number of Shares Underlying Outstanding Stock Options
Jeffrey A. Citron (1)	236,250
Naveen Chopra	150,000
Stephen Fisher	150,000
Carolyn Katz	150,000
John J. Roberts	185,000
Carl Sparks	210,000

(1)	Represents options granted under our director compensation programs only. See Stock Ownership Information below for more information regarding the equity ownership of our officers and directors.
STOCK OWNERSHIP INFORMATION
The following table sets forth information regarding the beneficial ownership of our common stock as of April 13, 2017 by:

•	each person or group who is known by us to own beneficially more than 5% of our common stock;

•	each of our directors and director nominees;

•	each of our named executive officers, as defined under SEC rules; and

•	all of our current directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of April 13, 2017 are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. Except as indicated below, the address for each stockholder, director or named executive officer is 23 Main Street, Holmdel, New Jersey 07733.
This table assumes XXX,XXX,XXX shares of common stock outstanding as of April 13, 2017.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Beneficial Owners of More than 5%
Jeffrey A. Citron (1)	21,717,413	10.20%
The Vanguard Group, Inc. (2)	17,998,452	8.53%
BlackRock, Inc. (3)	15,411,675	7.30%
Wellington Management Group LLP (4)	14,974,187	7.10%
Directors, Director Nominees, and Named Executive Officers
Jeffrey A. Citron (1)	21,717,413	10.20%
Alan Masarek (5)	2,042,435	*
David T. Pearson (6)	2,281,575	1.08%
Joseph M. Redling (7)	2,041,101	*
Pablo Calamera (8)	—	*
Antoine Jamous (9)	2,981,956	1.41%
Kurt M. Rogers (10)	60,128	*
Carolyn Katz (11)	191,798	*
Stephen Fisher (12)	254,572	*
Naveen Chopra (13)	156,362	*
Hamid Akhavan (14)	4,549	*
John J. Roberts (15)	274,227	*
Carl Sparks (16)	360,697	*
Gary Steele (17)	13,095	*

All directors and executive officers as a group (18 persons) (18)	32,302,350	15.31%

*	Less than one percent.

(1)
Includes (i) 3,146,880 shares owned by Kyra Elyse Citron 1999 Descendants Annuity Trust; (ii) 3,151,278 shares owned by Noah Aidan Citron 1999 Descendants Annuity Trust; (iii) 134,220 shares of common stock owned by KEC Holdings; and (iv) 1,986,250 shares of common stock issuable upon exercise of stock options.

(2)
Based on an amendment to Schedule 13G filed February 13, 2017 by The Vanguard Group, Inc. disclosing sole voting power over 244,502 shares of common stock, sole power to dispose of or direct the disposition of 17,752,812 shares of common stock and shared power to dispose of or direct the disposition of 245,640 shares of common stock. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

(3)
Based on an amendment to Schedule 13G filed on January 27, 2017 by Blackrock, Inc. disclosing sole voting power over 14,935,989 shares of common stock and sole power to dispose of or direct the disposition of 15,411,675 shares of common stock. The address of BlackRock, Inc. is 55 East 52nd Street New York, NY 10022.

(4)
Based on an amendment to Schedule 13G filed on February 9, 2017 by (a) Wellington Management Group LLP disclosing shared voting power over 7,951,885 shares of common stock and shared power to dispose of or direct the disposition of 14,974,187 shares of common stock. The address of Wellington Management Group LLP is 280 Congress Street, Boston, MA 02210, (b) Wellington Group Holdings LLP disclosing shared voting power over 7,951,885 shares of common stock and shared power to dispose of or direct the disposition of 14,974,187 shares of common stock. The address of Wellington Group Holdings LLP is 280 Congress Street, Boston, MA 02210, (c) Wellington Investment Advisors Holdings LLP disclosing shared voting power over 7,951,885 shares of common stock and shared power to dispose of or direct the disposition of 14,974,187 shares of common stock. The address of Wellington Investment Advisors Holdings LLP is 280 Congress Street, Boston, MA 02210, and (d) Wellington

Management Company LLP disclosing shared voting power over 7,417,433 shares of common stock and shared power to dispose of or direct the disposition of 13,832,635 shares of common stock. The address of Wellington Management Company LLP is 280 Congress Street, Boston, MA 02210.

(5)	Includes 1,500,000 shares of common stock issuable upon exercise of stock options or RSUs which become exercisable or vest within 60 days of the Record Date.

(6)	Includes 2,000,000 shares of common stock issuable upon exercise of stock options or RSUs which become exercisable or vest within 60 days of the Record Date.

(7)	Includes 1,700,000 shares of common stock issuable upon exercise of stock options or RSUs which become exercisable or vest within 60 days of the Record Date.

(8)	Includes 0 shares of common stock issuable upon exercise of stock options or RSUs which become exercisable or vest within 60 days of the Record Date.

(9)	Includes 0 shares of common stock issuable upon exercise of stock options or RSUs which become exercisable or vest within 60 days of the Record Date.

(10)	Includes 0 shares of common stock issuable upon exercise of stock options or RSUs which become exercisable or vest within 60 days of the Record Date.

(11)	Includes 121,875 shares of common stock issuable upon exercise of stock options or RSUs which become exercisable or vest within 60 days of the Record Date.

(12)	Includes 150,000 shares of common stock issuable upon exercise of stock options or RSUs which become exercisable or vest within 60 days of the Record Date.

(13)	Includes 103,125 shares of common stock issuable upon exercise of stock options or RSUs which become exercisable or vest within 60 days of the Record Date.

(14)	Includes 0 shares of common stock issuable upon exercise of stock options or RSUs which become exercisable or vest within 60 days of the Record Date.

(15)	Includes 181,250 shares of common stock issuable upon exercise of stock options or RSUs which become exercisable or vest within 60 days of the Record Date.

(16)	Includes 210,000 shares of common stock issuable upon exercise of stock options or RSUs which become exercisable or vest within 60 days of the Record Date.

(17)	Includes 0 shares of common stock issuable upon exercise of stock options or RSUs which become exercisable or vest within 60 days of the Record Date.

(18)	Includes 8,076,876 shares of common stock issuable upon exercise of stock options or RSUs which become exercisable or vest within 60 days of the Record Date.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2016.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights	Weighted-average Exercise Price of Outstanding Options and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	45,985,959	$3.78	15,590,571	(1)
Equity compensation plans not approved by security holders (2)	—	—	—
Total	45,985,959	$3.78	15,590,571	(1)
 ________________

(1)
Includes awards outstanding under the Company's 2015 Long-Term Incentive Plan (the "2015 Plan") and prior stockholder approved plans. Any shares underlying options that are canceled or expire without exercise will become available for issuance under the 2015 Plan. Awards under the 2015 Plan may include restricted stock, unrestricted stock, restricted stock units, stock appreciation rights, performance shares or other equity-based awards, as our board of directors or compensation committee may determine.

(2)	We have no equity compensation plans not approved by our stockholders.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. We believe that, during fiscal year 2016, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements.
In making these statements, we have relied upon examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to us and the written representations of our directors, executive officers and 10% stockholders.

EXECUTIVE OFFICERS OF VONAGE
Set forth below is certain information concerning our executive officers.
Alan Masarek, Chief Executive Officer. Mr. Masarek, age 56, has been our Chief Executive Officer and a director since November 2014. Mr. Masarek joined Vonage from Google, Inc., where he was Director, Chrome & Apps. Prior to joining Google in 2012, Mr. Masarek was the Co-Founder of Quickoffice, Inc. and served as Chief Executive Officer from July 2007 until June 2012, when Quickoffice was acquired by Google. Mr. Masarek also served as Co-Founder, Chairman and Chief Executive Officer of AdOutlet, Inc. from April 1999 to September 2001. Previously, he held senior leadership roles, including President, at Advanced Health Corp. from September 1995 to March 1999. Mr. Masarek is a graduate of the University of Georgia and Harvard Business School.
David T. Pearson, Chief Financial Officer and Treasurer. Mr. Pearson, age 51, joined Vonage as Chief Financial Officer and Treasurer effective May 1, 2013, and is responsible for all finance and treasury functions. Mr. Pearson joined the company from Deutsche Bank Securities, where he spent over nine years as a Managing Director and was Global Media & Telecom Group Head. Prior to joining Deutsche Bank, he worked at Goldman, Sachs & Co. for nine years, leaving as a Managing Director in the firm's Technology, Media & Telecommunications practice. While at Goldman, he focused on advising major telecommunications and wireless providers and also advised on cable, broadcasting and technology transactions. Mr. Pearson started his career as a consultant at Coopers & Lybrand, where he worked on strategy, business process re-engineering and emerging market privatization projects, all within the global telecommunications industry.
Joseph M. Redling, Chief Operating Officer. Mr. Redling, age 58, has been our Chief Operating Officer since January 2015. He joined Vonage in December 2013 as President of Consumer Services - U.S. and Canada, at which time Mr. Redling resigned from our board of directors. Prior to Vonage Mr. Redling was President and Chief Executive Officer of NutriSystem, Inc., a weight loss company, from May 2008 to November 2012, and served as Chairman of that company's board of directors until April 2012. Prior to joining NutriSystem, Mr. Redling held a number of executive positions at AOL from 1999 to 2007, including Chief Marketing Officer; President of AOL Access; President of AOL Paid Services and Customer Management; and Chief Executive Officer of AOL International. Mr. Redling also has held operating and marketing executive positions at other major corporations, including Time Warner.
Kenneth Wyatt, Chief Revenue Officer. Mr. Wyatt, age 48, joined us in February 2017 as Chief Revenue Officer. Mr. Wyatt has nearly 20 years of experience in the communications technology space, with expertise in hosted cloud, cloud computing, colocation, data, voice, and managed and IT services. Most recently, Mr. Wyatt was with CenturyLink, where he held various senior executive roles including President of Business Solutions. In this role, he led a $6.5 billion business unit with a team of more than 4,500 professionals who delivered services across the SMB, mid-market and enterprise segments. His responsibilities included sales, revenue operations, and creating an exceptional end-to-end customer experience.  Prior to joining CenturyLink in 2009, he served in leadership roles at both Embarq and Sprint, including Vice President, Sales and Customer Care and Vice President, Marketing and Product Development.
Omar Javaid, Chief Product Officer. Mr. Javaid, age 45, joined us in August 2015 as Chief Product Officer. Mr. Javaid has more than 20 years of experience creating award-winning products in the technology industry with a focus on telecommunications, media and web product development. He joined Vonage from Rovi Corporation, a cloud-based entertainment discovery company, where he was Senior Vice President and General Manager of Discovery and Cloud Platforms since June 2014.  Prior to Rovi, Mr. Javaid held positions as Vice President and General Manager of Commercial Mobility, and Vice President of Product Management and Marketing for Hewlett-Packard. He has also held executive positions at Motorola Mobility and Qualcomm, Inc.  An entrepreneur, Mr. Javaid founded and led two successful technology startups.
Susan Quackenbush, Chief Human Resources Officer. Ms. Quackenbush, age 52, joined us in November 2015 as Chief Human Resources Officer. Ms. Quackenbush has 26 years of experience, spending 18 years in human resources and eight years in corporate finance. She joined Vonage from Presidio, Inc., where she served as Chief Human Resources Officer. Prior to that, Ms. Quackenbush was Vice President of Human Resources at DMG Information & Events. Earlier, she was Head of Human Resources, Global Banking & Financial Markets, for BT (British Telecommunications). Ms. Quackenbush has also held executive roles at Thomson Reuters, R.H. Donnelley, Honeywell and Ford Motor Company.
Graham McGonigal, Chief Network Officer. Mr. McGonigal, age 59, joined us as Senior Vice President of Network Operations in February 2012 and has been our Chief Network Operations Officer since December 2015. Mr. McGonigal has more than 30 years of technical experience and has held senior leadership roles within AT&T, Cingular Wireless and Bellsouth. From September 2007 to January 2012, Mr. McGonigal was the Chief Operations Officer at nsoro MasTec LLC, a professional services company serving the telecommunications industry. At AT&T Mobility, Mr. McGonigal led the national data and service delivery networks and created highly competitive wireless data networks. He has successfully launched many data products and services. He possesses a broad engineering, operations and quality background.
Antoine Jamous, President, Nexmo, the Vonage API Platform. Mr. Jamous, age 36, is President of Nexmo, a Vonage Company. Antoine joined Vonage as part of Vonage’s acquisition of Nexmo, Inc. in June 2016. The co-founder and former CEO of Nexmo, Mr. Jamous has more than 14 years of experience in building high growth technology businesses with a focus on cloud communications and mobile. Prior to founding Nexmo, he held commercial positions in sales and business development at mBlox, a global messaging provider, where he focused on messaging and mobile payments.
Clark Peterson, President, Enterprise. Mr. Peterson, age 55, has been our President, Enterprise since January 2016. Mr. Peterson joined us in December 2014 in connection with our acquisition of Telesphere Networks Ltd. Before joining Telesphere in late 2006, Mr. Peterson was President of Major Markets at Clearwire. During his tenure, Clearwire launched into 28 markets, grew to over 800 employees, acquired 88,000 customers, and conducted its initial public offering. Prior to Clearwire, Mr. Peterson served as President of XO Communications’ largest region.  Mr. Peterson has also held senior management positions in the wireless industry, including Director of Sales and Marketing at AT&T Wireless Services, Director at McCaw Revenue Development, and Product Director for McCaw Cellular Communications/Cellular One.
Randy Rutherford, Interim Chief Legal Officer. Mr. Rutherford, age 43, has been our Interim Chief Legal Officer since December 2016. Mr. Rutherford joined us in November 2011 as Vice President, Law, and served as Vice President, Law and Deputy General Counsel beginning in October 2015. Previously, Mr. Rutherford was a partner at Day Pitney LLP from January 2009 through November 2011 and has over 18 years of experience advising senior management and boards of directors on corporate governance, securities law, executive compensation, capital markets, and mergers & acquisitions matters.

APPENDIX A
TAX BENEFITS PRESERVATION PLAN
TAX BENEFITS PRESERVATION PLAN, dated as of June 7, 2012 (the “Agreement”), between Vonage Holdings Corp., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”).
WITNESSETH:
WHEREAS, the Company has generated certain Tax Benefits (as defined in Section 1 hereof); and
WHEREAS, the Board of Directors of the Company (a) has determined that the Tax Benefits constitute valuable assets which are likely to inure to the benefit of the Company and its stockholders, (b) believes it is in the best interests of the Company and its stockholders to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”) and the Treasury Regulations (as defined in Section 1 hereof) promulgated thereunder, and thereby preserve the ability to fully utilize such Tax Benefits, and (c) desires, in furtherance of such objective, that the Company enter into this Agreement; and
WHEREAS, on June 7, 2012 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of common stock, par value $0.001 per share, of the Company (the “Common Stock”) outstanding at the close of business on June 18, 2012 (the “Record Date”), and has authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Common Stock issued between the Record Date (whether originally issued or delivered from the Company's treasury) and the earlier of the close of business on the Distribution Date (as defined in Section 3 hereof) and the Expiration Date (as defined in Section 7(a) hereof) (provided that Rights may be issued with respect to shares of Common Stock that become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22 hereof), each Right initially representing the right to purchase one one-thousandth of a share (a “Unit”) of Series A Participating Preferred Stock (the “Preferred Stock”) of the Company having the rights, powers and preferences set forth in the form of Certificate of Designations, Powers, Preferences and Rights attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1.Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:
(a)“Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of four and nine/tenths percent (4.9%) or more of the shares of Common Stock then outstanding, but shall not include an Exempt Person (as such term is hereinafter defined); provided, however, that:
(i)    if the Board of Directors determines in good faith that a Person became the Beneficial Owner of a number of shares of Common Stock (including, without limitation, by way of inheritance or bequest) such that the Person would otherwise qualify as an “Acquiring Person” inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement), then such Person shall not be deemed to be or to have become an “Acquiring Person” for any purposes of this Agreement unless and until such Person shall have failed to divest itself, as soon as practicable (as determined, in good faith, by the Board of Directors), of Beneficial Ownership of a sufficient number of shares of Common Stock so that such Person would no longer otherwise qualify as an “Acquiring Person” (provided that such divestiture may be subject to terms and conditions satisfactory to the Board of Directors, including, without limitation, the disgorgement of any profit attributable to the Beneficial Ownership of the Common Stock being divested);
(ii)     an Existing Holder (as such term is hereinafter defined) shall not be deemed to be or to become an “Acquiring Person” unless and until such time as such Existing Holder shall become the Beneficial Owner of any additional shares of Common Stock (other than (A) pursuant to any grant or award of any securities to such holder approved by, or at the direction of, the Board of Directors or Compensation Committee of the Board of Directors, including through the exercise of options, rights, warrants or similar interests, the conversion of any convertible securities or the vesting of any restrictions in respect of any securities, (B) pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock, or (C) as the result of contractual obligations that are or purport to be legally binding and entered into by such holder prior to, and not materially amended or modified after, the date of this Agreement); provided, however, that if, following the later of the date hereof or the date of the first public announcement of the adoption of this Agreement, any Existing Holder Beneficially Owns less than four and nine/tenths percent (4.9%) of the Common Stock then outstanding, such Existing Holder shall thereafter become an Acquiring Person if such Existing Holder acquires Beneficial Ownership of additional shares of Common Stock such that after such acquisition it would be the Beneficial Owner of four and nine/tenths percent (4.9%) or more of the Common Stock then outstanding (other than by the beneficial ownership of shares resulting from actions referenced in sub-clauses (A), (B) or (C) of this clause (ii)); and
(iii)     no Person shall become an “Acquiring Person” as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares of Common Stock beneficially owned by such Person so that such Person would otherwise become an “Acquiring Person;” provided, however, that if any such Person shall thereafter become the Beneficial Owner of any additional shares of Common Stock (other than beneficial ownership of shares resulting from actions referenced in sub-clauses (A), (B) or (C) of the preceding clause (ii)), then such Person shall be deemed to be an “Acquiring Person” unless upon becoming the Beneficial Owner of such additional shares of Common Stock such Person does not beneficially own four and nine/tenths percent (4.9%) or more of the shares of Common Stock then outstanding.
(b)“Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.
(c)“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement (the “Exchange Act”).
(d)A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” any securities (and correlative terms shall have the correlative meanings):
(i)which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights, or (D) securities issued or issuable pursuant to any employee benefit plan of the Company or any Subsidiary of the Company or any employment agreement, arrangement or other understanding between the Company or any Subsidiary of the Company and any Person or any of such Person's Affiliates or Associates; or
(ii)which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subparagraph (ii) as a result of (A) an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (2) is not also then reportable by such Person on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (B) securities issued or issuable pursuant to any employee benefit plan of the Company or any Subsidiary of the Company or any employment agreement, arrangement or other understanding between the Company or any Subsidiary of the Company and any Person or any of such Person's Affiliates or Associates; or
(iii)which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in the proviso to subparagraph (ii) of this paragraph (c)) or disposing of any voting securities of the Company; provided, however, that nothing in this paragraph (c) shall cause (A) a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty (40) days or (B) officers and directors of the Company, solely by reason of their status as such, shall not constitute a group notwithstanding that they may be Associates of one another or may be deemed to constitute a group for purposes of Section 13(d) the Exchange Act or to be deemed to own securities owned by another officer or director of the Company.
Notwithstanding anything herein to the contrary, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” (and correlative terms shall have correlative meanings) securities which (A) such Person is considered to own under general federal income tax principles; (B) such Person would be deemed to constructively own (including pursuant to the “option” rules in Treasury Regulation Section 1.382-4) under Section 382 of the Code and the Treasury Regulations thereunder (without regard to any provision that disregards ownership that is reattributed); (C) such Person would be deemed to own together with any other Persons, as a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or (D) otherwise would be aggregated with securities owned by such Person (other than solely by reason of such securities being part of the same “public group” as defined in Treasury Regulation Section 1.382-2T(f)(13)) pursuant to Section 382 of the Code and the Treasury Regulations thereunder.
(e)“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
(f)“close of business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.
(g)“Code” shall have the meaning set forth in the preamble to this Agreement.
(h)“Common Stock” shall collectively mean the Common Stock of the Company as defined in the third recital hereof and any other common stock of the Company into or for which it is changed, converted or exchanged.
(i)“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.
(j)“Current Market Price” shall have the meaning set forth in Section 11(d)(i) hereof.
(k)“Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.
(l)“Distribution Date” shall have the meaning set forth in Section 3(a) hereof.
(m)“Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.
(n)“Excess Exchange Shares” shall have the meaning set forth in Section 27 hereof.
(o)“Excess Flip-In Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.
(p)“Excess Preferred Shares” shall have the meaning set forth in Section 27(c) hereof.
(q)“Excess Shares” shall have the meaning set forth in Section 7(a) hereof.
(r)“Exchange Ratio” shall have the meaning set forth in Section 27 hereof.
(s)“Exempt Person” shall mean: (i) the Company; (ii) any Subsidiary of the Company; (iii) any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, or any trust or other entity organized, appointed, established or holding Common Stock for or pursuant to the terms of any such plan; (iv) any Person who is an “investment advisor” to mutual funds or a trustee of trusts qualified under Section 401(a) of the Code sponsored by unrelated corporations if, immediately after any increase in Beneficial Ownership of Common Stock by such Person, (A) no single mutual fund or qualified trust advised by such investment advisor or such trustee, respectively, actually owns or beneficially owns pursuant to the last paragraph of the definition of “Beneficial Owner” 4.9% or more of the shares of Common Stock then outstanding and (B) such investment advisor or trustee Beneficially Owns (other than with respect to such mutual funds or such trusts, as applicable) less than 4.9% of the shares of Common Stock then outstanding; or (v) any Person who, together with all Affiliates and Associates of such Person, is a Beneficial Owner of 4.9% or more of the shares of Common Stock outstanding and whose beneficial ownership would not, as determined by the Board of Directors in its sole discretion, be inconsistent with the purpose of this Agreement; provided, however, that if a Person is an Exempt Person solely by reason of clause (v) hereof, then such Person shall cease to be an Exempt Person if (A) such Person ceases to Beneficially Own 4.9% or more of the shares of the then outstanding Common Stock or (B) the Board of Directors of the Company, in its sole discretion, makes a contrary determination with respect to the effect of such Person's Beneficial Ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its Tax Benefits.
A purchaser, assignee or transferee of the shares of Common Stock (or warrants or options exercisable for Common Stock) from an Exempt Person shall not thereby become an Exempt Person.

(t)“Existing Holder” shall mean any Person who, together with its Affiliates and Associates, immediately prior to the later of the date hereof or the date of the first public announcement of the adoption of this Agreement, is the Beneficial Owner of four and nine/tenths percent (4.9%) or more of the Common Stock then outstanding.
(u)“Expiration Date” shall have the meaning set forth in Section 7(a) hereof.
(v)“Person” shall mean any individual, firm, corporation, limited liability company, partnership or other entity.
(w)“Preferred Stock” shall mean shares of Series A Participating Preferred Stock, par value $0.001 per share, of the Company, and, to the extent that there are not a sufficient number of shares of Series A Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of Preferred Stock, par value $0.001 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Participating Preferred Stock.
(x)“Purchase Price” shall have the meaning set forth in Section 4(a) hereof.
(y)“Record Date” shall have the meaning set forth in the preamble of this Agreement.
(z)“Redemption Price” shall have the meaning set forth in Section 23(a) hereof.
(aa)“Right” shall have the meaning set forth in the preamble of this Agreement.
(ab)“Rights Agent” shall have the meaning set forth in the preamble of this Agreement.
(ac)“Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.
(ad)“Rights Dividend Declaration Date” shall have the meaning set forth in the preamble of this Agreement.
(ae)“Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.
(af)“Stock” shall mean the Preferred Stock and Common Stock.
(ag)“Stock Acquisition Date” shall mean the first date on which there shall be a public announcement by the Company or an Acquiring Person that an Acquiring Person has become such (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person as confirmed by action of the Board of Directors taken by the affirmative vote of a majority of the Board of Directors.
(ah)“Subsidiary” shall mean, with reference to any Person, any Person of which a majority of the voting power of voting equity securities or equity interests is Beneficially Owned, directly or indirectly, by such Person or otherwise controlled by such Person.
(ai)“Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.
(aj)“Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.
(ak)“Tax Benefits” shall mean any and all net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries, in each case, for U.S. federal income tax purposes.
(al)“Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.
(am)“Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code, as such regulations are amended from time to time.
(an)“Triggering Event” shall mean the occurrence of any Person becoming an Acquiring Person.
(ao)“Trust” shall have the meaning set forth in Section 27 hereof.
(ap)“Trust Agreement” shall have the meaning set forth in Section 27 hereof.
Section 2.Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable.
Section 3.Issue of Rights Certificates.
(a)Until the earlier of (i) the close of business on the tenth Business Day after the Stock Acquisition Date (or, if such tenth Business Day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth Business Day (or such later date as the Board of Directors of the Company shall determine prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person (other than any Exempt Person) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock (or in the case of uncertificated shares of Common Stock, by the book-entry account that evidences record ownership for such shares) registered in the names of the holders of the Common Stock and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date (other than the holder of any Rights that have become null and void pursuant to Section 7(e) hereof), at the address of such holder shown on the records of the Company, one or more rights certificates, substantially in the form of Exhibit B hereto (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.
(b)As promptly as practicable following the Record Date, the Company or the Rights Agent shall send a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates representing shares of Common Stock outstanding as of the Record Date (or shares registered in book-entry form), or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by the certificates representing such Common Stock (or by an appropriate notification in book-entry form) and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earliest of the Distribution Date, the Expiration Date (as such term is defined in Section 7 hereof) or the redemption of the Rights pursuant to Section 23 hereof, the transfer of any certificates representing shares of Common Stock (or the transfer of shares registered in book-entry form) in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.
(c)Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company's treasury) after the Record Date but prior to the earliest of the Distribution Date, the Expiration Date or the redemption of the Rights pursuant to Section 23 hereof. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear the following legend:
“This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Tax Benefits Preservation Plan between Vonage Holdings Corp. (the “Company”) and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), dated as of June 7, 2012, as it may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.”
With respect to any book-entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of book-entry shares, until the earlier of (i) the Distribution Date, (ii) the Expiration Date or (iii) the redemption of Rights pursuant to Section 23 hereof, the Rights associated with the Common Stock represented by such certificates or registered in book-entry form shall be evidenced by such certificates alone or such registration in book-entry form, and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates or book-entry shares shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. In the event that the Company purchases or otherwise acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding. Notwithstanding this paragraph (c), neither the omission of a legend, nor the failure to provide notice thereof (whether under this Section 3(c) or Section 4(b)), shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.
Section 4.Form of Rights Certificates.
(a)The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of one one-thousandth of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.
(b)Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights Beneficially Owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend: “The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.”
Section 5.Countersignature and Registration.
(a)The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman, its Chief Executive Officer, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.
(b)Following the Distribution Date, the Rights Agent shall keep, or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.
Section 6.Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.
(a)Subject to the provisions of Section 4(b), Section 7(e), Section 14 and Section 27 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date or the redemption of the rights pursuant to Section 23 hereof, any Rights Certificate or Rights Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of one one-thousandth of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon, the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 27 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.
(b)Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.
Section 7.Exercise of Rights; Purchase Price; Expiration Date of Rights.
(a)Subject to Section 3(a), Section 7(e) and Section 27 hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c) and Section 11(a)(iii) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandth of a share of Preferred Stock as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the time at which the Rights are redeemed as provided in Section 23 hereof, (ii) the time at which all of the Rights (other than Rights that have become void pursuant to the provisions of Section 7(e) hereof) are exchanged for Common Stock or other assets or securities as provided in Section 27 hereof, (iii) the close of business on the effective date of the repeal of Section 382 of the Code or any successor statute if the Board of Directors of the Company determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, (iv) the close of business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no Tax Benefits may be carried forward, (v) the close of business on June 30, 2017, provided that, prior to such date, the Board of Directors may determine to extend this Agreement to a date not later than the close of business on the fifth anniversary of the date of this Agreement as long as such extension is submitted to the stockholders of the Company for ratification at the 2015 Annual Meeting of Stockholders, or (vi) the close of business on the first Business Day following the date on which the Inspectors of Election for the Company's 2015 Annual Meeting of Stockholders certify that the vote on this Agreement at such meeting (with the required vote for such approval to be described in the Company's proxy statement relating to such Annual Meeting) reflects that stockholder approval of the Agreement has not been received (the earliest of (i) and (ii) and (iii) and (iv) and (v) and (vi) being herein referred to as the “Expiration Date”); provided, however, that in connection with any exercise effected pursuant to this Section 7, the Board of Directors may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Preferred Stock that would result in such holder, together with such holder's Affiliates and Associates, becoming the Beneficial Owner of more than 4.9% of the total number of shares of Stock then-outstanding (treating all shares of Stock as a single class). If a holder would, but for the previous sentence, be entitled to receive a number of shares that would otherwise result in such holder, together with such holder's Affiliates and Associates, becoming the Beneficial Owner of in excess of 4.9% of total number of shares of Stock then-outstanding (such shares, the “Excess Shares”), in lieu of receiving such Excess Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of the Preferred Stock (as determined pursuant to Section 11(d) hereof) at the close of business on the trading day following the date of exercise multiplied by the number of Excess Shares that would otherwise have been issuable to such holder.
(b)The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $10.00, and shall be subject to adjustment from time to time as provided in Sections 11 hereof and shall be payable in accordance with paragraph (c) below.
(c)Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandth of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandth of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to, or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute a note or other evidence of indebtedness or other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or evidences of indebtedness or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.
(d)In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.
(e)Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Triggering Event, any Rights Beneficially Owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.
(f)Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.
Section 8.Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
Section 9.Reservation and Availability of Capital Stock.
(a)The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.
(b)So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c)The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Triggering Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Securities Act of 1933 (the “Act”) with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension has been rescinded. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.
(d)The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-thousandth of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (or Units) (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.
(e)The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandth of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required (i) to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandth of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or (ii) to issue or deliver any certificates for a number of one one-thousandth of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.
Section 10.Preferred Stock Record Date. Each Person in whose name any certificate for a number of one one-thousandth of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11.Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a)(i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and

Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.
(i)In the event any Person shall become an Acquiring Person, then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided elsewhere in this Agreement including Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandth of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandth of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Triggering Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price per share of Common Stock (determined pursuant to Section 11(d) hereof) on the date of such first occurrence (such number of shares, the “Adjustment Shares”); provided, however, that in connection with any exercise effected pursuant to this Section 11(a)(ii), the Board of Directors may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock that would result in such holder, together with such holder's Affiliates and Associates, becoming the Beneficial Owner of more than 4.9% of the total number of shares of Stock then-outstanding (treating all shares of Stock as a single class). If a holder would, but for the previous sentence, be entitled to receive a number of shares that would otherwise result in such holder, together with such holder's Affiliates and Associates, becoming the Beneficial Owner of in excess of 4.9% of the total number of shares of Stock then-outstanding (such shares, the “Excess Flip-In Shares”), in lieu of receiving such Excess Flip-In Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of the Common Stock on the date of the occurrence of a Triggering Event multiplied by the number of Excess Flip-In Shares that would otherwise have been issuable to such holder.
(ii)In the event that the number of shares of Common Stock which are authorized by the Company's Restated Certificate of Incorporation but not outstanding, subscribed for or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board of Directors of the Company has deemed to have essentially the same value or economic rights as shares of Common Stock (such shares of preferred stock being referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors; provided, however, that the Board of Directors may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive equity securities under this subparagraph (iii) to the extent the Company determines the receipt thereof could limit the Company's ability to utilize the Tax Benefits; and provided, further, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the first occurrence of a Triggering Event, then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, debt securities, other assets, or any combination of the foregoing which has an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board of Directors of the Company determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the first occurrence of a Triggering Event, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the date of the occurrence of a Triggering Event and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.
(b)In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c)In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.
(d)(i)    For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.
(i)For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to inverse of one one-thousandth (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price of a Unit shall be equal to the Current Market Price of one share of Preferred Stock divided by 1000.
(e)Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest share of Common Stock or other share of capital stock or one one-thousandth of a share of Preferred Stock, as the case may be.
(f)If as a result of an adjustment made pursuant to Section 11(a)(ii), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.
(g)All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandth of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(h)Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandth of a share of Preferred Stock (calculated to the nearest one one-thousandth of a share of Preferred Stock) obtained by: (i) multiplying (x) the number of one one-thousandth of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
(i)The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandth of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.
(j)Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandth of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandth of a share which were expressed in the initial Rights Certificates issued hereunder.
(k)Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one one-thousandth of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of one one-thousandth of a share of Preferred Stock at such adjusted Purchase Price.
(l)In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandth of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandth of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.
(m)Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.
(n)The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.
(o)The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.
(p)Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at anytime after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.
Section 12.Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.
Section 13.[Reserved].
Section 14.Fractional Rights and Fractional Shares.
(a)The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.
(b)The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.
(c)Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one (1) share of Common Stock shall be the closing price of one (1) share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.
(d)The holder of a Right by the acceptance of the Rights expressly waives his or her right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.
Section 15.Rights of Action. All rights of action in respect of this Agreement, except the rights of action that are given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder's own behalf and for such holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.
Section 16.Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;
(b)after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;
(c)subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and
(d)notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.
Section 17.Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-thousandth of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.
Section 18.Concerning the Rights Agent.
(a)The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises. In no case shall the Rights Agent be liable for special, indirect, incidental or consequential loss or damage.
(b)The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights

Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.
Section 19.Merger or Consolidation or Change of Name of Rights Agent.
(a)Any corporation into which the Rights Agent or any successor Rights Agent may be merged, converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust, stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
(b)In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
Section 20.Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:
(a)The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.
(b)Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.
(c)The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.
(d)The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.
(e)The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.
(f)The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
(g)The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.
(h)The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.
(i)The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.
(j)No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
(k)If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause l and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.
Section 21.Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail. The Company may, in its sole discretion, remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a legal business entity organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an Affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22.Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.
Section 23.Redemption and Termination.
(a)The Board of Directors may, at its option, at any time prior to the close of business on the tenth day after any Person becomes an Acquiring Person, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, subject to adjustment as provided in Section 23(c) hereof (the “Redemption Price”). The redemption of the Rights by the Board of Directors may be made effective at such time after the Board of Directors' action to redeem the Rights on such basis and subject to such conditions, as the Board of Directors, in its sole and absolute discretion, may establish.
(b)Without any further action and without any notice, the right to exercise the Rights will terminate effective at the time so designated by action of the Board of Directors ordering the redemption of the Rights and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Within ten (10) days after the effective time of the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each notice of redemption will state the method by which the payment of the Redemption Price will be made. At the option of the Board of Directors, the Redemption Price may be paid in cash to each Rights holder or by the issuance of shares (and, at the Company's election pursuant to Section 14(b) hereof, cash in lieu of fractions of shares other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock or Common Stock having an aggregate Current Market Price equal to such cash payment.
(c)In the event the Company shall at any time after the date of this Agreement but before such time as any Person becomes an Acquiring Person (i) pay any dividend on Common Stock in shares of Common Stock, (ii) subdivide or split the outstanding shares of Common Stock into a greater number of shares or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Common Stock and as a consequence thereof the number of Rights outstanding shall change, then, and in each such event, the Redemption Price may, by action of the Board of Directors in its discretion, be appropriately adjusted in respect of such transaction so as to maintain the aggregate Redemption Price of all Rights after such transaction at the same amount, insofar as practicable, as before the transaction.
Section 24.Notice of Certain Events.
(a)In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

(b)In case any of the events set forth in Section 11(a)(ii) hereof shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.
Section 25.Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
Vonage Holdings Corp.
23 Main Street, Holmdel
Holmdel, New Jersey 07733
Attention: Chief Legal Officer
Telephone: (732) 444-2364
Facsimile: (732) 202-5221
Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Attention: Corporate Trust Department
Telephone: (718) 921-8360
Facsimile: (718) 765-8719

with copy (which shall not constitute notice) to:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Attention: General Counsel

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
Section 26.Supplements and Amendments. For as long as the Rights are then redeemable, the Company (at the direction of the Board of Directors) may, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of the Rights. At any time when the Rights are not then redeemable, the Company (at the direction of the Board of Directors) may, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights, provided that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or any other Person in whose hands Rights are null and void under the provisions of Section 7(e) hereof), (b) cause this Agreement again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment and, subject to the last sentence of this Section 26, such amendment shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent's own rights, duties, obligations or immunities under this Agreement.
Section 27.Exchange.
(a)The Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) by exchanging for each such Right one share of Common Stock of the Company, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such number of shares of Common Stock per Right being hereinafter referred to as the “Exchange Ratio”); provided, however, that in connection with any exchange effected pursuant to this Section 27, the Board of Directors may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock that would result in such holder, together with such holder's Affiliates and Associates, becoming the Beneficial Owner of more than 4.9% of the shares of Stock then-outstanding (treating all shares of Stock as a single class). If a holder would, but for the proviso set forth in the previous sentence, be entitled to receive a number of shares under this subsection (a) that would otherwise result in such holder, together with such holder's Affiliates and Associates, becoming the Beneficial Owner of shares of stock in excess of 4.9% of the shares of Stock then-outstanding (such shares, the “Excess Exchange Shares”), in lieu of receiving such Excess Exchange Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of the Common Stock on the date of the occurrence of a Triggering Event multiplied by the number of Excess Exchange Shares that would otherwise have been issuable to such holder. The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Prior to effecting an exchange pursuant to this Section 27, the Board of Directors may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange, and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding.
(b)Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to Section 27(a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.
(c)In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 27, the Company shall make adequate provisions to substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fractions thereof having an aggregate value equal the then Current Market Price per share of the Common Stock (determined pursuant to Section 11(d) hereof) multiplied by the Exchange Ratio, provided, however, the Board of Directors may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Preferred Stock that would result in such holder, together with such holder's Affiliates and Associates, becoming the Beneficial Owner of more than 4.9% of the Preferred Stock to be then-outstanding. If a holder would, but for the previous sentence, be entitled to receive a number of shares of Preferred Stock that would otherwise result in such holder, together with such holder's Affiliates and Associates, becoming the Beneficial Owner of in excess of 4.9% of the Preferred Stock to be then-outstanding (such shares, the “Excess Preferred

Shares”), in lieu of receiving such Excess Preferred Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of the Common Stock on the date of the occurrence of a Triggering Event multiplied by the number of Excess Preferred Shares that would otherwise have been issuable to such holder.
(d)The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares. In lieu of such fractional shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this Section 27(d), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock for the Trading Day immediately prior to the date of exchange pursuant to this Section 27.
Section 28.Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 29.Determinations and Actions by the Board of Directors, etc. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) in good faith, shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties.
Section 30.Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).
Section 31.Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the twentieth day following the date of such determination by the Board of Directors.
Section 32.Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts made and to be performed entirely within such state.
Section 33.Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
Section 34.Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
[SIGNATURE PAGE IMMEDIATELY FOLLOWS]
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:	VONAGE HOLDINGS, CORP.

By:/s/ Randy K. Rutherford	By:/s/ Barry L. Rowan
Name:Randy K. Rutherford, Esq.	Name:Barry L. Rowan
Title:Attorney-at-Law State of New Jersey	Title:Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

Attest:	American Stock Transfer & Trust Company, LLC

By:/s/ Marianela Patterson	By:/s/ Paula Caroppoli
Name:Marianela Patterson	Name: Paula Caroppoli
Title:Relationship Manager	Title:Senior Vice President

EXHIBIT A
CERTIFICATE OF DESIGNATIONS, POWERS, PREFERENCES
AND RIGHTS OF SERIES A PARTICIPATING PREFERRED STOCK

of

VONAGE HOLDINGS CORP.

Pursuant to Section 151 of the General Corporation Law
of the State of Delaware

Vonage Holdings Corp., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly held and called on June 7, 2012:
 RESOLVED, that pursuant to the authority expressly vested in the Board of Directors of the Corporation by its Restated Certificate of Incorporation of the Corporation, the Board of Directors duly adopted the following resolutions:
RESOLVED, that, pursuant to Article IV of the Corporation's Restated Certificate of Incorporation (which authorizes 5,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”)), the Board of Directors hereby, creates a series of Preferred Stock designated Series A Participating Preferred Stock (“Series A Participating Preferred Stock”) and fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of such series of Preferred Stock as follows:
 RESOLVED, that each share of such series of Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

1.Designation and Amount. The shares of such series shall be designated as “Series A Participating Preferred Stock” and the number of shares constituting such series shall be 250,000.
2.Dividends and Distributions.
(a)Subject to the rights of the holders of any shares of any series of preferred stock of the Corporation ranking prior and superior to the Series A Participating Preferred Stock with respect to dividends, the holders of shares of Series A Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to (subject to the provision for adjustment hereinafter set forth), 1000 times the aggregate per share amount of all cash dividends, and 1000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Corporation or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Participating Preferred Stock. In the event the Corporation shall at any time after June 7, 2012 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)The Corporation shall declare a dividend or distribution on the outstanding shares of Series A Participating Preferred Stock as provided in Paragraph (a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).
(c)Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.
3.Voting Rights. The holders of shares of Series A Participating Preferred Stock shall have the following voting rights:
(a)Subject to the provision for adjustment hereinafter set forth, each share of Series A Participating Preferred Stock shall entitle the holder thereof to 1000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)Except as otherwise provided in the Restated Certificate of Incorporation, or by law, the holders of shares of Series A Participating Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
(c)Except as otherwise required by applicable law or as set forth herein, the shares of Series A Participating Preferred Stock shall not have any relative, participating, optional or other special voting rights and powers and the consent of the holders thereof shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for the taking of any corporate action.

4.Certain Restrictions.
(a)Whenever quarterly dividends or other dividends or distributions payable on the Series A Participating Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i)declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock;
(ii)declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, except dividends paid ratably on the Series A Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii)redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Participating Preferred Stock; or
(iv)purchase or otherwise acquire for consideration any shares of Series A Participating Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(b)The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
5.Reacquired Shares. Any shares of Series A Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.
6.Liquidation, Dissolution or Winding Up.
(a)Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Participating Preferred Stock shall have received an amount equal to $0.001 per share of Series A Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1000 (as appropriately adjusted as set forth in subparagraph (c) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Participating Preferred Stock and Common Stock, respectively, holders of Series A Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.
(b)In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.
(c)In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii)

combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
7.Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
8.No Redemption. The shares of Series A Participating Preferred Stock shall not be redeemable.
9.Ranking. Unless otherwise provided in the Restated Certificate of Incorporation of the Corporation, or a certificate of designations relating to a subsequent series of preferred stock of the Corporation, the Series A Participating Preferred Stock shall rank junior to all other series of the Corporation's preferred stock as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up and senior to the Common Stock.
10.Amendment. The certificate of incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Participating Preferred Stock, voting separately as a class.
11.Fractional Shares. Series A Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Participating Preferred Stock.
IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its duly authorized officer this 7th day of June 2012.
VONAGE HOLDINGS CORP.

By: _______________________________
Name:
Title:

Exhibit B
[Form of Rights Certificate]
Certificate No. R-    Rights
THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT).] ACCORDINGLY, THIS RIGHTS

CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.
Rights Certificate

VONAGE HOLDINGS CORP.
This certifies that ______________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of June 7, 2012 (as it may be amended from time to time, the “Rights Agreement”), between Vonage Holdings Corp., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on June 7, 2013 (subject to extension by the Board of Directors as provided in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series A Participating Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $10.00 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of June 7, 2012 based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.
Upon the occurrence of a Triggering Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Triggering Event.
As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including a Triggering Event.
This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.
This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandth of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the close of business on the tenth day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Agreement). In addition, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, shares of preferred stock of the Company having essentially the same value or economic rights as such shares or other consideration as provided by the Rights Agreement. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.
No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.
No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.
This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.
Dated as of _____________.

Attest:	VONAGE HOLDINGS CORP.

By: Secretary	By:
Name:	Name:
Title:	Title:

Countersigned:

Attest:	AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	By: Authorized Signature
Name:
Title:
[Form of Reverse Side of Rights Certificate]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)
FOR VALUE RECEIVED ___________ hereby sells, assigns and transfers unto ___________ (Please print name and address of transferee) this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: ___________
Signature: ________________
Signature Guaranteed:
Certificate
The undersigned hereby certifies by checking the appropriate boxes that:
(1)    this Rights Certificate [   ] is [   ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);
(2)    after due inquiry and to the best knowledge of the undersigned, it [   ] did [   ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.
Dated: ___________
Signature: ________________
Signature Guaranteed:
NOTICE
The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.
FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)
To:    VONAGE HOLDINGS CORP.:

The undersigned hereby irrevocably elects to exercise __________ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:
Please insert social security
or other identifying number
(Please print name and address):

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number
(Please print name and address):

Dated:
Signature:
Signature Guaranteed:
Certificate

The undersigned hereby certifies by checking the appropriate boxes that:
(1)    the Rights evidenced by this Rights Certificate [   ] are [   ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);
(2)    after due inquiry and to the best knowledge of the undersigned, it [   ] did [   ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.
(3)    to the best knowledge of the undersigned, exercise of the Rights evidenced by the Rights Certificate [   ] will result [   ] will not result in it, together with its Affiliates and Associates, becoming the Beneficial Owner of more than 4.9% of the total number of shares of Stock then-outstanding (treating all shares of Stock as a single class).

Dated:
Signature:
Signature Guaranteed:
NOTICE
The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Exhibit C
SUMMARY OF RIGHTS TO PURCHASE SERIES A PARTICIPATING PREFERRED STOCK
AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED OR TRANSFERRED TO, OR BENEFICIALLY OWNED BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY BENEFICIALLY OWNED BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BE NULL AND VOID.
SUMMARY OF TERMS
TAX BENEFITS PRESERVATION PLAN

Purpose
The purpose of the Tax Benefits Preservation Plan (“Rights Agreement”) described in this summary of terms is to preserve the value of the deferred tax assets (“Tax Benefits”) of Vonage Holdings Corp. (“Vonage”) for U.S. federal income tax purposes.

Form of Security
The Board will declare a dividend of one preferred stock purchase right for each outstanding share of common stock, par value $0.001 per share, of the Company (“Common Stock”), payable to holders of record as of the close of business on June 18, 2012 (each a “Right” and collectively, the “Rights”).

Exercise
Prior to the “Distribution Date,” as discussed below, the Rights are not exercisable. After the Distribution Date, each Right is exercisable to purchase, for $10.00 (the “Purchase Price”), one one-thousandth of a share of Series A Participating Preferred Stock, $0.001 par value per share, of Vonage (“Preferred Stock”), subject to adjustment in accordance with the terms of the Rights Agreement.

Distribution Date
Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights certificates will be distributed. On or after the Distribution Date, subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock. The Distribution Date will occur upon the earlier of (i) ten (10) business days following the date of a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 4.9% or more of the outstanding shares of Common Stock or such earlier date on which a majority of the Board of Directors becomes aware of the existence of an Acquiring Person (such date being the “Stock Acquisition Date”) or (ii) ten (10) business days (or such later time as the Board of Directors may determine) following the commencement of a tender offer or exchange offer that would result in a person becoming an Acquiring Person.
An Acquiring Person would not include, among others: (i) Vonage or any of its subsidiaries; (ii) employee benefit plans and persons holding shares of Common Stock on behalf of such plans; (iii) existing 4.9% stockholders (unless they increase their percentage stock ownership); (iv) persons or groups who, in the Board's view, have inadvertently become 4.9% stockholders, unless and until such person or group shall have failed to divest, as soon as practicable, sufficient shares of Common Stock such that they would no longer be a 4.9% stockholder (upon terms or conditions satisfactory to the Board); (v) an “investment advisor” to mutual funds or trustees of certain qualified trusts if immediately after any increase in Beneficial Ownership of Common Stock by such Person (A) no single mutual fund or qualified trust advised by such investment advisor or such trustee, respectively, actually owns or beneficially owns 4.9% or more of the shares of Common Stock then outstanding and (B) such investment advisor or trustee Beneficially Owns (other than with respect to such mutual funds or such trusts, as applicable) less than 4.9% of the shares of Common Stock then outstanding; and (vi) 4.9% stockholders whose acquisitions, in the Board's view, would not be inconsistent with the purpose of the Rights Agreement.

Flip-In
In the event that any person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of Vonage), having a value equal to two times the exercise price of the Right. The exercise price is the Purchase Price times the number of units associated with each Right (initially, one). Notwithstanding any of the foregoing, following the occurrence of an Acquiring Person becoming such (the “Flip-In Event”), all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or its Affiliates and Associates and certain transferees thereof will be null and void.

Exchange
At any time after the Stock Acquisition Date but before the time the Acquiring Person becomes the beneficial owner of 50% or more of the outstanding shares of Common Stock, the Board may exchange the Rights (other than Rights beneficially owned by an Acquiring Person or any other Rights that shall be deemed void under the terms of the Rights Agreement), in whole or in part, at an exchange ratio equal to one share of Common Stock per Right (subject to adjustment).

Redemption
At any time until the close of business on the tenth day following the Stock Acquisition Date, Vonage may redeem the Rights in whole, but not in part, at a price of $0.001 per Right. Immediately upon the action of the Board of Directors ordering redemption of the Rights (or at the effective time of such redemption designated by the Board), the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Expiration
The Rights will expire on the earliest of (i) the time at which the Rights are redeemed pursuant to the Rights Agreement, (ii) the time at which the Rights (other than Rights owned by an Acquiring Person) are exchanged pursuant to the Rights Agreement, (iii) the repeal of Section 382 of the Code or any successor statute if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of certain tax benefits, (iv) the close of business on the first day of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward, (v) the close of business on June 7, 2013, provided that, prior to such date, the Board of Directors may determine to extend the Rights Agreement to a date not later than the close of business on the third anniversary of the date of the Rights Agreement as long as such extension is submitted to the stockholders of the Company for ratification at the 2013 Annual Meeting of Stockholders, or (vi) the first business day after the date on which the Inspectors of Election for the Company's 2013 Annual Meeting of Stockholders certify that the Rights Agreement has not been approved by stockholders at that meeting.

Amendments
Any of the provisions of the Rights Agreement may be amended by the Board for so long as the Rights are redeemable (other than changes to the redemption price, which may not be amended). After the time that the Rights are redeemable, the provisions of the Rights Agreement may be amended by the Board provided that no such amendment may (i) adversely affect the interests of the holders of the Rights, (ii) cause the Rights Agreement to again become amendable or (iii) cause the Rights to again become redeemable.

Stockholder Rights
Until a Right is exercised, the holder thereof, as such, will have no rights as a Vonage stockholder, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to Vonage, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) as set forth above or in the event the Rights are redeemed.

Antidilution Provisions
The Purchase Price payable, and the number of units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from Vonage. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as amended from time to time, the complete terms of which are hereby incorporated by reference.

APPENDIX B
VONAGE HOLDINGS CORP.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS
TO ADJUSTED OIBDA AND TO ADJUSTED OIBDA MINUS CAPEX
(Dollars in thousands)
(unaudited)

	For the Years Ended December 31,
	2016	2015	2014
Income from operations	$44,154	$52,992	$58,071
Depreciation and amortization	72,285	61,833	49,514
Share-based expense	30,253	27,541	21,070
Acquisition related transaction and integration costs	4,863	2,610	2,566
Acquisition related consideration accounted for as compensation	16,780	—	—
Change in contingent consideration	(11,472)	—	—
Organizational transformation	2,435	—	—
Loss on sublease	744	—	—
Loss from discontinued operation, excluding income tax	—	(1,615)	(10,259)
Depreciation from discontinued operation	—	132	1,878
Net loss attributable to noncontrolling interest	—	59	819
Adjusted OIBDA	$160,042	$143,552	$123,659
Less:
Capital expenditures	$(26,146)	$(17,323)	$(12,436)
Intangible assets	$(50)	$(2,500)	$—
Acquisition and development of software assets	$(11,538)	$(14,183)	$(11,819)
Adjusted OIBDA Minus Capex	$122,308	$109,546	$99,404

A - 1

VONAGE HOLDINGS CORP.
RECONCILIATION OF GAAP NET INCOME ATTRIBUTABLE TO VONAGE TO
NET INCOME ATTRIBUTABLE TO VONAGE EXCLUDING ADJUSTMENTS
(Dollars in thousands)
(unaudited)

	For the Years Ended December 31,
	2016	2015	2014
Net income attributable to Vonage	$17,907	$22,655	$20,266
Amortization of acquisition - related intangibles	32,016	24,592	15,036
Acquisition related costs	4,863	2,610	2,566
Acquisition related consideration accounted for as compensation	16,780	—	—
Change in contingent consideration	(11,472)	—	—
Organizational transformation	2,435	—	—
Loss on sublease	744	—	—
Tax effect on adjusting items	(18,745)	(11,240)	(7,273)
Net income attributable to Vonage excluding adjustments	$44,528	$38,617	$30,595
Net income attributable to Vonage per common share:
Basic	$0.08	$0.11	$0.10
Diluted	$0.08	$0.10	$0.09
Weighted-average common shares outstanding:
Basic	215,751	213,147	209,822
Diluted	231,941	224,110	219,419
Net income attributable to Vonage excluding adjustments per common share, excluding adjustments:
Basic	$0.21	$0.18	$0.15
Diluted	$0.19	$0.17	$0.14
Weighted-average common shares outstanding:
Basic	215,751	213,147	209,822
Diluted	231,941	224,110	219,419
VONAGE HOLDINGS CORP.
FREE CASH FLOW
(Dollars in thousands)
(unaudited)

	For the Years Ended December 31,
	2016	2015
Net cash provided by operating activities	$87,012	$129,731
Less:
Capital expenditures	(26,146)	(17,323)
Intangible assets	(50)	(2,500)
Acquisition and development of software assets	(11,538)	(14,183)
Free cash flow	$49,278	$95,725

A - 2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at http://ir.vonage.com.

E27031-P91132

VONAGE HOLDINGS CORP.
Annual Meeting of Stockholders
June 8, 2017 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) revoking all prior proxies hereby appoint(s) Randy Rutherford and Henry Pickens, or either of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of VONAGE HOLDINGS CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 10:00 AM, local time on June 8, 2017 live via the Internet at www.virtualshareholdermeeting.com/VG2017 and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

V.1.2

VONAGE HOLDINGS CORP.
PO BOX 310
HOLMDEL, NJ 07733

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VG2017**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E27030-P91132 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VONAGE HOLDINGS CORP.

A. Election of Directors

The Board of Directors recommends you vote FOR the listed nominees.

Nominees:	For	Against	Abstain
1a. Carolyn Katz	☐	☐	☐
1b. John J. Roberts	☐	☐	☐
1c. Carl Sparks	☐	☐	☐

B. Issues

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 Year	2 Years	3 Years	Abstain
4. To recommend, by a non-binding advisory vote, the frequency of future advisory votes on the executive compensation of our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
5. To ratify the extension of our Tax Benefits Preservation Plan.	☐	☐	☐

NOTE: To transact other business as may properly come before the meeting or any adjournment thereof.

C. Authorized Signatures

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V.1.2

*** Exercise Your *Right* to Vote ***

VONAGE HOLDINGS CORP.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 13, 2017
Date: June 8, 2017 **Time:** 10:00 AM Local Time
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/VG2017.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/VG2017 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

VONAGE HOLDINGS CORP.
PO BOX 310
HOLMDEL, NJ 07733

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E27042-P91132

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 25, 2017 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to *www.virtualshareholdermeeting.com*/VG2017. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E27043-P91132

Voting Items

A. Election of Directors

The Board of Directors recommends you vote FOR the listed nominees.

Nominees:

1a. Carolyn Katz

1b. John J. Roberts

1c. Carl Sparks

B. Issues

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 1 YEAR on the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

NOTE: To transact other business as may properly come before the meeting or any adjournment thereof.

E27044-P91132